EXHIBIT 99.1
------------

                                                               NOVEMBER 15, 2002

                                  $437,881,983
                                  (APPROXIMATE)
                                  GSAMP 2002-HE
                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
                       MORTGAGE PASS-THROUGH CERTIFICATES

OVERVIEW OF THE OFFERED CERTIFICATES
------------------------------------

                                                                           ESTIMATED
                                                              INITIAL        AVG.         PRINCIPAL
               APPROXIMATE         PRIMARY      EXPECTED    PASS-THROUGH     LIFE          PAYMENT      MOODY'S/S&P
                PRINCIPAL         COLLATERAL     CREDIT         RATE         (YRS)         WINDOW        EXPECTED
CERTIFICATES     BALANCE            GROUP       SUPPORT         (2)           (3)          (3)(4)         RATINGS
------------   ------------      ------------   --------    ------------   ---------    -------------   -----------
A-1            $212,364,000      Group I (1)       18.00%   LIBOR + [ ]%        2.34    12/02 - 02/10     Aaa/AAA
A-2A           $103,788,000      Group II(1)       18.00%   LIBOR + [ ]%        1.30    12/02 - 09/05     Aaa/AAA
A-2B           $ 47,456,000      Group II (1)      18.00%   LIBOR + [ ]%        5.47    09/05 - 02/10     Aaa/AAA
M-1            $ 27,714,000      Group I & II      11.75%   LIBOR + [ ]%        4.92    03/06 - 02/10     Aa2/AA
M-2            $ 23,280,000      Group I & II       6.50%   LIBOR + [ ]%        4.86    01/06 - 02/10      A2/A
B-1            $ 14,411,000      Group I & II       3.25%   LIBOR + [ ]%        4.83    12/05 - 02/10    Baa1/BBB+
B-2            $  4,434,000      Group I & II       2.25%   LIBOR + [ ]%        4.81    12/05 - 02/10    Baa2/BBB
B-3            $  4,434,983      Group I & II       1.25%   LIBOR + [ ]%        4.53    12/05 - 10/09    Baa3/BBB-
TOTAL          $437,881,983(5)

(1) Under certain circumstances, the Class A-1 Certificates may receive principal payments from the Group II Mortgage Loans and the Class A-2A and Class A-2B Certificates (together, the "Class A-2 Certificates") may receive principal payments from the Group I Mortgage Loans.

(2) See the Coupons of the Certificates section of this Term Sheet for more information on the Pass-Through Rates of the Certificates.

(3) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Clean-up Call on all Certificates.

(4) The Stated Final Maturity Date for the Certificates is the Distribution Date in November 2032.

(5) The initial aggregate principal balance of the Offered Certificates will be subject to an upward or downward variance of no more than approximately 5%.

SELECTED MORTGAGE POOL DATA(6)
------------------------------

                                                                   GROUP I                      GROUP II
                                                         ---------------------------   --------------------------
                                                          ADJUSTABLE        FIXED      ADJUSTABLE        FIXED
                                                             RATE           RATE          RATE           RATE        AGGREGATE
------------------------------------------------------   ------------    -----------   -----------    -----------   ------------
SCHEDULED PRINCIPAL BALANCE:                             $220,922,167    $38,058,829   $86,586,136    $97,857,660   $443,424,792
NUMBER OF MORTGAGE LOANS:                                       1,337            582           226            666          2,811
AVERAGE SCHEDULED PRINCIPAL BALANCE:                     $    165,237    $    65,393   $   383,124    $   146,933   $    157,746
WEIGHTED AVERAGE GROSS COUPON:                                   8.14%          9.96%         7.90%          8.86%          8.41%
WEIGHTED AVERAGE NET COUPON:                                     7.61%          9.43%         7.37%          8.33%          7.88%
WEIGHTED AVERAGE FICO SCORE:                                      633            645           643            663            643
WEIGHTED AVERAGE TOTAL POOL LTV RATIO(7):                       91.26%         90.46%        92.08%         88.58%         90.76%
WEIGHTED AVERAGE FIRST LIEN LTV RATIO(8):                       83.51%         55.37%        82.56%         73.43%         78.69%
% OF LOANS WITH FIRST LIEN LTV RATIO > 80%:                     38.80%         26.60%        34.63%         49.73%         39.35%
% OF LOANS WITH FIRST LIEN LTV RATIO > 80% WITH MI(9):           0.00%         17.72%         0.00%         39.19%         10.17%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                  358            266           358            306            339
WEIGHTED AVERAGE SEASONING (MONTHS):                                2              3             2              3              2
WEIGHTED AVERAGE MONTHS TO ROLL(10):                               23            N/A            23            N/A             23
WEIGHTED AVERAGE GROSS MARGIN(10):                               6.27%           N/A          6.08%           N/A           6.22%
WEIGHTED AVERAGE INITIAL RATE CAP(10):                           1.59%           N/A          1.59%           N/A           1.59%
WEIGHTED AVERAGE PERIODIC RATE CAP(10):                          1.00%           N/A          1.00%           N/A           1.00%
WEIGHTED AVERAGE GROSS MAXIMUM LIFETIME RATE(10):               14.63%           N/A         14.39%           N/A          14.57%

(6) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted.

(7) Total Pool LTV reflects the value of the first lien loans and the companion second liens at origination.

(8)   First Lien LTV reflects the value of the first lien loans at origination.

(9) All FNBN originated mortgage loans with an LTV over 80% are covered by loan-level mortgage insurance policies. These policies provide coverage down to an effective weighted average loan-to-value ratio of 58.84%.

(10) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               NOVEMBER 15, 2002

FEATURES OF THE TRANSACTION
---------------------------

o The collateral consists of sub-prime fixed rate and adjustable rate, first lien (92.41%) and second lien (7.59%) residential mortgage loans (the "Mortgage Loans") originated by WMC Mortgage Corp. ("WMC") and First National Bank of Nevada ("FNBN"). By unpaid principal balance, 86.51% was originated by WMC and 13.49% by FNBN.

o The WMC collateral contains second lien mortgage loans. All second lien mortgage loans have their companion first lien mortgage loans included in the collateral pool (i.e. there are no stand-alone second lien mortgage loans).

o The Group I Mortgage Loans consist of 93.79% first liens and 6.21% second liens. The Group II Mortgage Loans consist of 90.48% first liens and 9.52% second liens.

o Credit support for the Certificates is provided through a senior/subordinated structure. The expected amount of credit support for the Class A Certificates is 18.00% in the form of subordination and overcollateralization.

o This transaction will contain a 1-month LIBOR interest rate cap agreement (the "Interest Rate Cap") with an initial notional amount of $96,939,323. The Interest Rate Cap will have a term of 60 months and a strike rate of 1-month LIBOR equal to 8.00%. Interest Rate Cap payments will be available only to pay basis risk shortfall carry forward amounts on the Class A2-A, Class A2-B, Class M-1, Class M-2, Class B-1, Class B-2 and Class B-3 Certificates in the manner described herein. The notional amount of the Interest Rate Cap will amortize as specified in the amortization schedule attached as Appendix A.

o     The Mortgage Loans will be serviced by Ocwen Federal Bank F.S.B.
      ("Ocwen").

o     The credit risk manager will be The Murrayhill Company.

o The Deal will be modeled on Intex as "GSA02HE" and on Bloomberg as "GSAMP 02-HE".

o The Certificates in the table above will be registered under a registration statement filed with the Securities and Exchange Commission.

SELECTED MORTGAGE POOL DATA BY ORIGINATOR
-----------------------------------------

                                                         WMC           FNBN
                                                     ------------   -----------
SCHEDULED PRINCIPAL BALANCE:                         $383,594,959   $59,829,833
AVERAGE SCHEDULED PRINCIPAL BALANCE:                     $156,569      $165,734
% OF TOTAL POOL SCHEDULED PRINCIPAL BALANCE:                86.51%        13.49%
NUMBER OF MORTGAGE LOANS:                                   2,450           361
WEIGHTED AVERAGE GROSS COUPON:                               8.38%         8.60%
WEIGHTED AVERAGE NET COUPON:                                 7.85%         8.07%
WEIGHTED AVERAGE FICO SCORE:                                  639           667
% FIRST LIEN LOANS:                                         91.23%       100.00%
WEIGHTED AVERAGE TOTAL POOL LTV RATIO:                      91.18%        88.08%
WEIGHTED AVERAGE FIRST LIEN LTV RATIO:                      77.22%        88.08%
% OF LOANS WITH FIRST LIEN LTV RATIO > 80%:                 33.73%        75.37%
% OF LOANS WITH FIRST LIEN LTV RATIO > 80% WITH MI:          0.00%       100.00%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):              341           324
WEIGHTED AVERAGE SEASONING (MONTHS):                            2             4
% FULL DOC LOANS:                                           44.25%         3.49%
% PURCHASE LOANS:                                           57.24%        79.25%
% PRIMARY OCCUPANCY LOANS:                                  95.14%        93.96%
% SINGLE FAMILY LOANS:                                      72.14%        53.08%
STATE WITH HIGHEST REPRESENTATION:                      CA: 56.92%    IL: 16.46%
% ADJUSTABLE RATE LOANS:                                    80.16%         0.00%
% FIXED RATE LOANS:                                         19.84%       100.00%


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               NOVEMBER 15, 2002

TIME TABLE
----------

EXPECTED CLOSING DATE:        November 27th, 2002

CUT-OFF DATE:                 November 1st, 2002

EXPECTED PRICING DATE:        On or before November 25th, 2002

FIRST DISTRIBUTION DATE:      December 20th, 2002

KEY TERMS
---------

DEPOSITOR:                    GS Mortgage Securities Corp.

SERVICER:                     Ocwen Federal Bank F.S.B

TRUSTEE:                      Deutsche Bank National Trust Company

CREDIT RISK MANAGER:          The Murrayhill Company

SERVICING FEE:                50 bps

TRUSTEE FEE:                  1 bp

CREDIT RISK MANAGER FEE:      1.75 bps

INTEREST RATE CAP
COUNTERPARTY:                 Goldman Sachs Capital Markets LP, which is rated
                              A1+ and F1+ by Moody's Investors Service, Inc. and
                              Fitch Ratings, respectively.

DISTRIBUTION DATE:            20th day of the month or the following Business
                              Day

RECORD DATE:                  For any Distribution Date, the last Business Day
                              of the accrual period

DELAY DAYS:                   0 day delay on all Certificates

DAY COUNT:                    Actual/360 basis

INTEREST ACCRUAL:             The prior Distribution Date to the day prior to
                              the current Distribution Date except for the initial accrual period for which interest will accrue from the Closing Date.

PRICING PREPAYMENT
ASSUMPTION:                   Adjustable rate mortgage loans: 28% Fixed rate
                              mortgage loans: CPR starting at 10% CPR in month 1 and increasing to 25% CPR in month 12 (an approximate 1.364% increase per month), and remaining at 25% CPR thereafter.

MORTGAGE LOANS:               The Trust will consist of two groups of sub-prime
                              and Alt-A, fixed and adjustable rate, first lien
                              (92.41%) and second lien (7.59%) residential mortgage loans.

GROUP I MORTGAGE LOANS:       Approximately $258,980,997 of Mortgage Loans with
                              original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by both Freddie Mac and Fannie Mae.

GROUP II MORTGAGE LOANS:      Approximately $184,443,796 of Mortgage Loans with
                              original principal balances that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by both Freddie Mac and Fannie Mae.

BORROWER PAID MORTGAGE
INSURANCE:                    100.00% of the FNBN mortgage loans with
                              loan-to-value ratios at origination greater than 80% are covered by loan-level primary mortgage insurance policies. These loans represent 10.17% of the Mortgage Loans. The primary mortgage insurance will provide limited protection against losses on defaulted mortgage loans as it provides effective coverage down to a loan-to-value ratio of approximately 58.84%. Of the mortgage loans that have primary mortgage insurance, the mortgage insurance policies are provided by Radian
                              (82.40%), MGIC (16.32%), and Republic (1.28%).


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               NOVEMBER 15, 2002

EXCESS SPREAD:                The initial weighted average net coupon of the
                              mortgage pool will be greater than the interest payments on the Offered Certificates, resulting in excess cash flow calculated in the following manner:

                              Initial Gross WAC (1):                     8.4106%
                                Less Fees & Expenses (2):                0.5275%
                                                                         ------
                              Net WAC (1):                               7.8831%
                                Less Initial Certificate Coupon
                                    (Approx.)(1)(3):                     2.0534%
                                                                         ------
                              Initial Excess Spread (1):                 5.8297%

                                 (1) This amount will vary on each distribution
                                     date based on changes to the weighted
                                     average interest rate on the Mortgage Loans and/or the weighted average Pass-Through Rate on the Offered Certificates as well as any changes in day count.

                                 (2) Includes Servicing Fee, Trustee Fee, and
                                     Credit Risk Manager Fee.

                                 (3) Assumes 1-month LIBOR equal to 1.3800%,
                                     initial marketing spreads and a 30-day
                                     month.

SERVICER ADVANCING:           Yes as to principal and interest, subject to
                              recoverability

COMPENSATING INTEREST:        Yes, to the extent of the Servicing Fee for the
                              related interest accrual period

OPTIONAL CLEAN-UP CALL:       The deal has a 10% optional clean-up call.

RATING AGENCIES:              Moody's Investors Service, Inc. and Standard &
                              Poor's Ratings Group

MINIMUM DENOMINATION:         Class A-1 and Class A-2 Certificates (together,
                              the "Class A Certificates") - $25,000 Class M-1,
                              Class M-2, Class B-1, Class B-2 and Class B-3
                              Certificates - $250,000

LEGAL INVESTMENT:             It is anticipated that none of the Certificates
                              will be SMMEA eligible.

ERISA ELIGIBLE:               Underwriter's exemption is expected to apply to
                              all Offered Certificates. However, prospective purchasers should consult their own counsel.

TAX TREATMENT:                All Offered Certificates represent REMIC regular
                              interests and, to a limited extent, interests in certain basis risk interest carryover payments pursuant to the payment priorities in the transaction; which interest in certain basis risk interest carryover payments will be treated for tax purposes as an interest rate cap contract.

PROSPECTUS:                   The Offered Certificates will be offered pursuant
                              to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered
                              Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                              PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               NOVEMBER 15, 2002

STRUCTURE OF THE CERTIFICATES
-----------------------------

DESCRIPTION OF PRINCIPAL AND INTEREST DISTRIBUTIONS

Principal will be paid sequentially until the Step-Down Date. After such date, as long as no Trigger Event has occurred, the Offered Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the holders).

Interest will be paid monthly at a rate of one-month LIBOR plus a margin that will step up after the optional clean-up call date, subject to the WAC Cap or the applicable loan group cap. The interest paid to each class will be reduced prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of Soldiers' and Sailors' Civil Relief Act of 1940 (or any similar state statute) allocated to such class. Any reductions in the Pass-Through Rate attributable to the WAC Cap or the applicable loan group cap will be carried forward with interest at the applicable Pass-Through Rate as described below and will be payable after payment of all required principal payments on such future Distribution Date.

DEFINITIONS

CREDIT ENHANCEMENT. The Offered Certificates are credit enhanced by (1) the net monthly excess cash flow from the Mortgage Loans and (2) 1.25% overcollateralization (funded upfront). After the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 2.50% of the aggregate principal balance of the Mortgage Loans as of the last day of the related due period, subject to a floor equal to 0.50% of the aggregate initial balance of the Mortgage Loans, and (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

CREDIT ENHANCEMENT PERCENTAGE. For any Distribution Date, the percentage obtained by dividing (x) the aggregate Certificate Principal Balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.

STEP-DOWN DATE. The earlier of (A) the date on which the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in December 2005; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 36.00%.

                                                       INITIAL       STEP-DOWN
                                                    SUBORDINATION       DATE
CLASS                                                PERCENTAGE      PERCENTAGE
-----                                               -------------    ----------
  A                                                      18.00%        36.00%
 M-1                                                     11.75%        23.50%
 M-2                                                      6.50%        13.00%
 B-1                                                      3.25%         6.50%
 B-2                                                      2.25%         4.50%
 B-3                                                      1.25%         2.50%


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               NOVEMBER 15, 2002

TRIGGER EVENT. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 50% of the prior period's senior enhancement percentage to be specified in the Prospectus (The 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent) and (ii) during such period, the Cumulative Realized Loss Percentage exceeds the amounts set forth below:

       DISTRIBUTION DATES               CUMULATIVE REALIZED LOSS PERCENTAGE
---------------------------------   -------------------------------------------

  December 2005 - November 2006         2.750% for the first month, plus an
                                    additional 1/12th of 1.750% for each month
                                     thereafter (e.g., approximately 2.896% in
                                                   January 2006)

  December 2006 - November 2007         4.500% for the first month, plus an
                                    additional 1/12th of 1.250% for each month
                                     thereafter (e.g., approximately 4.604% in
                                                   January 2007)

  December 2007 - November 2008         5.750% for the first month, plus an
                                    additional 1/12th of 0.750% for each month
                                     thereafter (e.g., approximately 5.813% in
                                                   January 2008)

  December 2008 - November 2009         6.500% for the first month, plus an
                                    additional 1/12th of 0.250% for each month
                                     thereafter (e.g., approximately 6.521% in
                                                   January 2009)

     December 2009 and after                           6.750%

STEP-UP COUPONS. For all Offered Certificates the coupon will increase after the optional clean-up call date, should the call not be exercised. The coupon for the Class A Certificates will increase to 2 times the margin and the coupon for the Class M-1, M-2, B-1, B-2 and B-3 Certificates will increase to 1.5 times the margin.

CLASS A-1 PASS-THROUGH RATE. The Class A-1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap, and (iii) the WAC Cap.

CLASS A-2A PASS-THROUGH RATE. The Class A-2A Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

CLASS A-2B PASS-THROUGH RATE. The Class A-2B Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

CLASS M-1 PASS-THROUGH RATE. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS M-2 PASS-THROUGH RATE. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS B-1 PASS-THROUGH RATE. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS B-2 PASS-THROUGH RATE. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS B-3 PASS-THROUGH RATE. The Class B-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC CAP. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less servicing, credit risk manager and trustee fee rates (calculated on an actual/360 day count basis).


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               NOVEMBER 15, 2002

LOAN GROUP I CAP. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less servicing, credit risk manager and trustee fee rates (calculated on an actual/360 day count basis).

LOAN GROUP II CAP. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less servicing, credit risk manager and trustee fee rates (calculated on an actual/360 day count basis).

CLASS A-1 BASIS RISK CARRY FORWARD AMOUNT. As to any Distribution Date, the supplemental interest amount for the Class A-1 Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap; (ii) any Class A-1 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the related Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap).

CLASS A-2A BASIS RISK CARRY FORWARD AMOUNT. As to any Distribution Date, the supplemental interest amount for the Class A-2A Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the Class A-2A Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap; (ii) any Class A-2A Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the related Class A-2A Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap).

CLASS A-2B BASIS RISK CARRY FORWARD AMOUNT. As to any Distribution Date, the supplemental interest amount for the Class A-2B Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the Class A-2B Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap; (ii) any Class A-2B Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the related Class A-2B Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap).

CLASS M-1, M-2, B-1, B-2 AND B-3 BASIS RISK CARRY FORWARD AMOUNTS. As to any Distribution Date, the supplemental interest amount for each of the Class M-1, M-2, B-1, B-2 and B-3 Certificates will equal the sum of (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such Certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such Certificate from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the certificates' applicable Pass-Through Rate (without regard to the WAC Cap).

INTEREST DISTRIBUTIONS ON THE CERTIFICATES. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated as follows:

(i) Concurrently, (1) from Interest Remittance Amounts related to the Group I Mortgage Loans, to the Class A-1 Certificates, the related Accrued Certificate Interest and any unpaid Accrued Certificate Interest for the Class A-1 Certificates from prior Distribution Dates, and (2) from Interest Remittance Amounts related to the Group II Mortgage Loans, to the Class A-2A Certificates, the related Accrued Certificate Interest and any unpaid Accrued Certificate Interest for the Class A-2A Certificates from prior Distribution Dates and concurrently, to the Class A-2B Certificates, the related Accrued Certificate Interest and any unpaid Accrued Certificate Interest for the Class A-2B Certificates from prior Distribution Dates; provided, that if the Interest Remittance Amount for any group of Mortgage Loans is insufficient to make the related payments set forth in clause (1) or (2) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause (1) or (2) above will be available to cover that shortfall;

(ii)  to the Class M-1 Certificates, its Accrued Certificate Interest,

(iii) to the Class M-2 Certificates, its Accrued Certificate Interest,


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               NOVEMBER 15, 2002

(iv)  to the Class B-1 Certificates, its Accrued Certificate Interest,

(v)   to the Class B-2 Certificates, its Accrued Certificate Interest, and

(vi)  to the Class B-3 Certificates, its Accrued Certificate Interest.

PRINCIPAL DISTRIBUTIONS ON THE CERTIFICATES. On each Distribution Date (a) prior to the Step-down Date or (b) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(a) the Group I Principal Distribution Amount will be distributed to the Class A-1 Certificates, until the Certificate Principal Balances thereof have been reduced to zero,

(b) the Group II Principal Distribution Amount will be distributed sequentially to the Class A-2A and Class A-2B Certificates, in each case until the Certificate Principal Balances thereof have been reduced to zero,

(c) the portion of the available Principal Distribution Amount for all loan groups remaining after making the distributions described above in paragraphs (a) and (b) will be distributed in the following order of priority:

      (i) to the Class M-1 Certificates, until the Certificate Principal Balance thereof have been reduced to zero,

      (ii) to the Class M-2 Certificates, until the Certificate Principal Balance thereof have been reduced to zero,

      (iii) to the Class B-1 Certificates, until the Certificate Principal Balance thereof have been reduced to zero,

      (iv) to the Class B-2 Certificates, until the Certificate Principal Balance thereof have been reduced to zero, and

      (v) to the Class B-3 Certificates, until the Certificate Principal Balance thereof have been reduced to zero.

On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(a) to the Class A-1 Certificates, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount attributable to the Class A-1 Certificates, until the Certificate Principal Balances thereof have been reduced to zero,

(b) sequentially to the Class A-2A and Class A-2B Certificates, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount attributable to the Class A-2 Certificates, until the Certificate Principal Balances thereof have been reduced to zero,

(c) the portion of the available Principal Distribution Amount for all loan groups remaining after making the distributions described above in paragraphs (a) and (b) will be distributed in the following order of priority:

      (i) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero,

      (ii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero,

      (iii) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero, and


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               NOVEMBER 15, 2002

      (iv) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero.

      (v) to the Class B-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero.

All principal distributions to the Class A Certificates on any Distribution Date will be allocated between the Class A-1 Certificates and the Class A-2 Certificates based on the Class A Principal Allocation Percentage for each such group on such Distribution Date; provided, however, that if the Certificate Principal Balance of either group of Class A Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the Class A Certificates on such Distribution Date and all subsequent Distribution Dates, will be distributed to the classes of the other group of Class A Certificates remaining outstanding until the Certificate Principal Balance thereof has been reduced to zero. Any principal distributions allocated to the Class A-2 Certificates shall be distributed first to the Class A-2A Certificates until their Certificate Principal Balance has been reduced to zero, and then to the Class A-2B Certificates until their Certificate Principal Balance has been reduced to zero.

ALLOCATION OF NET MONTHLY EXCESS CASHFLOW. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:

(i)    to the Class M-1 Certificates, the unpaid interest shortfall amount,

(ii)   to the Class M-2 Certificates, the unpaid interest shortfall amount,

(iii)  to the Class B-1 Certificates, the unpaid interest shortfall amount,

(iv)   to the Class B-2 Certificates, the unpaid interest shortfall amount,

(v)    to the Class B-3 Certificates, the unpaid interest shortfall amount,

(vi) concurrently, any Class A-1 Basis Risk Carry Forward Amount to the Class A-1 Certificates, any Class A-2A Basis Risk Carry Forward Amount to the Class A-2A Certificates, any Class A-2B Basis Risk Carry Forward Amount to the Class A-2B Certificates, pro rata relative to the respective Basis Risk Carry Forward Amounts on the Class A Certificates,

(vii) sequentially, to Classes M-1, M-2, B-1, B-2 and B-3 Certificates, in such order, any Basis Risk Carry Forward Amount for such classes, and

(viii) Solely from any Interest Rate Cap payments, first, (1) on a pro rata basis, relative to their respective remaining Basis Risk Carry Forward Amounts, to the Class A-2A and A-2B Certificates up to their respective remaining Basis Risk Carry Forward Amounts, then (2) sequentially to the Class M-1, Class M-2, Class B-1, Class B-2 and Class B-3 Certificates, in each case, up to their respective remaining Basis Risk Carry Forward Amounts and then to the extent remaining (3) to the excess cash flow certificates.

Once realized losses are allocated sequentially to the Class B-3, Class B-2, Class B-1, Class M-2 and Class M-1 Certificates, their Certificate Principal Balances will be permanently reduced by the amount so allocated, and no amounts will be distributable with respect to such written down amounts on that Distribution Date or any future Distribution Date.

INTEREST REMITTANCE AMOUNT. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the servicing, credit risk manager and the trustee fees.

ACCRUED CERTIFICATE INTEREST. For any Distribution Date and each class of Offered Certificates, equals the amount of interest accrued during the related interest accrual period at the related Pass-Through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Soldiers' and Sailors' Civil Relief Act of 1940 (or any similar state statute) allocated to such class.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               NOVEMBER 15, 2002

PRINCIPAL DISTRIBUTION AMOUNT. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

GROUP I PRINCIPAL DISTRIBUTION AMOUNT. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans.

GROUP II PRINCIPAL DISTRIBUTION AMOUNT. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans.

BASIC PRINCIPAL DISTRIBUTION AMOUNT. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

PRINCIPAL REMITTANCE AMOUNT. On any Distribution Date, the sum of

(i) all scheduled payments of principal collected or advanced on the Mortgage Loans during the Due Period,

(ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs,

(iii) the principal portion of all net liquidation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

(iv) the principal portion of repurchased Mortgage Loans, the repurchase obligation for which arose during the month prior to the month during which such Distribution Date occurs and that were repurchased during the period from the prior Distribution Date through the servicer remittance date prior to such Distribution Date,

(v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

(vi) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

NET MONTHLY EXCESS CASHFLOW. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

EXTRA PRINCIPAL DISTRIBUTION AMOUNT. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans during the related Due Period (less servicing, credit risk manager and trustee fees), over (y) the sum of interest payable on the Offered Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

EXCESS SUBORDINATED AMOUNT. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

CLASS A PRINCIPAL ALLOCATION PERCENTAGE. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Loan Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and (ii) in the case of the Class A-2 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Loan Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

CLASS A PRINCIPAL DISTRIBUTION AMOUNT. An amount equal to the excess of: (x) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 64.00% and (ii) the aggregate principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans for such Distribution Date over $2,217,124.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               NOVEMBER 15, 2002

CLASS M-1 PRINCIPAL DISTRIBUTION AMOUNT. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 76.50% (ii) the aggregate principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans for such Distribution Date over $2,217,124.

CLASS M-2 PRINCIPAL DISTRIBUTION AMOUNT. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 87.00% and (ii) the aggregate principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans for such Distribution Date over $2,217,124.

CLASS B-1 PRINCIPAL DISTRIBUTION AMOUNT. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the Certificate Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 93.50% and (ii) the aggregate principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans for such Distribution Date over $2,217,124.

CLASS B-2 PRINCIPAL DISTRIBUTION AMOUNT. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class B-1 Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (E) the Certificate Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 95.50% and (ii) the aggregate principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans for such Distribution Date over $2,217,124.

CLASS B-3 PRINCIPAL DISTRIBUTION AMOUNT. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class B-1 Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), and (F) the Certificate Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 97.50% and (ii) the aggregate principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans for such Distribution Date over $2,217,124.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               NOVEMBER 15, 2002

PREPAYMENT PENALTY TERM BY PRODUCT TYPE(1)(2)
---------------------------------------------

                                                  SCHEDULED PRINCIPAL BALANCE
PRODUCT           NO PENALTY         1 YEAR           2 YEAR            3 YEAR       4 YEAR       5 YEAR            TOTAL
--------------  --------------   --------------   ---------------   --------------   ------   --------------   ---------------
2/28 LIBOR ARM     $42,162,362      $12,518,304      $231,202,137       $2,750,291       $0         $445,452      $289,078,546
3/27 LIBOR ARM         966,061          483,620         1,730,588       14,855,090        0                0        18,035,360
6 Mo. LIBOR            277,732                0           116,665                0        0                0           394,397
Fixed Balloon       10,925,266        5,944,607        12,787,429       11,639,024        0        1,322,893        42,619,217
Fixed Rate          25,541,055       21,365,144         5,102,434       16,872,618        0       24,416,020        93,297,272
--------------  --------------   --------------   ---------------   --------------   ------   --------------   ---------------
TOTAL              $79,872,476      $40,311,675      $250,939,254      $46,117,023       $0      $26,184,365      $443,424,792
==============  ==============   ==============   ===============   ==============   ======   ==============   ===============

                                                  PERCENTAGE OF MORTGAGE LOANS
PRODUCT           NO PENALTY         1 YEAR           2 YEAR            3 YEAR       4 YEAR       5 YEAR            TOTAL
--------------  --------------   --------------   ---------------   --------------   ------   --------------   ---------------
2/28 LIBOR ARM           14.59%            4.33%            79.98%            0.95%    0.00%            0.15%           100.00%
3/27 LIBOR ARM            5.36             2.68              9.60            82.37     0.00             0.00            100.00
6 Mo. LIBOR              70.42             0.00             29.58             0.00     0.00             0.00            100.00
Fixed Balloon            25.63            13.95             30.00            27.31     0.00             3.10            100.00
Fixed Rate               27.38            22.90              5.47            18.08     0.00            26.17            100.00
--------------  --------------   --------------   ---------------   --------------   ------   --------------   ---------------
TOTAL                    18.01%            9.09%            56.59%           10.40%    0.00%            5.91%           100.00%
==============  ==============   ==============   ===============   ==============   ======   ==============   ===============

(1) Represents the prepayment penalty terms on the Mortgage Loans from the date of origination.

(2)   Column totals may not add to 100.00% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               NOVEMBER 15, 2002

BREAKEVEN CDR TABLE FOR THE SUBORDINATE CERTIFICATES
----------------------------------------------------

The assumptions for the breakeven CDR table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied

o     1-month and 6-month Forward LIBOR curves (as of close on November 13,
      2002) are used

o     40% loss severity

o     There is a 6 month lag in recoveries

o Priced to call with collateral losses calculated through the life of the applicable bond

o     Certificates are priced at par

                  SCENARIO         FIRST DOLLAR OF LOSS           LIBOR FLAT                 0% RETURN
            -------------------   ----------------------    ----------------------    ----------------------
            CDR                                    26.77%                    28.04%                    28.60%
            Yield                                 3.9730%                   1.3894%                   0.0170%
            WAL                                     3.90                      3.79                      3.76
Class M-1   Modified Duration                       3.64                      3.60                      3.62
            Window                         Oct06 - Oct06             Sep06 - Sep06             Sep06 - Sep06
            Principal Writedown         9,174.13 (0.03%)     2,788,742.82 (10.06%)     4,160,616.39 (15.01%)
            Collateral Losses     79,278,527.19 (17.88%)    81,508,730.09 (18.38%)    82,710,929.48 (18.65%)

            CDR                                    17.46%                    18.91%                    19.34%
            Yield                                 5.1886%                   1.3936%                   0.0011%
            WAL                                     4.73                      4.47                      4.40
CLASS M-2   Modified Duration                       4.22                      4.13                      4.15
            Window                         Aug07 - Aug07             Jun07 - Jun07             Jun07 - Jun07
            Principal Writedown        20,355.02 (0.09%)     4,032,109.04 (17.32%)     5,321,347.97 (22.86%)
            Collateral Losses     60,518,906.51 (13.65%)    63,766,306.96 (14.38%)    64,904,121.17 (14.64%)

            CDR                                    12.83%                    13.83%                    14.06%
            Yield                                 5.8149%                   1.3651%                   0.0589%
            WAL                                     5.23                      4.90                      4.82
CLASS B-1   Modified Duration                       4.53                      4.46                      4.47
            Window                         Feb08 - Feb08             Dec07 - Dec07             Dec07 - Dec07
            Principal Writedown        34,026.38 (0.24%)     3,234,843.85 (22.45%)     4,024,339.16 (27.93%)
            Collateral Losses     48,519,624.92 (10.94%)    51,133,315.61 (11.53%)    51,834,783.69 (11.69%)

            CDR                                    11.53%                    11.91%                    11.98%
            Yield                                 6.6322%                   1.4284%                   0.1082%
            WAL                                     5.40                      5.21                      5.16
CLASS B-2   Modified Duration                       4.55                      4.53                      4.54
            Window                         Apr08 - Apr08             Mar08 - Mar08             Mar08 - Mar08
            Principal Writedown         6,366.29 (0.14%)     1,254,663.00 (28.30%)     1,514,193.94 (34.15%)
            Collateral Losses     44,774,693.60 (10.10%)    45,802,000.51 (10.33%)    46,028,930.85 (10.38%)

            CDR                                    10.17%                    10.63%                    10.70%
            Yield                                 7.3958%                   1.4231%                   0.1786%
            WAL                                     5.56                      5.31                      5.26
CLASS B-3   Modified Duration                       4.56                      4.53                      4.53
            Window                         Jun08 - Jun08             May08 - May08             May08 - May08
            Principal Writedown        18,473.11 (0.42%)     1,473,874.77 (33.23%)     1,712,705.23 (38.62%)
            Collateral Losses      40,597,196.55 (9.16%)     41,975,782.66 (9.47%)     42,212,176.16 (9.52%)


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               NOVEMBER 15, 2002

SELECTED MORTGAGE LOAN DATA
---------------------------

                       THE MORTGAGE LOANS (ALL COLLATERAL)

SCHEDULED PRINCIPAL BALANCE:                                       $443,424,792
NUMBER OF MORTGAGE LOANS:                                                 2,811
AVERAGE SCHEDULED PRINCIPAL BALANCE:                                   $157,746
WEIGHTED AVERAGE GROSS COUPON:                                             8.41%
WEIGHTED AVERAGE NET COUPON:                                               7.88%
WEIGHTED AVERAGE FICO SCORE:                                                643
WEIGHTED AVERAGE TOTAL POOL LTV RATIO:                                    90.76%
WEIGHTED AVERAGE FIRST LIEN LTV RATIO:                                    78.69%
% OF LOANS WITH FIRST LIEN LTV RATIO > 80%:                               39.35%
% OF LOANS WITH FIRST LIEN LTV RATIO > 80% WITH MI:                       10.17%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                            339
WEIGHTED AVERAGE SEASONING (MONTHS):                                          2
WEIGHTED AVERAGE MONTHS TO ROLL:                                             23
WEIGHTED AVERAGE GROSS MARGIN:                                             6.22%
WEIGHTED AVERAGE INITIAL RATE CAP:                                         1.59%
WEIGHTED AVERAGE PERIODIC RATE CAP:                                        1.00%
WEIGHTED AVERAGE GROSS MAXIMUM LIFETIME RATE:                             14.57%
ORIGINATOR:
   WMC                                                                    86.51%
   FNBN                                                                   13.49%

                                             DISTRIBUTION BY CURRENT PRINCIPAL BALANCE
                               NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                                 OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE    ORIG.      FULL      PCT.
                              MORTGAGE      BALANCE       BY AGG.       AVG.       AVG.    PRINCIPAL   TOTAL      DOC.     OWNER
CURRENT PRINCIPAL BALANCE      LOANS      OUTSTANDING    PRIN. BAL.    COUPON      FICO     BALANCE   POOL LTV    LOAN    OCCUPIED
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
$0 - $25,000                        73    $1,405,674.94        0.32%    12.135%       651    $19,256     99.05%   31.34%     97.74%
$25,001 - $50,000                  320    12,105,669.44        2.73     11.355        651     37,830     95.12    36.72      92.65
$50,001 - $75,000                  371    23,264,029.44        5.25     10.239        645     62,706     91.49    44.54      91.98
$75,001 - $100,000                 306    26,874,358.59        6.06      9.376        636     87,825     89.98    42.93      93.24
$100,001 - $125,000                269    30,355,567.71        6.85      8.609        633    112,846     89.88    49.28      92.15
$125,001 - $150,000                254    34,740,385.70        7.83      8.597        641    136,773     90.64    37.61      95.38
$150,001 - $175,000                206    33,481,192.71        7.55      8.283        642    162,530     90.41    40.25      94.14
$175,001 - $200,000                174    32,823,783.01        7.40      8.154        633    188,642     91.15    45.78      95.35
$200,001 - $225,000                163    34,691,810.56        7.82      7.971        644    212,833     91.36    36.96      97.52
$225,001 - $250,000                157    37,076,673.29        8.36      8.070        639    236,157     90.02    33.24      96.86
$250,001 - $275,000                132    34,661,113.71        7.82      8.070        648    262,584     91.23    40.19      95.55
$275,001 - $350,000                206    63,164,180.36       14.24      7.953        647    306,622     91.91    37.47      95.16
$350,001 - $450,000                115    44,505,532.08       10.04      8.008        648    387,005     90.95    32.07      93.06
$450,001 - $550,000                 47    23,090,621.05        5.21      7.725        646    491,290     89.67    38.73      97.98
$550,001 - $650,000                 15     9,089,158.58        2.05      7.793        646    605,944     81.92    20.66     100.00
$650,001 - $750,000                  3     2,095,041.30        0.47      7.830        665    698,347     83.58    32.41     100.00
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                            2,811  $443,424,792.47      100.00%     8.411%       643   $157,746     90.76%   38.75%     94.98%
============================  ========  ===============  ==========   ========   ========  =========  ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               NOVEMBER 15, 2002

                                                    DISTRIBUTION BY CURRENT RATE
                               NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                                 OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE    ORIG.      FULL      PCT.
                              MORTGAGE      BALANCE       BY AGG.       AVG.       AVG.    PRINCIPAL   TOTAL      DOC.     OWNER
CURRENT RATE                   LOANS      OUTSTANDING    PRIN. BAL.    COUPON      FICO     BALANCE   POOL LTV    LOAN    OCCUPIED
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
5.50- 5.99%                         14    $3,234,748.03        0.73%     5.973%       722   $231,053     97.63%   65.78%    100.00%
6.00- 6.49%                         24     5,641,942.60        1.27      6.302        702    235,081     95.12    54.17     100.00
6.50- 6.99%                        193    46,590,474.12       10.51      6.754        670    241,401     92.54    47.66      97.11
7.00- 7.49%                        160    34,467,786.21        7.77      7.256        659    215,424     90.56    48.12      97.14
7.50- 7.99%                        523   112,441,304.66       25.36      7.751        644    214,993     89.96    37.75      94.40
8.00- 8.49%                        275    49,397,763.43       11.14      8.233        642    179,628     89.32    29.80      95.78
8.50- 8.99%                        571    92,906,213.79       20.95      8.710        636    162,708     89.99    35.30      93.25
9.00- 9.49%                        178    30,207,053.28        6.81      9.169        633    169,703     91.56    23.69      93.50
9.50- 9.99%                        202    26,505,537.55        5.98      9.754        600    131,216     88.20    49.74      91.52
10.00-10.49%                        56     6,404,983.49        1.44     10.169        578    114,375     85.45    59.40      96.15
10.50-10.99%                        94     7,760,224.54        1.75     10.737        603     82,556     89.32    59.34      93.29
11.00-11.49%                        49     3,088,990.79        0.70     11.269        615     63,041     91.52    51.40      94.77
11.50-11.99%                       305    17,627,128.47        3.98     11.908        658     57,794     98.74    31.50      99.41
12.00-12.49%                        37     1,852,201.91        0.42     12.168        647     50,060     97.79    30.30     100.00
12.50-12.99%                        47     1,989,259.08        0.45     12.825        662     42,325     98.69    24.45     100.00
13.00-13.49%                        19       722,385.11        0.16     13.304        643     38,020    100.00    10.37     100.00
13.50-13.99%                        55     2,270,848.53        0.51     13.861        629     41,288     99.05    34.97      98.87
14.00-14.49%                         8       259,361.55        0.06     14.057        656     32,420    100.00    35.37     100.00
15.00-15.49%                         1        56,585.33        0.01     15.490        650     56,585     95.00     0.00     100.00
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                            2,811  $443,424,792.47      100.00%     8.411%       643   $157,746     90.76%   38.75%     94.98%
============================  ========  ===============  ==========   ========   ========  =========  ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               NOVEMBER 15, 2002

                                                        DISTRIBUTION BY FICO
                               NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                                 OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE    ORIG.      FULL      PCT.
                              MORTGAGE      BALANCE       BY AGG.       AVG.       AVG.    PRINCIPAL   TOTAL      DOC.     OWNER
FICO                           LOANS      OUTSTANDING    PRIN. BAL.    COUPON      FICO     BALANCE   POOL LTV    LOAN    OCCUPIED
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
500-519                             67    $9,962,329.92        2.25%     9.206%       510   $148,691     77.60%   66.88%    100.00%
520-539                             92    13,692,796.47        3.09      9.164        528    148,835     79.12    84.22      98.33
540-559                             99    16,509,679.42        3.72      8.857        550    166,764     82.13    72.65      95.72
560-579                            117    20,136,753.63        4.54      8.675        569    172,109     81.97    70.05      95.50
580-599                            181    29,742,106.91        6.71      8.669        591    164,321     84.84    52.42      94.51
600-619                            301    46,914,510.37       10.58      8.504        610    155,862     90.38    60.60      96.15
620-639                            430    67,482,907.13       15.22      8.409        630    156,937     91.70    34.05      97.44
640-659                            497    75,069,238.35       16.93      8.423        649    151,045     93.88    26.11      94.07
660-679                            367    58,176,784.84       13.12      8.316        669    158,520     93.81    26.56      94.45
680-699                            238    39,154,113.63        8.83      8.227        689    164,513     93.27    28.98      91.72
700-719                            164    25,317,211.85        5.71      7.944        709    154,373     94.18    20.77      93.99
720-739                            116    17,085,974.92        3.85      8.012        729    147,293     95.12    27.78      94.13
740 & Above                        141    24,121,120.11        5.44      7.890        763    171,072     93.70    17.15      92.51
N/A                                  1        59,264.92        0.01      7.875     N/A        59,265     75.00     0.00     100.00
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                            2,811  $443,424,792.47      100.00%     8.411%       643   $157,746     90.76%   38.75%     94.98%
============================  ========  ===============  ==========   ========   ========  =========  ========   ======   ========

                                                   DISTRIBUTION BY LIEN POSITION
                               NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                                 OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE    ORIG.      FULL      PCT.
                              MORTGAGE      BALANCE       BY AGG.       AVG.       AVG.    PRINCIPAL   TOTAL      DOC.     OWNER
LIEN POSITION                  LOANS      OUTSTANDING    PRIN. BAL.    COUPON      FICO     BALANCE   POOL LTV    LOAN    OCCUPIED
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
First                            2,173  $409,781,511.05       92.41%     8.143%       641   $188,579     90.07%   39.05%     94.62%
Second                             638    33,643,281.42        7.59     11.673        665     52,732     99.23    35.15      99.37
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                            2,811  $443,424,792.47      100.00%     8.411%       643   $157,746     90.76%   38.75%     94.98%
============================  ========  ===============  ==========   ========   ========  =========  ========   ======   ========

                                                   DISTRIBUTION BY TOTAL POOL LTV
                               NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                                 OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE    ORIG.      FULL      PCT.
                              MORTGAGE      BALANCE       BY AGG.       AVG.       AVG.    PRINCIPAL   TOTAL      DOC.     OWNER
TOTAL POOL LTV                 LOANS      OUTSTANDING    PRIN. BAL.    COUPON      FICO     BALANCE   POOL LTV    LOAN    OCCUPIED
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
Below 40.00%                        15    $1,199,036.56        0.27%     8.168%       622    $79,936     28.22%   70.40%     84.47%
40 - 49.99%                         11     1,132,388.67        0.26      8.349        611    102,944     47.26    35.51      95.35
50 - 59.99%                         31     5,717,092.84        1.29      7.913        626    184,422     55.62    26.61      92.69
60 - 69.99%                         81    11,915,235.91        2.69      8.148        607    147,102     65.67    36.24      85.20
70 - 79.99%                        211    41,085,736.58        9.27      8.136        610    194,719     75.20    37.35      90.56
80 - 84.99%                        261    45,262,176.51       10.21      8.276        613    173,418     80.57    40.73      88.10
85 - 89.99%                        190    34,341,978.61        7.74      8.604        605    180,747     86.28    50.79      91.73
90 - 94.99%                        367    68,443,827.52       15.44      8.529        638    186,495     90.84    41.13      90.15
95 - 100.00%                     1,644   234,327,319.27       52.84      8.449        664    142,535     98.76    36.43      99.58
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                            2,811  $443,424,792.47      100.00%     8.411%       643   $157,746     90.76%   38.75%     94.98%
============================  ========  ===============  ==========   ========   ========  =========  ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               NOVEMBER 15, 2002

                                             DISTRIBUTION BY PRIMARY MORTGAGE INSURANCE
                               NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                                 OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE    ORIG.      FULL      PCT.
                              MORTGAGE      BALANCE       BY AGG.       AVG.       AVG.    PRINCIPAL   TOTAL      DOC.     OWNER
PRIMARY MORTGAGE INSURANCE     LOANS      OUTSTANDING    PRIN. BAL.    COUPON      FICO     BALANCE   POOL LTV    LOAN    OCCUPIED
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
Radian                             217   $37,158,482.43        8.38%     8.712%       669   $171,237     93.29%    4.93%     96.85%
MGIC                                51     7,357,386.40        1.66      8.662        673    144,262     93.22     1.40      98.48
Republic                             5       578,609.32        0.13      8.614        677    115,722     92.67    14.43      85.57
N/A                              2,538   398,330,314.32       89.83      8.378        640    156,947     90.48    42.63      94.75
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                            2,811  $443,424,792.47      100.00%     8.411%       643   $157,746     90.76%   38.75%     94.98%
============================  ========  ===============  ==========   ========   ========  =========  ========   ======   ========

                                                   DISTRIBUTION BY DOCUMENTATION
                               NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                                 OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE    ORIG.      FULL      PCT.
                              MORTGAGE      BALANCE       BY AGG.       AVG.       AVG.    PRINCIPAL   TOTAL      DOC.     OWNER
DOCUMENTATION                  LOANS      OUTSTANDING    PRIN. BAL.    COUPON      FICO     BALANCE   POOL LTV    LOAN    OCCUPIED
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
Full                             1,129  $171,830,576.24       38.75%     8.328%       619   $152,197     90.41%  100.00%     95.85%
Stated                           1,069   167,843,488.36       37.85      8.488        664    157,010     91.14     0.00      95.67
Limited                            340    59,047,797.22       13.32      8.207        633    173,670     91.62     0.00      89.36
NI/NA                              273    44,702,930.65       10.08      8.706        670    163,747     89.59     0.00      96.49
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                            2,811  $443,424,792.47      100.00%     8.411%       643   $157,746     90.76%   38.75%     94.98%
============================  ========  ===============  ==========   ========   ========  =========  ========   ======   ========

                                                    DISTRIBUTION BY LOAN PURPOSE
                               NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                                 OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE    ORIG.      FULL      PCT.
                              MORTGAGE      BALANCE       BY AGG.       AVG.       AVG.    PRINCIPAL   TOTAL      DOC.     OWNER
LOAN PURPOSE                   LOANS      OUTSTANDING    PRIN. BAL.    COUPON      FICO     BALANCE   POOL LTV    LOAN    OCCUPIED
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
Purchase                         1,797  $266,987,856.68       60.21%     8.463%       660   $148,574     94.90%   31.91%     96.35%
Cashout Refi                       851   152,488,041.03       34.39      8.308        616    179,187     84.35    49.12      92.97
Rate/Term Refi                     163    23,948,894.76        5.40      8.480        614    146,926     85.41    49.00      92.54
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                            2,811  $443,424,792.47      100.00%     8.411%       643   $157,746     90.76%   38.75%     94.98%


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               NOVEMBER 15, 2002

                                                  DISTRIBUTION BY OCCUPANCY STATUS
                               NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                                 OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE    ORIG.      FULL      PCT.
                              MORTGAGE      BALANCE       BY AGG.       AVG.       AVG.    PRINCIPAL   TOTAL      DOC.     OWNER
OCCUPANCY STATUS               LOANS      OUTSTANDING    PRIN. BAL.    COUPON      FICO     BALANCE   POOL LTV    LOAN    OCCUPIED
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
Owner Occupied                   2,648  $421,165,039.31       94.98%     8.409%       642   $159,050     91.26%   39.10%    100.00%
Non Owner                          138    18,544,805.22        4.18      8.476        661    134,383     81.35    36.23       0.00
Second Home                         25     3,714,947.94        0.84      8.217        651    148,598     81.19    11.30       0.00
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                            2,811  $443,424,792.47      100.00%     8.411%       643   $157,746     90.76%   38.75%     94.98%
============================  ========  ===============  ==========   ========   ========  =========  ========   ======   ========

                                                   DISTRIBUTION BY PROPERTY TYPE
                               NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                                 OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE    ORIG.      FULL      PCT.
                              MORTGAGE      BALANCE       BY AGG.       AVG.       AVG.    PRINCIPAL   TOTAL      DOC.     OWNER
PROPERTY TYPE                  LOANS      OUTSTANDING    PRIN. BAL.    COUPON      FICO     BALANCE   POOL LTV    LOAN    OCCUPIED
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
Single Family                    1,990  $308,494,694.67       69.57%     8.429%       639   $155,022     90.74%   40.36%     95.65%
PUD                                379    66,297,981.87       14.95      8.420        642    174,929     92.05    36.98      97.44
Condo                              276    35,658,470.67        8.04      8.128        661    129,197     93.74    40.48      96.54
2-4 Family                         159    32,429,606.08        7.31      8.535        661    203,960     85.41    24.86      82.06
Man. Housing                         7       544,039.18        0.12      8.233        616     77,720     73.75    56.69      81.50
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                            2,811  $443,424,792.47      100.00%     8.411%       643   $157,746     90.76%   38.75%     94.98%
============================  ========  ===============  ==========   ========   ========  =========  ========   ======   ========

                                                       DISTRIBUTION BY STATE
                               NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                                 OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE    ORIG.      FULL      PCT.
                              MORTGAGE      BALANCE       BY AGG.       AVG.       AVG.    PRINCIPAL   TOTAL      DOC.     OWNER
STATE                          LOANS      OUTSTANDING    PRIN. BAL.    COUPON      FICO     BALANCE   POOL LTV    LOAN    OCCUPIED
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
California - South                 958  $168,227,467.71       37.94%     8.194%       649   $175,603     92.24%   38.90%     95.08%
California - North                 265    51,404,313.67       11.59      8.033        650    193,979     92.01    46.95      95.91
New York                           120    25,757,774.83        5.81      8.494        638    214,648     84.48    29.06      97.48
Arizona                            151    18,929,177.29        4.27      8.354        642    125,359     89.91    30.07      96.35
Texas                              134    16,772,052.29        3.78      8.985        641    125,165     89.80    37.05      91.10
Florida                            129    16,481,566.54        3.72      8.995        633    127,764     90.50    27.67      92.66
Illinois                            93    15,943,051.61        3.60      8.650        655    171,431     88.19    17.83      97.40
New Jersey                          72    13,290,797.30        3.00      8.745        639    184,594     90.64    27.71      93.68
Virginia                            67    10,630,286.41        2.40      8.474        637    158,661     90.18    32.26      94.82
Georgia                             83    10,391,799.28        2.34      8.653        639    125,202     93.62    33.86      94.95
Massachusetts                       47     9,264,837.96        2.09      8.315        643    197,124     87.28    34.08      95.37
All Others                         692    86,331,667.58       19.47      8.700        628    124,757     90.04    48.27      94.12
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                            2,811  $443,424,792.47      100.00%     8.411%       643   $157,746     90.76%   38.75%     94.98%
============================  ========  ===============  ==========   ========   ========  =========  ========   ======   ========

                                                     DISTRIBUTION BY ZIP CODES
                               NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                                 OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE    ORIG.      FULL      PCT.
                              MORTGAGE      BALANCE       BY AGG.       AVG.       AVG.    PRINCIPAL   TOTAL      DOC.     OWNER
ZIP CODES                      LOANS      OUTSTANDING    PRIN. BAL.    COUPON      FICO     BALANCE   POOL LTV    LOAN    OCCUPIED
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
93065                               15    $2,594,818.16        0.59%     8.031%       654   $172,988     92.03%   56.48%     91.38%
91307                                9     2,374,121.45        0.54      8.018        675    263,791     91.42    27.40     100.00
93033                               18     2,362,331.66        0.53      8.647        670    131,241     97.03    23.76     100.00
91342                               14     2,350,772.62        0.53      8.116        649    167,912     94.08    44.81     100.00
91335                               15     2,210,144.18        0.50      8.475        638    147,343     89.38    58.28      94.13
94591                                9     2,105,368.86        0.47      7.944        619    233,930     88.06    88.46      60.43
91344                                8     1,915,942.46        0.43      8.642        609    239,493     94.19    56.04     100.00
92064                                7     1,722,855.25        0.39      7.761        638    246,122     91.08    57.54     100.00
93035                                8     1,715,149.02        0.39      8.155        683    214,394     98.79    30.10      87.94
91384                                8     1,706,882.10        0.38      8.428        648    213,360     94.29    19.51     100.00
All Others                       2,700   422,366,406.71       95.25      8.420        642    156,432     90.65    38.36      95.06
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                            2,811  $443,424,792.47      100.00%     8.411%       643   $157,746     90.76%   38.75%     94.98%
============================  ========  ===============  ==========   ========   ========  =========  ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               NOVEMBER 15, 2002

                                            DISTRIBUTION BY REMAINING MONTHS TO MATURITY
                               NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                                 OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE    ORIG.      FULL      PCT.
                              MORTGAGE      BALANCE       BY AGG.       AVG.       AVG.    PRINCIPAL   TOTAL      DOC.     OWNER
REMAINING MONTHS TO MATURITY   LOANS      OUTSTANDING    PRIN. BAL.    COUPON      FICO     BALANCE   POOL LTV    LOAN    OCCUPIED
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
0 - 180                            729   $46,785,475.95       10.55%    10.786%       661    $64,178     94.20%   28.69%     97.60%
181 - 240                            2       223,710.49        0.05      8.026        593    111,855     65.24    35.65     100.00
241 - 360                        2,080   396,415,606.03       89.40      8.130        641    190,584     90.37    39.94      94.67
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                            2,811  $443,424,792.47      100.00%     8.411%       643   $157,746     90.76%   38.75%     94.98%
============================  ========  ===============  ==========   ========   ========  =========  ========   ======   ========

                                                 DISTRIBUTION BY AMORTIZATION TYPE
                               NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                                 OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE    ORIG.      FULL      PCT.
                              MORTGAGE      BALANCE       BY AGG.       AVG.       AVG.    PRINCIPAL   TOTAL      DOC.     OWNER
AMORTIZATION TYPE              LOANS      OUTSTANDING    PRIN. BAL.    COUPON      FICO     BALANCE   POOL LTV    LOAN    OCCUPIED
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
2/28 LIBOR ARM                   1,474  $289,078,545.77       65.19%     8.109%       634   $196,118     91.53%   44.44%     95.37%
Fixed Rate                         568    93,297,272.22       21.04      8.327        656    164,256     85.69    22.14      92.68
Fixed Balloon                      680    42,619,217.45        9.61     11.019        663     62,675     96.60    28.46      98.34
3/27 LIBOR ARM                      86    18,035,359.63        4.07      7.474        659    209,713     90.84    58.67      92.66
6 Mo. LIBOR ARM                      3       394,397.40        0.09     10.046        641    131,466     94.22     0.00     100.00
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                            2,811  $443,424,792.47      100.00%     8.411%       643   $157,746     90.76%   38.75%     94.98%
============================  ========  ===============  ==========   ========   ========  =========  ========   ======   ========

                                                DISTRIBUTION BY MONTHS TO RATE RESET
                               NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                                 OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE    ORIG.      FULL      PCT.
                              MORTGAGE      BALANCE       BY AGG.       AVG.       AVG.    PRINCIPAL   TOTAL      DOC.     OWNER
MONTHS TO RATE RESET           LOANS      OUTSTANDING    PRIN. BAL.    COUPON      FICO     BALANCE   POOL LTV    LOAN    OCCUPIED
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
1-12                                 3      $394,397.40        0.09%    10.046%       641   $131,466     94.22%    0.00%    100.00%
13-24                            1,474   289,078,545.77       65.19      8.109        634    196,118     91.53    44.44      95.37
25-36                               86    18,035,359.63        4.07      7.474        659    209,713     90.84    58.67      92.66
N/A                              1,248   135,916,489.67       30.65      9.171        658    108,907     89.11    24.12      94.45
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                            2,811  $443,424,792.47      100.00%     8.411%       643   $157,746     90.76%   38.75%     94.98%
============================  ========  ===============  ==========   ========   ========  =========  ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               NOVEMBER 15, 2002

                                            DISTRIBUTION BY GROSS MAXIMUM LIFETIME RATE
                               NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                                 OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE    ORIG.      FULL      PCT.
                              MORTGAGE      BALANCE       BY AGG.       AVG.       AVG.    PRINCIPAL   TOTAL      DOC.     OWNER
GROSS MAXIMUM LIFETIME RATE    LOANS      OUTSTANDING    PRIN. BAL.    COUPON      FICO     BALANCE   POOL LTV    LOAN    OCCUPIED
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
11.50-11.99%                         1      $289,886.17        0.07%     6.625%       652   $289,886    100.00%    0.00%    100.00%
12.00-12.49%                        14     3,234,748.03        0.73      5.973        722    231,053     97.63    65.78     100.00
12.50-12.99%                        29     6,796,597.32        1.53      6.429        695    234,365     94.92    55.35     100.00
13.00-13.49%                       166    40,516,852.72        9.14      6.746        672    244,077     94.37    46.39      96.99
13.50-13.99%                       139    29,689,379.30        6.70      7.299        661    213,593     92.74    49.99      96.08
14.00-14.49%                       415    90,385,315.23       20.38      7.776        641    217,796     91.89    39.63      95.98
14.50-14.99%                       171    31,222,761.35        7.04      8.236        628    182,589     91.21    39.37      95.94
15.00-15.49%                       310    56,784,139.28       12.81      8.715        617    183,175     90.32    49.20      93.53
15.50-15.99%                        95    16,780,815.30        3.78      9.192        619    176,640     91.49    36.67      90.56
16.00-16.99%                       165    25,451,783.92        5.74      9.827        583    154,253     87.09    52.28      93.35
17.00-17.99%                        54     5,955,001.29        1.34     10.767        570    110,278     84.53    64.16      91.90
18.00-18.99%                         3       289,018.06        0.07     10.979        578     96,339     75.04    24.90     100.00
20.00% & Above                       1       112,004.83        0.03     13.580        525    112,005     83.00   100.00     100.00
N/A                              1,248   135,916,489.67       30.65      9.171        658    108,907     89.11    24.12      94.45
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                            2,811  $443,424,792.47      100.00%     8.411%       643   $157,746     90.76%   38.75%     94.98%
============================  ========  ===============  ==========   ========   ========  =========  ========   ======   ========

                                                    DISTRIBUTION BY GROSS MARGIN
                               NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                                 OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE    ORIG.      FULL      PCT.
                              MORTGAGE      BALANCE       BY AGG.       AVG.       AVG.    PRINCIPAL   TOTAL      DOC.     OWNER
GROSS MARGIN                   LOANS      OUTSTANDING    PRIN. BAL.    COUPON      FICO     BALANCE   POOL LTV    LOAN    OCCUPIED
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
3.50- 3.99%                          4      $607,815.92        0.14%     7.601%       710   $151,954     63.42%   31.21%     59.75%
4.00- 4.49%                         38     9,234,228.12        2.08      7.208        679    243,006     95.38    62.14     100.00
4.50- 4.99%                         93    19,346,001.40        4.36      7.588        663    208,022     94.52    59.77      90.78
5.00- 5.49%                        182    39,033,490.93        8.80      7.744        648    214,470     91.77    33.60      98.68
5.50- 5.99%                        245    53,567,588.85       12.08      7.712        640    218,643     89.78    42.50      92.31
6.00- 6.49%                        331    66,099,186.52       14.91      8.046        634    199,695     91.82    48.52      94.78
6.50- 6.99%                        275    53,647,037.76       12.10      8.164        633    195,080     91.67    38.28      95.85
7.00- 7.49%                        159    26,983,544.34        6.09      8.572        618    169,708     92.33    45.17      96.93
7.50- 7.99%                        102    19,034,431.90        4.29      8.856        608    186,612     90.21    54.82      96.59
8.00- 8.49%                        111    16,522,603.95        3.73      9.120        607    148,852     89.68    51.96      96.51
8.50- 8.99%                         17     2,866,236.91        0.65      8.232        653    168,602     94.01    52.41      94.05
9.00- 9.49%                          1       212,097.94        0.05     11.000        650    212,098     95.00     0.00     100.00
9.50- 9.99%                          4       275,128.62        0.06      9.629        651     68,782     80.50   100.00      44.29
10.50-10.99%                         1        78,909.64        0.02      8.875        500     78,910     77.45   100.00     100.00
N/A                              1,248   135,916,489.67       30.65      9.171        658    108,907     89.11    24.12      94.45
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                            2,811  $443,424,792.47      100.00%     8.411%       643   $157,746     90.76%   38.75%     94.98%
============================  ========  ===============  ==========   ========   ========  =========  ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               NOVEMBER 15, 2002

                  THE GROUP I - ADJUSTABLE RATE MORTGAGE LOANS

SCHEDULED PRINCIPAL BALANCE:                                       $220,922,167
NUMBER OF MORTGAGE LOANS:                                                 1,337
AVERAGE SCHEDULED PRINCIPAL BALANCE:                                   $165,237
WEIGHTED AVERAGE GROSS COUPON:                                             8.14%
WEIGHTED AVERAGE NET  COUPON:                                              7.61%
WEIGHTED AVERAGE FICO SCORE:                                                633
WEIGHTED AVERAGE TOTAL POOL LTV RATIO:                                    91.26%
WEIGHTED AVERAGE FIRST LIEN LTV RATIO:                                    83.51%
% OF LOANS WITH FIRST LIEN LTV RATIO > 80%:                               38.80%
% OF LOANS WITH FIRST LIEN LTV RATIO > 80% WITH MI:                        0.00%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                            358
WEIGHTED AVERAGE SEASONING (MONTHS):                                          2
WEIGHTED AVERAGE MONTHS TO ROLL:                                             23
WEIGHTED AVERAGE GROSS MARGIN:                                             6.27%
WEIGHTED AVERAGE INITIAL RATE CAP:                                         1.59%
WEIGHTED AVERAGE PERIODIC RATE CAP:                                        1.00%
WEIGHTED AVERAGE GROSS MAXIMUM LIFETIME RATE:                             14.63%
ORIGINATOR:
   WMC                                                                   100.00%
   FNBN                                                                    0.00%

                                             DISTRIBUTION BY CURRENT PRINCIPAL BALANCE
                               NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                                 OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE    ORIG.      FULL      PCT.
                              MORTGAGE      BALANCE       BY AGG.       AVG.       AVG.    PRINCIPAL   TOTAL      DOC.     OWNER
CURRENT PRINCIPAL BALANCE      LOANS      OUTSTANDING    PRIN. BAL.    COUPON      FICO     BALANCE   POOL LTV    LOAN    OCCUPIED
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
$25,001 - $50,000                   33    $1,436,838.91        0.65%     9.289%       618    $43,541     80.90%   47.63%     66.02%
$50,001 - $75,000                  106     6,867,084.18        3.11      8.963        605     64,784     84.68    63.75      87.78
$75,001 - $100,000                 142    12,559,526.00        5.69      8.798        607     88,447     88.20    60.18      91.67
$100,001 - $125,000                167    18,850,657.90        8.53      8.336        625    112,878     90.58    62.97      91.43
$125,001 - $150,000                165    22,550,147.78       10.21      8.291        634    136,668     92.10    43.42      95.19
$150,001 - $175,000                146    23,768,142.44       10.76      8.181        633    162,796     91.76    49.89      95.80
$175,001 - $200,000                134    25,394,636.68       11.49      8.154        629    189,512     92.32    51.14      95.47
$200,001 - $225,000                130    27,688,467.86       12.53      7.897        641    212,988     91.94    42.47      96.90
$225,001 - $250,000                124    29,321,558.76       13.27      7.976        635    236,464     90.63    39.65      97.58
$250,001 - $275,000                107    28,138,989.51       12.74      8.010        646    262,981     92.34    48.59      96.33
$275,001 - $350,000                 79    22,894,006.31       10.36      7.785        642    289,798     92.67    51.81      93.43
$350,001 - $450,000                  4     1,452,110.68        0.66      8.196        645    363,028     85.54    50.56      75.24
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                            1,337  $220,922,167.01      100.00%     8.143%       633   $165,237     91.26%   49.24%     94.71%
============================  ========  ===============  ==========   ========   ========  =========  ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               NOVEMBER 15, 2002

                                                    DISTRIBUTION BY CURRENT RATE
                               NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                                 OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE    ORIG.      FULL      PCT.
                              MORTGAGE      BALANCE       BY AGG.       AVG.       AVG.    PRINCIPAL   TOTAL      DOC.     OWNER
CURRENT RATE                   LOANS      OUTSTANDING    PRIN. BAL.    COUPON      FICO     BALANCE   POOL LTV    LOAN    OCCUPIED
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
5.50- 5.99%                         11    $2,212,976.17        1.00%     5.965%       732   $201,180     96.53%   68.02%    100.00%
6.00- 6.49%                         19     3,849,705.48        1.74      6.318        697    202,616     92.85    60.57     100.00
6.50- 6.99%                        131    25,769,160.60       11.66      6.750        670    196,711     94.98    47.92      97.08
7.00- 7.49%                        108    19,067,110.24        8.63      7.215        668    176,547     94.31    52.84      96.90
7.50- 7.99%                        344    62,302,653.85       28.20      7.752        639    181,112     91.32    45.39      95.27
8.00- 8.49%                        154    24,381,665.94       11.04      8.242        626    158,323     90.74    44.46      95.56
8.50- 8.99%                        286    45,440,257.40       20.57      8.715        615    158,882     90.10    52.14      92.62
9.00- 9.49%                         81    12,058,324.46        5.46      9.198        623    148,868     91.66    40.40      90.67
9.50- 9.99%                        120    16,907,941.99        7.65      9.757        591    140,900     87.99    52.60      92.84
10.00-10.49%                        34     3,764,189.76        1.70     10.160        571    110,711     86.14    64.77      96.23
10.50-10.99%                        40     4,182,473.95        1.89     10.714        570    104,562     83.68    66.80      88.47
11.00-11.49%                         8       925,762.16        0.42     11.254        558    115,720     85.67    77.09     100.00
11.50-11.99%                         1        59,945.01        0.03     11.750        529     59,945     47.06     0.00     100.00
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                            1,337  $220,922,167.01      100.00%     8.143%       633   $165,237     91.26%   49.24%     94.71%
============================  ========  ===============  ==========   ========   ========  =========  ========   ======   ========

                                                        DISTRIBUTION BY FICO
                               NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                                 OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE    ORIG.      FULL      PCT.
                              MORTGAGE      BALANCE       BY AGG.       AVG.       AVG.    PRINCIPAL   TOTAL      DOC.     OWNER
FICO                           LOANS      OUTSTANDING    PRIN. BAL.    COUPON      FICO     BALANCE   POOL LTV    LOAN    OCCUPIED
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
500-519                             53    $7,331,049.29        3.32%     9.088%       509   $138,322     77.15%   72.87%    100.00%
520-539                             72    10,676,462.27        4.83      9.017        528    148,284     78.24    83.57      97.86
540-559                             77    11,662,764.77        5.28      8.953        550    151,464     82.16    74.83      97.30
560-579                             85    12,982,791.14        5.88      8.814        570    152,739     83.68    73.62      97.94
580-599                            120    17,187,020.37        7.78      8.638        590    143,225     86.93    62.46      98.12
600-619                            162    27,104,761.08       12.27      8.240        610    167,313     91.82    68.37      94.21
620-639                            172    29,100,665.68       13.17      7.969        630    169,190     94.16    46.70      97.66
640-659                            210    34,620,178.16       15.67      7.947        649    164,858     94.81    28.60      92.75
660-679                            131    23,879,935.71       10.81      7.824        669    182,290     95.46    37.83      94.18
680-699                             89    16,625,839.00        7.53      7.789        689    186,807     95.33    33.11      88.74
700-719                             70    12,764,483.75        5.78      7.579        709    182,350     95.83    27.98      95.92
720-739                             44     7,273,669.38        3.29      7.398        729    165,311     97.20    38.61      91.10
740 & Above                         52     9,712,546.41        4.40      7.372        766    186,780     94.40    26.35      85.98
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                            1,337  $220,922,167.01      100.00%     8.143%       633   $165,237     91.26%   49.24%     94.71%
============================  ========  ===============  ==========   ========   ========  =========  ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               NOVEMBER 15, 2002

                                                   DISTRIBUTION BY LIEN POSITION
                               NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                                 OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE    ORIG.      FULL      PCT.
                              MORTGAGE      BALANCE       BY AGG.       AVG.       AVG.    PRINCIPAL   TOTAL      DOC.     OWNER
LIEN POSITION                  LOANS      OUTSTANDING    PRIN. BAL.    COUPON      FICO     BALANCE   POOL LTV    LOAN    OCCUPIED
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
First                            1,337  $220,922,167.01      100.00%     8.143%       633   $165,237     91.26%   49.24%     94.71%
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                            1,337  $220,922,167.01      100.00%     8.143%       633   $165,237     91.26%   49.24%     94.71%
============================  ========  ===============  ==========   ========   ========  =========  ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               NOVEMBER 15, 2002

                                                   DISTRIBUTION BY TOTAL POOL LTV
                               NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                                 OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE    ORIG.      FULL      PCT.
                              MORTGAGE      BALANCE       BY AGG.       AVG.       AVG.    PRINCIPAL   TOTAL      DOC.     OWNER
TOTAL POOL LTV                 LOANS      OUTSTANDING    PRIN. BAL.    COUPON      FICO     BALANCE   POOL LTV    LOAN    OCCUPIED
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
Below 40.00%                         6      $520,737.30        0.24%     7.881%       655    $86,790     28.52%   41.42%     64.25%
40 - 49.99%                          5       556,146.29        0.25      8.388        581    111,229     47.16    55.64     100.00
50 - 59.99%                         12     1,717,594.93        0.78      8.155        603    143,133     55.29    24.64      83.23
60 - 69.99%                         39     6,187,178.72        2.80      8.122        577    158,646     65.85    41.06      89.51
70 - 79.99%                        109    17,185,489.48        7.78      8.285        584    157,665     74.96    52.32      93.00
80 - 84.99%                        167    24,713,016.99       11.19      8.421        600    147,982     80.51    54.09      87.42
85 - 89.99%                        122    18,944,314.30        8.58      8.732        592    155,281     85.97    65.50      90.08
90 - 94.99%                        181    29,487,929.33       13.35      8.530        620    162,917     90.42    58.89      86.43
95 - 100.00%                       696   121,609,759.67       55.05      7.883        660    174,727     99.05    43.71      99.70
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                            1,337  $220,922,167.01      100.00%     8.143%       633   $165,237     91.26%   49.24%     94.71%
============================  ========  ===============  ==========   ========   ========  =========  ========   ======   ========

                                                   DISTRIBUTION BY DOCUMENTATION
                               NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                                 OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE    ORIG.      FULL      PCT.
                              MORTGAGE      BALANCE       BY AGG.       AVG.       AVG.    PRINCIPAL   TOTAL      DOC.     OWNER
DOCUMENTATION                  LOANS      OUTSTANDING    PRIN. BAL.    COUPON      FICO     BALANCE   POOL LTV    LOAN    OCCUPIED
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
Full                               686  $108,783,227.64       49.24%     8.174%       613   $158,576     90.55%  100.00%     95.30%
Stated                             476    82,099,836.62       37.16      8.152        660    172,479     91.40     0.00      95.28
Limited                            175    30,039,102.75       13.60      8.010        634    171,652     93.47     0.00      91.02
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                            1,337  $220,922,167.01      100.00%     8.143%       633   $165,237     91.26%   49.24%     94.71%
============================  ========  ===============  ==========   ========   ========  =========  ========   ======   ========

                                                    DISTRIBUTION BY LOAN PURPOSE
                               NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                                 OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE    ORIG.      FULL      PCT.
                              MORTGAGE      BALANCE       BY AGG.       AVG.       AVG.    PRINCIPAL   TOTAL      DOC.     OWNER
LOAN PURPOSE                   LOANS      OUTSTANDING    PRIN. BAL.    COUPON      FICO     BALANCE   POOL LTV    LOAN    OCCUPIED
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
Purchase                           785  $131,807,559.62       59.66%     8.047%       654   $167,908     95.58%   41.57%     95.72%
Cashout Refi                       471    77,022,430.98       34.86      8.302        604    163,530     84.64    60.06      93.13
Rate/Term Refi                      81    12,092,176.41        5.47      8.184        598    149,286     86.43    63.96      93.70
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                            1,337  $220,922,167.01      100.00%     8.143%       633   $165,237     91.26%   49.24%     94.71%
============================  ========  ===============  ==========   ========   ========  =========  ========   ======   ========

                                                  DISTRIBUTION BY OCCUPANCY STATUS
                               NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                                 OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE    ORIG.      FULL      PCT.
                              MORTGAGE      BALANCE       BY AGG.       AVG.       AVG.    PRINCIPAL   TOTAL      DOC.     OWNER
OCCUPANCY STATUS               LOANS      OUTSTANDING    PRIN. BAL.    COUPON      FICO     BALANCE   POOL LTV    LOAN    OCCUPIED
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
Owner Occupied                   1,248  $209,237,230.14       94.71%     8.127%       631   $167,658     91.77%   49.55%    100.00%
Non Owner                           74     9,449,383.81        4.28      8.471        666    127,694     82.62    50.10       0.00
Second Home                         15     2,235,553.06        1.01      8.273        656    149,037     80.20    17.06       0.00
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                            1,337  $220,922,167.01      100.00%     8.143%       633   $165,237     91.26%   49.24%     94.71%
============================  ========  ===============  ==========   ========   ========  =========  ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               NOVEMBER 15, 2002

                                                   DISTRIBUTION BY PROPERTY TYPE
                               NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                                 OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE    ORIG.      FULL      PCT.
                              MORTGAGE      BALANCE       BY AGG.       AVG.       AVG.    PRINCIPAL   TOTAL      DOC.     OWNER
PROPERTY TYPE                  LOANS      OUTSTANDING    PRIN. BAL.    COUPON      FICO     BALANCE   POOL LTV    LOAN    OCCUPIED
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
Single Family                      967  $154,988,169.36       70.16%     8.223%       627   $160,277     91.03%   50.52%     96.02%
PUD                                170    32,323,964.63       14.63      8.107        635    190,141     92.96    46.56      95.59
Condo                              140    22,164,916.08       10.03      7.548        665    158,321     92.99    45.43      95.28
2-4 Family                          56    11,069,739.16        5.01      8.343        658    197,674     86.61    46.69      73.44
Man. Housing                         4       375,377.78        0.17      7.886        638     93,844     78.54    50.44      73.19
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                            1,337  $220,922,167.01      100.00%     8.143%       633   $165,237     91.26%   49.24%     94.71%
============================  ========  ===============  ==========   ========   ========  =========  ========   ======   ========

                                                       DISTRIBUTION BY STATE
                               NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                                 OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE    ORIG.      FULL      PCT.
                              MORTGAGE      BALANCE       BY AGG.       AVG.       AVG.    PRINCIPAL   TOTAL      DOC.     OWNER
STATE                          LOANS      OUTSTANDING    PRIN. BAL.    COUPON      FICO     BALANCE   POOL LTV    LOAN    OCCUPIED
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
California - South                 466   $91,507,994.69       41.42%     7.831%       644   $196,369     91.82%   43.34%     94.63%
California - North                 122    25,313,767.77       11.46      7.865        643    207,490     91.70    49.69      97.54
Arizona                             79    10,157,895.12        4.60      7.988        631    128,581     91.76    42.32      93.20
Texas                               67     9,130,147.76        4.13      8.756        640    136,271     91.65    53.04      95.50
New York                            43     7,716,523.38        3.49      8.557        601    179,454     82.50    42.97      97.02
Florida                             56     7,267,451.00        3.29      8.926        617    129,776     90.55    32.50      92.54
Michigan                            50     6,354,329.51        2.88      8.589        634    127,087     90.51    68.89      91.67
Georgia                             37     5,283,532.80        2.39      8.215        629    142,798     95.74    48.23      98.68
Colorado                            29     5,121,695.09        2.32      7.764        636    176,610     91.14    60.55      91.72
Virginia                            33     4,712,242.82        2.13      8.439        641    142,795     93.96    47.27      89.37
Pennsylvania                        40     4,488,119.13        2.03      8.747        602    112,203     88.43    65.20      98.15
All Others                         315    43,868,467.94       19.86      8.539        615    139,265     90.90    60.52      93.91
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                            1,337  $220,922,167.01      100.00%     8.143%       633   $165,237     91.26%   49.24%     94.71%
============================  ========  ===============  ==========   ========   ========  =========  ========   ======   ========

                                                     DISTRIBUTION BY ZIP CODES
                               NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                                 OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE    ORIG.      FULL      PCT.
                              MORTGAGE      BALANCE       BY AGG.       AVG.       AVG.    PRINCIPAL   TOTAL      DOC.     OWNER
ZIP CODES                      LOANS      OUTSTANDING    PRIN. BAL.    COUPON      FICO     BALANCE   POOL LTV    LOAN    OCCUPIED
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
93065                               10    $2,308,495.32        1.04%     7.644%       651   $230,850     91.05%   58.74%     90.31%
93033                               10     1,979,600.31        0.90      8.055        670    197,960     96.46    22.68     100.00
91342                                7     1,542,309.67        0.70      7.590        653    220,330     95.55    58.41     100.00
91335                                7     1,520,557.47        0.69      8.391        636    217,223     97.33    59.80     100.00
91945                                6     1,479,340.16        0.67      7.641        670    246,557     92.43    52.98      82.18
94591                                5     1,288,472.75        0.58      7.720        622    257,695     87.41    81.15      61.01
94565                                5     1,104,960.86        0.50      6.988        683    220,992     80.48    19.65     100.00
92064                                4     1,049,328.60        0.47      7.548        626    262,332     85.35    47.86     100.00
93063                                5     1,046,579.84        0.47      7.649        666    209,316     91.20    17.35     100.00
90016                                5       999,081.88        0.45      8.131        619    199,816     88.19    71.21      82.80
All Others                       1,273   206,603,440.15       93.52      8.170        632    162,297     91.26    49.24      94.91
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                            1,337  $220,922,167.01      100.00%     8.143%       633   $165,237     91.26%   49.24%     94.71%
============================  ========  ===============  ==========   ========   ========  =========  ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               NOVEMBER 15, 2002

                                            DISTRIBUTION BY REMAINING MONTHS TO MATURITY
                               NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                                 OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE    ORIG.      FULL      PCT.
                              MORTGAGE      BALANCE       BY AGG.       AVG.       AVG.    PRINCIPAL   TOTAL      DOC.     OWNER
REMAINING MONTHS TO MATURITY   LOANS      OUTSTANDING    PRIN. BAL.    COUPON      FICO     BALANCE   POOL LTV    LOAN    OCCUPIED
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
241 - 360                        1,337  $220,922,167.01      100.00%     8.143%       633   $165,237     91.26%   49.24%     94.71%
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                            1,337  $220,922,167.01      100.00%     8.143%       633   $165,237     91.26%   49.24%     94.71%
============================  ========  ===============  ==========   ========   ========  =========  ========   ======   ========

                                                 DISTRIBUTION BY AMORTIZATION TYPE
                               NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                                 OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE    ORIG.      FULL      PCT.
                              MORTGAGE      BALANCE       BY AGG.       AVG.       AVG.    PRINCIPAL   TOTAL      DOC.     OWNER
AMORTIZATION TYPE              LOANS      OUTSTANDING    PRIN. BAL.    COUPON      FICO     BALANCE   POOL LTV    LOAN    OCCUPIED
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
2/28 LIBOR ARM                   1,262  $207,855,401.05       94.09%     8.172%       632   $164,703     91.32%   48.77%     94.86%
3/27 LIBOR ARM                      72    12,672,368.56        5.74      7.610        649    176,005     90.18    58.44      92.17
6 Mo. LIBOR ARM                      3       394,397.40        0.18     10.046        641    131,466     94.22     0.00     100.00
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                            1,337  $220,922,167.01      100.00%     8.143%       633   $165,237     91.26%   49.24%     94.71%
============================  ========  ===============  ==========   ========   ========  =========  ========   ======   ========

                                                DISTRIBUTION BY MONTHS TO RATE RESET
                               NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                                 OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE    ORIG.      FULL      PCT.
                              MORTGAGE      BALANCE       BY AGG.       AVG.       AVG.    PRINCIPAL   TOTAL      DOC.     OWNER
MONTHS TO RATE RESET           LOANS      OUTSTANDING    PRIN. BAL.    COUPON      FICO     BALANCE   POOL LTV    LOAN    OCCUPIED
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
1-12                                 3      $394,397.40        0.18%    10.046%       641   $131,466     94.22%    0.00%    100.00%
13-24                            1,262   207,855,401.05       94.09      8.172        632    164,703     91.32    48.77      94.86
25-36                               72    12,672,368.56        5.74      7.610        649    176,005     90.18    58.44      92.17
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                            1,337  $220,922,167.01      100.00%     8.143%       633   $165,237     91.26%   49.24%     94.71%
============================  ========  ===============  ==========   ========   ========  =========  ========   ======   ========

                                            DISTRIBUTION BY GROSS MAXIMUM LIFETIME RATE
                               NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                                 OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE    ORIG.      FULL      PCT.
                              MORTGAGE      BALANCE       BY AGG.       AVG.       AVG.    PRINCIPAL   TOTAL      DOC.     OWNER
GROSS MAXIMUM LIFETIME RATE    LOANS      OUTSTANDING    PRIN. BAL.    COUPON      FICO     BALANCE   POOL LTV    LOAN    OCCUPIED
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
11.50-11.99%                         1      $289,886.17        0.13%     6.625%       652   $289,886    100.00%    0.00%    100.00%
12.00-12.49%                        11     2,212,976.17        1.00      5.965        732    201,180     96.53    68.02     100.00
12.50-12.99%                        23     4,654,294.38        2.11      6.477        692    202,361     94.09    57.74     100.00
13.00-13.49%                       128    24,940,243.68       11.29      6.751        670    194,846     94.81    48.55      96.99
13.50-13.99%                       116    20,498,785.57        9.28      7.281        666    176,714     94.49    51.07      95.94
14.00-14.49%                       341    61,645,410.61       27.90      7.759        638    180,778     91.30    45.27      95.92
14.50-14.99%                       153    24,182,555.67       10.95      8.237        626    158,056     90.51    44.83      94.76
15.00-15.49%                       277    44,153,468.97       19.99      8.716        616    159,399     90.04    52.61      92.40
15.50-15.99%                        83    12,256,502.73        5.55      9.188        623    147,669     91.58    40.84      90.29
16.00-16.99%                       152    20,574,898.17        9.31      9.818        586    135,361     87.54    55.68      93.74
17.00-17.99%                        50     5,296,089.58        2.40     10.757        570    105,922     84.54    67.57      90.89
18.00-18.99%                         2       217,055.31        0.10     10.483        583    108,528     74.52     0.00     100.00
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                            1,337  $220,922,167.01      100.00%     8.143%       633   $165,237     91.26%   49.24%     94.71%
============================  ========  ===============  ==========   ========   ========  =========  ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               NOVEMBER 15, 2002

                                                    DISTRIBUTION BY GROSS MARGIN
                               NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                                 OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE    ORIG.      FULL      PCT.
                              MORTGAGE      BALANCE       BY AGG.       AVG.       AVG.    PRINCIPAL   TOTAL      DOC.     OWNER
GROSS MARGIN                   LOANS      OUTSTANDING    PRIN. BAL.    COUPON      FICO     BALANCE   POOL LTV    LOAN    OCCUPIED
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
3.50- 3.99%                          4      $607,815.92        0.28%     7.601%       710   $151,954     63.42%   31.21%     59.75%
4.00- 4.49%                         26     4,801,114.47        2.17      7.251        667    184,658     93.02    60.87     100.00
4.50- 4.99%                         82    14,824,684.83        6.71      7.665        661    180,789     94.07    63.11      91.12
5.00- 5.49%                        146    24,753,278.85       11.20      7.735        650    169,543     92.50    37.55      97.92
5.50- 5.99%                        205    37,044,157.85       16.77      7.814        636    180,703     89.03    42.07      90.63
6.00- 6.49%                        288    48,805,923.20       22.09      8.021        633    169,465     91.55    54.89      95.29
6.50- 6.99%                        233    37,999,996.52       17.20      8.243        632    163,090     91.80    43.92      95.30
7.00- 7.49%                        142    21,419,658.15        9.70      8.575        622    150,843     92.61    45.61      96.13
7.50- 7.99%                         89    13,693,170.55        6.20      8.963        601    153,856     89.79    63.60      95.25
8.00- 8.49%                        101    13,966,410.39        6.32      9.171        602    138,281     89.34    55.13      98.24
8.50- 8.99%                         16     2,518,729.72        1.14      8.298        650    157,421     93.19    59.64      93.23
9.00- 9.49%                          1       212,097.94        0.10     11.000        650    212,098     95.00     0.00     100.00
9.50- 9.99%                          4       275,128.62        0.12      9.629        651     68,782     80.50   100.00      44.29
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                            1,337  $220,922,167.01      100.00%     8.143%       633   $165,237     91.26%   49.24%     94.71%
============================  ========  ===============  ==========   ========   ========  =========  ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               NOVEMBER 15, 2002

                     THE GROUP I - FIXED RATE MORTGAGE LOANS

SCHEDULED PRINCIPAL BALANCE:                                        $38,058,829
NUMBER OF MORTGAGE LOANS:                                                   582
AVERAGE SCHEDULED PRINCIPAL BALANCE:                                    $65,393
WEIGHTED AVERAGE GROSS COUPON:                                             9.96%
WEIGHTED AVERAGE NET COUPON:                                               9.43%
WEIGHTED AVERAGE FICO SCORE:                                                645
WEIGHTED AVERAGE TOTAL POOL LTV RATIO:                                    90.46%
WEIGHTED AVERAGE FIRST LIEN LTV RATIO:                                    55.37%
% OF LOANS WITH FIRST LIEN LTV RATIO > 80%:                               26.60%
% OF LOANS WITH FIRST LIEN LTV RATIO > 80% WITH MI:                       17.72%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                            266
WEIGHTED AVERAGE SEASONING (MONTHS):                                          3
ORIGINATOR:
   WMC                                                                    78.34%
   FNBN                                                                   21.66%

                                             DISTRIBUTION BY CURRENT PRINCIPAL BALANCE
                               NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                                 OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE    ORIG.      FULL      PCT.
                              MORTGAGE      BALANCE       BY AGG.       AVG.       AVG.    PRINCIPAL   TOTAL      DOC.     OWNER
CURRENT PRINCIPAL BALANCE      LOANS      OUTSTANDING    PRIN. BAL.    COUPON      FICO     BALANCE   POOL LTV    LOAN    OCCUPIED
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
$0 - $25,000                        70    $1,347,827.65        3.54%    12.281%       650    $19,255     99.01%   31.21%     97.64%
$25,001 - $50,000                  257     9,492,826.29       24.94     11.978        652     36,937     98.76    34.20      98.30
$50,001 - $75,000                  120     6,858,793.47       18.02     11.343        660     57,157     95.24    38.30      96.38
$75,001 - $100,000                  25     2,211,965.74        5.81      8.940        625     88,479     83.90    18.96      92.66
$100,001 - $125,000                 25     2,805,039.29        7.37      8.870        621    112,202     83.95    63.69      87.97
$125,001 - $150,000                 26     3,582,569.05        9.41      8.609        639    137,791     81.24    34.86      89.10
$150,001 - $175,000                 17     2,750,590.73        7.23      8.346        655    161,799     86.80    17.97      93.90
$175,001 - $200,000                 13     2,407,825.18        6.33      7.831        635    185,217     84.99    45.97     100.00
$200,001 - $225,000                 14     2,980,385.95        7.83      8.061        642    212,885     86.54    28.23     100.00
$225,001 - $250,000                 12     2,817,730.60        7.40      8.515        646    234,811     87.17     8.08      83.84
$250,001 - $275,000                  2       513,992.72        1.35      7.250        615    256,996     75.29     0.00     100.00
$275,001 - $350,000                  1       289,282.70        0.76      7.000        630    289,283     72.50   100.00     100.00
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                              582   $38,058,829.37      100.00%     9.962%       645    $65,393     90.46%   33.39%     94.86%
============================  ========  ===============  ==========   ========   ========  =========  ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               NOVEMBER 15, 2002

                                                    DISTRIBUTION BY CURRENT RATE
                               NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                                 OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE    ORIG.      FULL      PCT.
                              MORTGAGE      BALANCE       BY AGG.       AVG.       AVG.    PRINCIPAL   TOTAL      DOC.     OWNER
CURRENT RATE                   LOANS      OUTSTANDING    PRIN. BAL.    COUPON      FICO     BALANCE   POOL LTV    LOAN    OCCUPIED
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
6.50-6.99%                          12    $1,895,265.08        4.98%     6.947%       660   $157,939     71.34%   80.17%     93.15%
7.00-7.49%                          26     4,557,559.60       11.98      7.259        645    175,291     80.47    37.39      91.32
7.50-7.99%                          27     3,661,440.52        9.62      7.500        646    135,609     84.22    28.80      89.20
9.00-9.49%                          57     7,442,023.60       19.55      9.159        652    130,562     91.42    10.02      99.28
9.50-9.99%                          49     3,619,104.64        9.51      9.695        626     73,859     86.98    53.05      82.51
10.00-10.49%                        16     1,414,750.39        3.72     10.174        613     88,422     82.06    36.81      92.59
10.50-10.99%                        33     1,492,353.63        3.92     10.781        635     45,223     93.30    62.96      97.42
11.00-11.49%                        31     1,220,230.58        3.21     11.257        648     39,362     96.55    51.80      86.76
11.50-11.99%                       190     7,847,294.37       20.62     11.889        653     41,302     98.95    29.19      99.79
12.00-12.49%                        28     1,096,519.73        2.88     12.155        638     39,161     98.12    29.94     100.00
12.50-12.99%                        40     1,399,866.43        3.68     12.849        666     34,997     99.62    19.61     100.00
13.00-13.49%                        16       436,506.98        1.15     13.281        630     27,282    100.00    17.17     100.00
13.50-13.99%                        48     1,659,966.94        4.36     13.872        635     34,583     99.85    36.94      98.45
14.00-14.49%                         8       259,361.55        0.68     14.057        656     32,420    100.00    35.37     100.00
15.00-15.49%                         1        56,585.33        0.15     15.490        650     56,585     95.00     0.00     100.00
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                              582   $38,058,829.37      100.00%     9.962%       645    $65,393     90.46%   33.39%     94.86%
============================  ========  ===============  ==========   ========   ========  =========  ========   ======   ========

                                                        DISTRIBUTION BY FICO
                               NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                                 OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE    ORIG.      FULL      PCT.
                              MORTGAGE      BALANCE       BY AGG.       AVG.       AVG.    PRINCIPAL   TOTAL      DOC.     OWNER
FICO                           LOANS      OUTSTANDING    PRIN. BAL.    COUPON      FICO     BALANCE   POOL LTV    LOAN    OCCUPIED
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
500-519                              2      $168,398.12        0.44%     9.946%       517    $84,199     80.95%  100.00%    100.00%
520-539                              9       822,095.03        2.16     10.187        530     91,344     81.82    88.82     100.00
540-559                              9       874,259.80        2.30      9.405        549     97,140     70.02    47.67      74.42
560-579                             11     1,273,264.41        3.35      9.463        568    115,751     77.20    66.72      81.09
580-599                             25     1,705,339.92        4.48      9.775        591     68,214     86.87    57.18      78.81
600-619                             67     4,120,784.42       10.83     10.176        611     61,504     87.78    48.18      98.69
620-639                            113     8,054,037.30       21.16      9.785        629     71,275     89.65    26.43      97.13
640-659                            124     6,732,174.78       17.69     10.540        649     54,292     95.15    26.82      98.07
660-679                            106     7,329,587.73       19.26      9.897        669     69,147     95.21    24.88      97.85
680-699                             51     3,358,025.71        8.82      9.576        688     65,844     89.10    36.22      92.61
700-719                             27     1,398,684.13        3.68     10.275        707     51,803     94.87     8.26     100.00
720-739                             19       927,051.13        2.44     10.148        728     48,792     97.10    16.12      98.36
740 & Above                         19     1,295,126.89        3.40      9.243        768     68,165     85.11    26.56      77.33
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                              582   $38,058,829.37      100.00%     9.962%       645    $65,393     90.46%   33.39%     94.86%
============================  ========  ===============  ==========   ========   ========  =========  ========   ======   ========

                                                   DISTRIBUTION BY LIEN POSITION
                               NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                                 OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE    ORIG.      FULL      PCT.
                              MORTGAGE      BALANCE       BY AGG.       AVG.       AVG.    PRINCIPAL   TOTAL      DOC.     OWNER
LIEN POSITION                  LOANS      OUTSTANDING    PRIN. BAL.    COUPON      FICO     BALANCE   POOL LTV    LOAN    OCCUPIED
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
First                              163   $21,981,487.60       57.76%     8.498%       636   $134,856     83.87%   33.78%     91.67%
Second                             419    16,077,341.77       42.24     11.964        658     38,371     99.48    32.86      99.23
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                              582   $38,058,829.37      100.00%     9.962%       645    $65,393     90.46%   33.39%     94.86%
============================  ========  ===============  ==========   ========   ========  =========  ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               NOVEMBER 15, 2002

                                                   DISTRIBUTION BY TOTAL POOL LTV
                               NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                                 OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE    ORIG.      FULL      PCT.
                              MORTGAGE      BALANCE       BY AGG.       AVG.       AVG.    PRINCIPAL   TOTAL      DOC.     OWNER
TOTAL POOL LTV                 LOANS      OUTSTANDING    PRIN. BAL.    COUPON      FICO     BALANCE   POOL LTV    LOAN    OCCUPIED
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
Below 40.00%                         5      $400,611.28        1.05%     8.667%       599    $80,122     29.92%  100.00%    100.00%
50 - 59.99%                          7       840,261.16        2.21      7.903        652    120,037     54.88    69.10      84.55
60 - 69.99%                         20     2,554,646.41        6.71      8.163        632    127,732     65.18    34.12      66.38
70 - 79.99%                         23     3,207,138.75        8.43      7.835        624    139,441     74.55    31.37      90.76
80 - 84.99%                         18     2,489,118.28        6.54      8.309        630    138,284     80.42    31.97      84.12
85 - 89.99%                         14     1,854,840.49        4.87      9.236        597    132,489     86.37    50.41     100.00
90 - 94.99%                         34     2,896,568.03        7.61      9.468        647     85,193     91.94    28.06      92.80
95 - 100.00%                       461    23,815,644.97       62.58     10.825        655     51,661     98.78    30.68      99.72
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                              582   $38,058,829.37      100.00%     9.962%       645    $65,393     90.46%   33.39%     94.86%
============================  ========  ===============  ==========   ========   ========  =========  ========   ======   ========

                                             DISTRIBUTION BY PRIMARY MORTGAGE INSURANCE
                               NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                                 OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE    ORIG.      FULL      PCT.
                              MORTGAGE      BALANCE       BY AGG.       AVG.       AVG.    PRINCIPAL   TOTAL      DOC.     OWNER
PRIMARY MORTGAGE INSURANCE     LOANS      OUTSTANDING    PRIN. BAL.    COUPON      FICO     BALANCE   POOL LTV    LOAN    OCCUPIED
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
Radian                              35    $5,582,904.80       14.67%     9.169%       652   $159,512     93.87%    7.78%    100.00%
MGIC                                 8     1,029,309.30        2.70      9.236        645    128,664     95.50     9.99     100.00
Republic                             1       132,704.48        0.35      9.000        639    132,704     95.00     0.00     100.00
N/A                                538    31,313,910.79       82.28     10.131        644     58,204     89.67    38.87      93.76
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                              582   $38,058,829.37      100.00%     9.962%       645    $65,393     90.46%   33.39%     94.86%
============================  ========  ===============  ==========   ========   ========  =========  ========   ======   ========

                                                   DISTRIBUTION BY DOCUMENTATION
                               NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                                 OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE    ORIG.      FULL      PCT.
                              MORTGAGE      BALANCE       BY AGG.       AVG.       AVG.    PRINCIPAL   TOTAL      DOC.     OWNER
DOCUMENTATION                  LOANS      OUTSTANDING    PRIN. BAL.    COUPON      FICO     BALANCE   POOL LTV    LOAN    OCCUPIED
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
Stated                             272   $14,862,572.48       39.05%    10.471%       657    $54,642     91.09%    0.00%     93.47%
Full                               200    12,708,575.16       33.39      9.777        630     63,543     88.37   100.00      95.72
NI/NA                               43     6,550,178.59       17.21      9.085        652    152,330     91.20     0.00      99.18
Limited                             67     3,937,503.14       10.35     10.096        640     58,769     93.59     0.00      90.19
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                              582   $38,058,829.37      100.00%     9.962%       645    $65,393     90.46%   33.39%     94.86%
============================  ========  ===============  ==========   ========   ========  =========  ========   ======   ========

                                                    DISTRIBUTION BY LOAN PURPOSE
                               NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                                 OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE    ORIG.      FULL      PCT.
                              MORTGAGE      BALANCE       BY AGG.       AVG.       AVG.    PRINCIPAL   TOTAL      DOC.     OWNER
LOAN PURPOSE                   LOANS      OUTSTANDING    PRIN. BAL.    COUPON      FICO     BALANCE   POOL LTV    LOAN    OCCUPIED
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
Purchase                           433   $24,828,958.87       65.24%    10.505%       655    $57,342     96.02%   26.68%     97.74%
Cashout Refi                       118    11,270,610.51       29.61      8.806        627     95,514     77.95    43.08      87.65
Rate/Term Refi                      31     1,959,259.99        5.15      9.723        632     63,202     91.98    62.72     100.00
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                              582   $38,058,829.37      100.00%     9.962%       645    $65,393     90.46%   33.39%     94.86%
============================  ========  ===============  ==========   ========   ========  =========  ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               NOVEMBER 15, 2002

                                                  DISTRIBUTION BY OCCUPANCY STATUS
                               NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                                 OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE    ORIG.      FULL      PCT.
                              MORTGAGE      BALANCE       BY AGG.       AVG.       AVG.    PRINCIPAL   TOTAL      DOC.     OWNER
OCCUPANCY STATUS               LOANS      OUTSTANDING    PRIN. BAL.    COUPON      FICO     BALANCE   POOL LTV    LOAN    OCCUPIED
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
Owner Occupied                     561   $36,104,140.97       94.86%    10.023%       646    $64,357     91.46%   33.69%    100.00%
Non Owner                           18     1,736,399.07        4.56      8.850        639     96,467     71.08    29.14       0.00
Second Home                          3       218,289.33        0.57      8.709        638     72,763     79.77    17.65       0.00
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                              582   $38,058,829.37      100.00%     9.962%       645    $65,393     90.46%   33.39%     94.86%
============================  ========  ===============  ==========   ========   ========  =========  ========   ======   ========

                                                   DISTRIBUTION BY PROPERTY TYPE
                               NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                                 OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE    ORIG.      FULL      PCT.
                              MORTGAGE      BALANCE       BY AGG.       AVG.       AVG.    PRINCIPAL   TOTAL      DOC.     OWNER
PROPERTY TYPE                  LOANS      OUTSTANDING    PRIN. BAL.    COUPON      FICO     BALANCE   POOL LTV    LOAN    OCCUPIED
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
Single Family                      398   $26,070,589.66       68.50%     9.892%       645    $65,504     90.05%   34.20%     95.30%
PUD                                 70     4,335,925.10       11.39     10.679        637     61,942     95.04    28.71     100.00
Condo                               80     4,167,307.96       10.95     10.081        660     52,091     94.39    46.04      98.12
2-4 Family                          33     3,416,824.05        8.98      9.447        645    103,540     83.34    16.41      80.95
Man. Housing                         1        68,182.60        0.18      9.500        514     68,183     75.00   100.00     100.00
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                              582   $38,058,829.37      100.00%     9.962%       645    $65,393     90.46%   33.39%     94.86%
============================  ========  ===============  ==========   ========   ========  =========  ========   ======   ========

                                                       DISTRIBUTION BY STATE
                               NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                                 OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE    ORIG.      FULL      PCT.
                              MORTGAGE      BALANCE       BY AGG.       AVG.       AVG.    PRINCIPAL   TOTAL      DOC.     OWNER
STATE                          LOANS      OUTSTANDING    PRIN. BAL.    COUPON      FICO     BALANCE   POOL LTV    LOAN    OCCUPIED
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
California - South                 222   $13,308,027.25       34.97%    10.009%       655    $59,946     91.64%   35.26%     94.43%
California - North                  40     2,456,995.82        6.46      9.786        665     61,425     90.90    44.32      90.12
Illinois                            19     2,385,250.55        6.27      9.050        648    125,540     87.24    15.56      97.32
New York                            18     2,062,003.24        5.42      9.061        615    114,556     75.98    29.50      94.23
Arizona                             33     1,822,242.54        4.79     10.491        641     55,219     95.58    27.48     100.00
Texas                               28     1,503,700.76        3.95     10.977        641     53,704     89.50    30.93      96.74
Florida                             26     1,320,341.88        3.47     10.536        647     50,782     96.60     9.91      98.05
New Jersey                          11     1,206,466.66        3.17      9.973        639    109,679     93.27    15.97     100.00
Nevada                              13     1,100,446.32        2.89      9.731        672     84,650     94.82    21.35     100.00
Massachusetts                       11       947,219.29        2.49      9.618        627     86,111     90.77    58.71      91.71
Pennsylvania                        12       847,860.17        2.23     10.186        605     70,655     82.57    33.24      67.06
All Others                         149     9,098,274.89       23.91     10.067        637     61,062     90.80    39.41      96.10
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                              582   $38,058,829.37      100.00%     9.962%       645    $65,393     90.46%   33.39%     94.86%
============================  ========  ===============  ==========   ========   ========  =========  ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               NOVEMBER 15, 2002

                                                     DISTRIBUTION BY ZIP CODES
                               NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                                 OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE    ORIG.      FULL      PCT.
                              MORTGAGE      BALANCE       BY AGG.       AVG.       AVG.    PRINCIPAL   TOTAL      DOC.     OWNER
ZIP CODES                      LOANS      OUTSTANDING    PRIN. BAL.    COUPON      FICO     BALANCE   POOL LTV    LOAN    OCCUPIED
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
91335                                7      $624,433.52        1.64%     8.417%       643    $89,205     68.90%   50.23%     79.22%
91762                                5       446,030.32        1.17      8.713        646     89,206    100.00    32.41     100.00
89123                                4       383,782.37        1.01      9.363        680     95,946     92.57    46.18     100.00
93033                                8       382,731.35        1.01     11.709        666     47,841    100.00    29.35     100.00
92336                                6       334,081.25        0.88     10.110        643     55,680     99.07    22.40     100.00
95747                                2       314,629.38        0.83      8.079        605    157,315     79.85     0.00     100.00
32413                                2       295,306.41        0.78      8.349        662    147,653    100.00     0.00     100.00
92801                                2       291,866.23        0.77      8.500        615    145,933     88.01     0.00     100.00
90290                                1       289,282.70        0.76      7.000        630    289,283     72.50   100.00     100.00
91342                                3       283,330.64        0.74      8.472        608     94,444     75.09     0.00     100.00
All Others                         542    34,413,355.20       90.42     10.072        646     63,493     90.83    33.70      94.70
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                              582   $38,058,829.37      100.00%     9.962%       645    $65,393     90.46%   33.39%     94.86%
============================  ========  ===============  ==========   ========   ========  =========  ========   ======   ========

                                            DISTRIBUTION BY REMAINING MONTHS TO MATURITY
                               NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                                 OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE    ORIG.      FULL      PCT.
                              MORTGAGE      BALANCE       BY AGG.       AVG.       AVG.    PRINCIPAL   TOTAL      DOC.     OWNER
REMAINING MONTHS TO MATURITY   LOANS      OUTSTANDING    PRIN. BAL.    COUPON      FICO     BALANCE   POOL LTV    LOAN    OCCUPIED
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
0 - 180                            447   $19,314,001.02       50.75%    11.403%       655    $43,208     95.73%   31.69%     98.62%
241 - 360                          135    18,744,828.35       49.25      8.477        636    138,851     85.04    35.15      91.00
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                              582   $38,058,829.37      100.00%     9.962%       645    $65,393     90.46%   33.39%     94.86%
============================  ========  ===============  ==========   ========   ========  =========  ========   ======   ========

                                                 DISTRIBUTION BY AMORTIZATION TYPE
                               NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                                 OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE    ORIG.      FULL      PCT.
                              MORTGAGE      BALANCE       BY AGG.       AVG.       AVG.    PRINCIPAL   TOTAL      DOC.     OWNER
AMORTIZATION TYPE              LOANS      OUTSTANDING    PRIN. BAL.    COUPON      FICO     BALANCE   POOL LTV    LOAN    OCCUPIED
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
Fixed Rate                         160   $20,584,192.62       54.09%     8.483%       636   $128,651     83.65%   36.11%     91.53%
Fixed Balloon                      422    17,474,636.75       45.91     11.703        656     41,409     98.48    30.19      98.79
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                              582   $38,058,829.37      100.00%     9.962%       645    $65,393     90.46%   33.39%     94.86%
============================  ========  ===============  ==========   ========   ========  =========  ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               NOVEMBER 15, 2002

                    GROUP II - ADJUSTABLE RATE MORTGAGE LOANS

SCHEDULED PRINCIPAL BALANCE:                                        $86,586,136
NUMBER OF MORTGAGE LOANS:                                                   226
AVERAGE SCHEDULED PRINCIPAL BALANCE:                                   $383,124
WEIGHTED AVERAGE GROSS COUPON:                                             7.90%
WEIGHTED AVERAGE NET COUPON:                                               7.37%
WEIGHTED AVERAGE FICO SCORE:                                                643
WEIGHTED AVERAGE TOTAL POOL LTV RATIO:                                    92.08%
WEIGHTED AVERAGE FIRST LIEN LTV RATIO:                                    82.56%
% OF LOANS WITH FIRST LIEN LTV RATIO > 80%:                               34.63%
% OF LOANS WITH FIRST LIEN LTV RATIO > 80% WITH MI:                        0.00%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                            358
WEIGHTED AVERAGE SEASONING (MONTHS):                                          2
WEIGHTED AVERAGE MONTHS TO ROLL:                                             23
WEIGHTED AVERAGE GROSS MARGIN:                                             6.08%
WEIGHTED AVERAGE INITIAL RATE CAP:                                         1.59%
WEIGHTED AVERAGE PERIODIC RATE CAP:                                        1.00%
WEIGHTED AVERAGE GROSS MAXIMUM LIFETIME RATE:                             14.39%
ORIGINATOR:
   WMC                                                                   100.00%
   FNBN                                                                    0.00%

                                             DISTRIBUTION BY CURRENT PRINCIPAL BALANCE
                               NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                                 OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE    ORIG.      FULL      PCT.
                              MORTGAGE      BALANCE       BY AGG.       AVG.       AVG.    PRINCIPAL   TOTAL      DOC.     OWNER
CURRENT PRINCIPAL BALANCE      LOANS      OUTSTANDING    PRIN. BAL.    COUPON      FICO     BALANCE   POOL LTV    LOAN    OCCUPIED
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
$50,001 - $75,000                    4      $271,158.07        0.31%    11.178%       525    $67,790     75.64%  100.00%    100.00%
$75,001 - $100,000                   1        78,909.64        0.09      8.875        500     78,910     77.45   100.00     100.00
$100,001 - $125,000                  2       214,337.25        0.25     12.527        521    107,169     81.57   100.00     100.00
$275,001 - $350,000                 83    26,743,085.32       30.89      7.875        640    322,206     93.65    36.24      96.35
$350,001 - $450,000                 85    32,948,394.90       38.05      7.979        642    387,628     93.04    32.72      95.17
$450,001 - $550,000                 41    20,138,861.27       23.26      7.758        649    491,192     90.13    39.66      97.68
$550,001 - $650,000                  8     4,775,409.03        5.52      7.690        636    596,926     88.54    25.87     100.00
$650,001 - $750,000                  2     1,415,980.31        1.64      7.808        692    707,990     85.29     0.00     100.00
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                              226   $86,586,135.79      100.00%     7.899%       643   $383,124     92.08%   34.95%     96.49%
============================  ========  ===============  ==========   ========   ========  =========  ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               NOVEMBER 15, 2002

                                                    DISTRIBUTION BY CURRENT RATE
                               NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                                 OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE    ORIG.      FULL      PCT.
                              MORTGAGE      BALANCE       BY AGG.       AVG.       AVG.    PRINCIPAL   TOTAL      DOC.     OWNER
CURRENT RATE                   LOANS      OUTSTANDING    PRIN. BAL.    COUPON      FICO     BALANCE   POOL LTV    LOAN    OCCUPIED
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
5.50- 5.99%                          3    $1,021,771.86        1.18%     5.990%       699   $340,591    100.00%   60.94%    100.00%
6.00- 6.49%                          5     1,792,237.12        2.07      6.267        711    358,447    100.00    40.42     100.00
6.50- 6.99%                         39    15,937,711.45       18.41      6.729        673    408,659     93.37    44.16      97.07
7.00- 7.49%                         21     8,471,646.69        9.78      7.333        647    403,412     88.90    43.28     100.00
7.50- 7.99%                         74    28,749,257.48       33.20      7.793        650    388,503     93.08    29.98      94.96
8.00- 8.49%                         19     7,423,427.53        8.57      8.222        637    390,707     93.94    19.57     100.00
8.50- 8.99%                         34    12,946,006.05       14.95      8.713        621    380,765     91.00    36.39      97.51
9.00- 9.49%                         12     4,524,312.57        5.23      9.201        610    377,026     91.26    25.37      91.31
9.50- 9.99%                         10     3,849,477.32        4.45      9.776        579    384,948     85.18    29.27      89.51
10.00-10.49%                         3     1,027,408.43        1.19     10.199        539    342,469     85.19    70.44     100.00
10.50-10.99%                         1       416,817.01        0.48     10.500        599    416,817     90.00     0.00     100.00
11.00-11.49%                         3       242,094.70        0.28     11.441        515     80,698     74.90   100.00     100.00
12.00-12.49%                         1        71,962.75        0.08     12.475        563     71,963     76.60   100.00     100.00
13.50-13.99%                         1       112,004.83        0.13     13.580        525    112,005     83.00   100.00     100.00
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                              226   $86,586,135.79      100.00%     7.899%       643   $383,124     92.08%   34.95%     96.49%
============================  ========  ===============  ==========   ========   ========  =========  ========   ======   ========

                                                        DISTRIBUTION BY FICO
                               NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                                 OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE    ORIG.      FULL      PCT.
                              MORTGAGE      BALANCE       BY AGG.       AVG.       AVG.    PRINCIPAL   TOTAL      DOC.     OWNER
FICO                           LOANS      OUTSTANDING    PRIN. BAL.    COUPON      FICO     BALANCE   POOL LTV    LOAN    OCCUPIED
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
500-519                             11    $2,325,377.52        2.69%     9.609%       512   $211,398     78.35%   43.64%    100.00%
520-539                              5     1,555,237.67        1.80      9.575        527    311,048     84.16    79.77     100.00
540-559                              9     3,316,965.84        3.83      8.341        551    368,552     86.37    79.25     100.00
560-579                             10     4,004,787.85        4.63      8.204        568    400,479     81.26    63.16     100.00
580-599                             19     7,348,496.21        8.49      8.613        592    386,763     86.29    40.42      89.15
600-619                             21     8,111,761.23        9.37      8.114        610    386,274     91.85    54.45     100.00
620-639                             35    14,646,439.99       16.92      7.856        629    418,470     91.27    19.47      97.80
640-659                             37    14,825,749.91       17.12      7.745        650    400,696     95.12    37.25      95.43
660-679                             23     9,221,083.32       10.65      7.578        669    400,917     95.04    13.24      95.22
680-699                             21     7,733,157.08        8.93      7.700        691    368,246     95.00    47.08      95.72
700-719                             13     4,655,215.51        5.38      7.132        706    358,094     96.76    20.08      89.96
720-739                              9     3,720,147.53        4.30      7.642        729    413,350     96.68    16.88     100.00
740 & Above                         13     5,121,716.13        5.92      7.046        754    393,978     97.71    12.89     100.00
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                              226   $86,586,135.79      100.00%     7.899%       643   $383,124     92.08%   34.95%     96.49%
============================  ========  ===============  ==========   ========   ========  =========  ========   ======   ========

                                                    DISTRIBUTION BY LIEN STATUS
                               NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                                 OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE    ORIG.      FULL      PCT.
                              MORTGAGE      BALANCE       BY AGG.       AVG.       AVG.    PRINCIPAL   TOTAL      DOC.     OWNER
LIEN STATUS                    LOANS      OUTSTANDING    PRIN. BAL.    COUPON      FICO     BALANCE   POOL LTV    LOAN    OCCUPIED
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
First                              226    86,586,135.79      100.00%     7.899%       643   $383,124     92.08%   34.95%     96.49%
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                              226   $86,583,135.79      100.00%     7.899%       643   $383,124     92.08%   34.95%     96.49%
============================  ========  ===============  ==========   ========   ========  =========  ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               NOVEMBER 15, 2002

                                                   DISTRIBUTION BY TOTAL POOL LTV
                               NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                                 OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE    ORIG.      FULL      PCT.
                              MORTGAGE      BALANCE       BY AGG.       AVG.       AVG.    PRINCIPAL   TOTAL      DOC.     OWNER
TOTAL POOL LTV                 LOANS      OUTSTANDING    PRIN. BAL.    COUPON      FICO     BALANCE   POOL LTV    LOAN    OCCUPIED
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
50 - 59.99%                          1      $516,210.80        0.60%     7.375%       579   $516,211     57.44%    0.00%    100.00%
60 - 69.99%                          1        64,835.04        0.07     11.490        515     64,835     63.11   100.00     100.00
70 - 79.99%                         21     7,939,864.28        9.17      8.033        598    378,089     76.45    45.72      95.05
80 - 84.99%                         23     8,820,832.63       10.19      7.958        610    383,514     80.89    26.45      95.42
85 - 89.99%                         20     7,412,418.83        8.56      8.285        606    370,621     86.26    38.99      91.19
90 - 94.99%                         43    17,215,012.56       19.88      8.341        635    400,349     90.23    37.79      93.51
95 - 100.00%                       117    44,616,961.65       51.53      7.629        667    381,342     99.19    33.25      98.95
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                              226   $86,586,135.79      100.00%     7.899%       643   $383,124     92.08%   34.95%     96.49%
============================  ========  ===============  ==========   ========   ========  =========  ========   ======   ========

                                                   DISTRIBUTION BY DOCUMENTATION
                               NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                                 OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE    ORIG.      FULL      PCT.
                              MORTGAGE      BALANCE       BY AGG.       AVG.       AVG.    PRINCIPAL   TOTAL      DOC.     OWNER
DOCUMENTATION                  LOANS      OUTSTANDING    PRIN. BAL.    COUPON      FICO     BALANCE   POOL LTV    LOAN    OCCUPIED
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
Stated                              99   $39,372,707.03       45.47%     7.993%       668   $397,704     93.53%    0.00%     98.06%
Full                                83    30,259,377.11       34.95      7.798        622    364,571     91.41   100.00      98.91
Limited                             44    16,954,051.65       19.58      7.859        620    385,319     89.90     0.00      88.55
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                              226   $86,586,135.79      100.00%     7.899%       643   $383,124     92.08%   34.95%     96.49%
============================  ========  ===============  ==========   ========   ========  =========  ========   ======   ========

                                                    DISTRIBUTION BY LOAN PURPOSE
                               NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                                 OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE    ORIG.      FULL      PCT.
                              MORTGAGE      BALANCE       BY AGG.       AVG.       AVG.    PRINCIPAL   TOTAL      DOC.     OWNER
LOAN PURPOSE                   LOANS      OUTSTANDING    PRIN. BAL.    COUPON      FICO     BALANCE   POOL LTV    LOAN    OCCUPIED
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
Purchase                           122   $48,022,423.23       55.46%     7.753%       662   $393,626     95.25%   29.92%     97.62%
Cashout Refi                        91    34,262,120.30       39.57      7.994        621    376,507     88.80    41.99      96.81
Rate/Term Refi                      13     4,301,592.26        4.97      8.758        600    330,892     82.79    35.00      81.47
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                              226   $86,586,135.79      100.00%     7.899%       643   $383,124     92.08%   34.95%     96.49%
============================  ========  ===============  ==========   ========   ========  =========  ========   ======   ========

                                                  DISTRIBUTION BY OCCUPANCY STATUS
                               NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                                 OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE    ORIG.      FULL      PCT.
                              MORTGAGE      BALANCE       BY AGG.       AVG.       AVG.    PRINCIPAL   TOTAL      DOC.     OWNER
OCCUPANCY STATUS               LOANS      OUTSTANDING    PRIN. BAL.    COUPON      FICO     BALANCE   POOL LTV    LOAN    OCCUPIED
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
Owner Occupied                     218   $83,550,631.97       96.49%     7.889%       642   $383,260     92.28%   35.82%    100.00%
Non Owner                            7     2,712,884.88        3.13      8.238        656    387,555     85.99    12.19       0.00
Second Home                          1       322,618.94        0.37      7.500        622    322,619     90.00     0.00       0.00
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                              226   $86,586,135.79      100.00%     7.899%       643   $383,124     92.08%   34.95%     96.49%
============================  ========  ===============  ==========   ========   ========  =========  ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               NOVEMBER 15, 2002

                                                   DISTRIBUTION BY PROPERTY TYPE
                               NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                                 OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE    ORIG.      FULL      PCT.
                              MORTGAGE      BALANCE       BY AGG.       AVG.       AVG.    PRINCIPAL   TOTAL      DOC.     OWNER
PROPERTY TYPE                  LOANS      OUTSTANDING    PRIN. BAL.    COUPON      FICO     BALANCE   POOL LTV    LOAN    OCCUPIED
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
Single Family                      171   $65,701,109.03       75.88%     7.894%       644   $384,217     92.05%   34.59%     95.38%
PUD                                 38    14,552,622.41       16.81      7.891        635    382,964     91.67    37.18     100.00
Condo                               15     5,442,725.56        6.29      7.975        640    362,848     95.44    31.79     100.00
2-4 Family                           2       889,678.79        1.03      7.936        659    444,839     80.51    43.87     100.00
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                              226   $86,586,135.79      100.00%     7.899%       643   $383,124     92.08%   34.95%     96.49%
============================  ========  ===============  ==========   ========   ========  =========  ========   ======   ========

                                                       DISTRIBUTION BY STATE
                               NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                                 OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE    ORIG.      FULL      PCT.
                              MORTGAGE      BALANCE       BY AGG.       AVG.       AVG.    PRINCIPAL   TOTAL      DOC.     OWNER
STATE                          LOANS      OUTSTANDING    PRIN. BAL.    COUPON      FICO     BALANCE   POOL LTV    LOAN    OCCUPIED
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
California - South                 108   $42,866,887.24       49.51%     7.743%       650   $396,916     93.44%   31.05%     96.30%
California - North                  43    16,390,562.82       18.93      7.463        655    381,176     93.30    47.00      96.01
New York                            10     4,183,941.04        4.83      8.007        641    418,394     90.33    57.83     100.00
Texas                                7     2,901,552.46        3.35      8.639        608    414,507     83.73    17.17      72.53
Florida                              6     1,987,336.59        2.30      9.223        617    331,223     92.60    61.03     100.00
New Jersey                           5     1,877,091.22        2.17      7.924        629    375,418     93.25     0.00     100.00
Illinois                             4     1,694,121.95        1.96      8.057        648    423,530     82.58    23.04     100.00
Virginia                             5     1,564,830.36        1.81      7.989        604    312,966     90.64    52.38     100.00
Maryland                             4     1,492,209.60        1.72      7.676        660    373,052     90.89    25.16     100.00
Colorado                             5     1,440,747.25        1.66      7.978        637    288,149     96.05    31.85     100.00
Pennsylvania                         3     1,294,276.51        1.49      9.037        550    431,426     68.47    36.65     100.00
All Others                          26     8,892,578.75       10.27      8.672        625    342,022     91.48    29.20     100.00
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                              226   $86,586,135.79      100.00%     7.899%       643   $383,124     92.08%   34.95%     96.49%
============================  ========  ===============  ==========   ========   ========  =========  ========   ======   ========

                                                     DISTRIBUTION BY ZIP CODES
                               NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                                 OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE    ORIG.      FULL      PCT.
                              MORTGAGE      BALANCE       BY AGG.       AVG.       AVG.    PRINCIPAL   TOTAL      DOC.     OWNER
ZIP CODES                      LOANS      OUTSTANDING    PRIN. BAL.    COUPON      FICO     BALANCE   POOL LTV    LOAN    OCCUPIED
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
90265                                2    $1,197,993.16        1.38%     8.047%       703   $598,997     86.25%    0.00%    100.00%
94025                                3     1,157,911.93        1.34      8.114        656    385,971     92.86     0.00     100.00
91356                                2     1,114,502.18        1.29      8.038        612    557,251     87.86   100.00     100.00
91344                                3     1,063,300.93        1.23      8.737        607    354,434     97.07    65.41     100.00
91307                                2     1,021,736.15        1.18      7.445        647    510,868     85.21    34.73     100.00
11743                                2       982,497.06        1.13      7.373        685    491,249     86.46    50.61     100.00
91325                                2       946,222.29        1.09      6.330        715    473,111     99.33    33.33     100.00
90005                                2       930,500.98        1.07      7.123        663    465,250     97.49    50.21     100.00
90066                                2       868,986.18        1.00      7.065        671    434,493    100.00    49.45     100.00
94014                                2       857,667.82        0.99      7.316        658    428,834     85.49    55.87     100.00
All Others                         204    76,444,817.11       88.29      7.937        640    374,730     92.14    33.89      96.03
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                              226   $86,586,135.79      100.00%     7.899%       643   $383,124     92.08%   34.95%     96.49%
============================  ========  ===============  ==========   ========   ========  =========  ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               NOVEMBER 15, 2002

                                            DISTRIBUTION BY REMAINING MONTHS TO MATURITY
                               NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                                 OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE    ORIG.      FULL      PCT.
                              MORTGAGE      BALANCE       BY AGG.       AVG.       AVG.    PRINCIPAL   TOTAL      DOC.     OWNER
REMAINING MONTHS TO MATURITY   LOANS      OUTSTANDING    PRIN. BAL.    COUPON      FICO     BALANCE   POOL LTV    LOAN    OCCUPIED
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
241 - 360                          226   $86,586,135.79      100.00%     7.899%       643   $383,124     92.08%   34.95%     96.49%
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                              226   $86,586,135.79      100.00%     7.899%       643   $383,124     92.08%   34.95%     96.49%
============================  ========  ===============  ==========   ========   ========  =========  ========   ======   ========

                                                 DISTRIBUTION BY AMORTIZATION TYPE
                               NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                                 OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE    ORIG.      FULL      PCT.
                              MORTGAGE      BALANCE       BY AGG.       AVG.       AVG.    PRINCIPAL   TOTAL      DOC.     OWNER
AMORTIZATION TYPE              LOANS      OUTSTANDING    PRIN. BAL.    COUPON      FICO     BALANCE   POOL LTV    LOAN    OCCUPIED
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
2/28 LIBOR ARM                     212   $81,223,144.72       93.81      7.948        640   $383,128     92.06%   33.35%     96.67%
3/27 LIBOR ARM                      14     5,362,991.07        6.19      7.154        684    383,071     92.39    59.19      93.83
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                              226   $86,586,135.79      100.00%     7.899%       643   $383,124     92.08%   34.95%     96.49%
============================  ========  ===============  ==========   ========   ========  =========  ========   ======   ========

                                                DISTRIBUTION BY MONTHS TO RATE RESET
                               NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                                 OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE    ORIG.      FULL      PCT.
                              MORTGAGE      BALANCE       BY AGG.       AVG.       AVG.    PRINCIPAL   TOTAL      DOC.     OWNER
MONTHS TO RATE RESET           LOANS      OUTSTANDING    PRIN. BAL.    COUPON      FICO     BALANCE   POOL LTV    LOAN    OCCUPIED
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
13-24                              212   $81,223,144.72       93.81%     7.948%       640   $383,128     92.06%   33.35%     96.67%
25-36                               14     5,362,991.07        6.19      7.154        684    383,071     92.39    59.19      93.83
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                              226   $86,586,135.79      100.00%     7.899%       643   $383,124     92.08%   34.95%     96.49%
============================  ========  ===============  ==========   ========   ========  =========  ========   ======   ========

                                            DISTRIBUTION BY GROSS MAXIMUM LIFETIME RATE
                               NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                                 OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE    ORIG.      FULL      PCT.
                              MORTGAGE      BALANCE       BY AGG.       AVG.       AVG.    PRINCIPAL   TOTAL      DOC.     OWNER
GROSS MAXIMUM LIFETIME RATE    LOANS      OUTSTANDING    PRIN. BAL.    COUPON      FICO     BALANCE   POOL LTV    LOAN    OCCUPIED
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
12.00-12.49%                         3    $1,021,771.86        1.18%     5.990%       699   $340,591    100.00%   60.94%    100.00%
12.50-12.99%                         6     2,142,302.94        2.47      6.325        703    357,050     96.72    50.15     100.00
13.00-13.49%                        38    15,576,609.04       17.99      6.736        674    409,911     93.66    42.94      97.00
13.50-13.99%                        23     9,190,593.73       10.61      7.337        649    399,591     88.82    47.60      96.40
14.00-14.49%                        74    28,739,904.62       33.19      7.814        647    388,377     93.16    27.53      96.11
14.50-14.99%                        18     7,040,205.68        8.13      8.234        636    391,123     93.61    20.64     100.00
15.00-15.49%                        33    12,630,670.31       14.59      8.713        624    382,748     91.27    37.30      97.45
15.50-15.99%                        12     4,524,312.57        5.23      9.201        610    377,026     91.26    25.37      91.31
16.00-16.99%                        13     4,876,885.75        5.63      9.865        570    375,145     85.18    37.95      91.72
17.00-17.99%                         4       658,911.71        0.76     10.846        568    164,728     84.45    36.74     100.00
18.00-18.99%                         1        71,962.75        0.08     12.475        563     71,963     76.60   100.00     100.00
20.00% & Above                       1       112,004.83        0.13     13.580        525    112,005     83.00   100.00     100.00
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                              226   $86,586,135.79      100.00%     7.899%       643   $383,124     92.08%   34.95%     96.49%
============================  ========  ===============  ==========   ========   ========  =========  ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               NOVEMBER 15, 2002

                                                    DISTRIBUTION BY GROSS MARGIN
                               NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                                 OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE    ORIG.      FULL      PCT.
                              MORTGAGE      BALANCE       BY AGG.       AVG.       AVG.    PRINCIPAL   TOTAL      DOC.     OWNER
GROSS MARGIN                   LOANS      OUTSTANDING    PRIN. BAL.    COUPON      FICO     BALANCE   POOL LTV    LOAN    OCCUPIED
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
4.00- 4.49%                         12    $4,433,113.65        5.12%     7.162%       691   $369,426     97.93%   63.50%    100.00%
4.50- 4.99%                         11     4,521,316.57        5.22      7.334        672    411,029     96.01    48.84      89.67
5.00- 5.49%                         36    14,280,212.08       16.49      7.758        645    396,673     90.51    26.75     100.00
5.50- 5.99%                         40    16,523,431.00       19.08      7.484        649    413,086     91.45    43.46      96.10
6.00- 6.49%                         43    17,293,263.32       19.97      8.116        639    402,169     92.59    30.56      93.34
6.50- 6.99%                         42    15,647,041.24       18.07      7.972        635    372,549     91.36    24.58      97.19
7.00- 7.49%                         17     5,563,886.19        6.43      8.561        604    327,287     91.25    43.47     100.00
7.50- 7.99%                         13     5,341,261.35        6.17      8.582        627    410,866     91.29    32.29     100.00
8.00- 8.49%                         10     2,556,193.56        2.95      8.837        636    255,619     91.56    34.59      87.06
8.50- 8.99%                          1       347,507.19        0.40      7.750        676    347,507    100.00     0.00     100.00
10.50-10.99%                         1        78,909.64        0.09      8.875        500     78,910     77.45   100.00     100.00
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                              226   $86,586,135.79      100.00%     7.899%       643   $383,124     92.08%   34.95%     96.49%
============================  ========  ===============  ==========   ========   ========  =========  ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               NOVEMBER 15, 2002

                    THE GROUP II - FIXED RATE MORTGAGE LOANS

SCHEDULED PRINCIPAL BALANCE:                                        $97,857,660
NUMBER OF MORTGAGE LOANS:                                                   666
AVERAGE SCHEDULED PRINCIPAL BALANCE:                                   $146,933
WEIGHTED AVERAGE GROSS COUPON:                                             8.86%
WEIGHTED AVERAGE NET COUPON:                                               8.33%
WEIGHTED AVERAGE FICO SCORE:                                                663
WEIGHTED AVERAGE TOTAL POOL LTV RATIO:                                    88.58%
WEIGHTED AVERAGE FIRST LIEN LTV RATIO:                                    73.43%
% OF LOANS WITH FIRST LIEN LTV RATIO > 80%:                               49.73%
% OF LOANS WITH FIRST LIEN LTV RATIO > 80% WITH MI:                       39.19%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                            306
WEIGHTED AVERAGE SEASONING (MONTHS):                                          3
ORIGINATOR:
   WMC                                                                    47.28%
   FNBN                                                                   52.72%

                                             DISTRIBUTION BY CURRENT PRINCIPAL BALANCE
                               NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                                 OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE    ORIG.      FULL      PCT.
                              MORTGAGE      BALANCE       BY AGG.       AVG.       AVG.    PRINCIPAL   TOTAL      DOC.     OWNER
CURRENT PRINCIPAL BALANCE      LOANS      OUTSTANDING    PRIN. BAL.    COUPON      FICO     BALANCE   POOL LTV    LOAN    OCCUPIED
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
$0 - $25,000                         3        57,847.29        0.06%     8.750%       684    $19,282    100.00%   34.39%    100.00%
$25,001 - $50,000                   30     1,176,004.24        1.20      8.855        688     39,200     83.18    43.68      79.56
$50,001 - $75,000                  141     9,266,993.72        9.47     10.341        668     65,723     94.22    33.31      91.61
$75,001 - $100,000                 138    12,023,957.21       12.29     10.063        670     87,130     93.04    28.95      94.95
$100,001 - $125,000                 75     8,485,533.27        8.67      9.028        658    113,140     90.50    12.83      94.94
$125,001 - $150,000                 63     8,607,668.87        8.80      9.393        660    136,630     90.74    23.53      98.48
$150,001 - $175,000                 43     6,962,459.54        7.11      8.607        668    161,918     87.21    16.14      88.57
$175,001 - $200,000                 27     5,021,321.15        5.13      8.308        654    185,975     88.16    18.58      92.50
$200,001 - $225,000                 19     4,022,956.75        4.11      8.409        668    211,735     90.94     5.45     100.00
$225,001 - $250,000                 21     4,937,383.93        5.05      8.377        659    235,114     88.04     9.51     100.00
$250,001 - $275,000                 23     6,008,131.48        6.14      8.420        663    261,223     87.41     4.28      91.51
$275,001 - $350,000                 43    13,237,806.03       13.53      8.423        667    307,856     87.54    13.80      95.62
$350,001 - $450,000                 26    10,105,026.50       10.33      8.078        669    388,655     84.94    27.29      88.73
$450,001 - $550,000                  6     2,951,759.78        3.02      7.505        628    491,960     86.49    32.38     100.00
$550,001 - $650,000                  7     4,313,749.55        4.41      7.907        657    616,250     74.59    14.89     100.00
$650,001 - $750,000                  1       679,060.99        0.69      7.875        610    679,061     80.00   100.00     100.00
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                              666   $97,857,660.30      100.00%     8.863%       663   $146,933     88.58%   20.52%     94.29%
============================  ========  ===============  ==========   ========   ========  =========  ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               NOVEMBER 15, 2002

                                                    DISTRIBUTION BY CURRENT RATE
                               NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                                 OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE    ORIG.      FULL      PCT.
                              MORTGAGE      BALANCE       BY AGG.       AVG.       AVG.    PRINCIPAL   TOTAL      DOC.     OWNER
CURRENT RATE                   LOANS      OUTSTANDING    PRIN. BAL.    COUPON      FICO     BALANCE   POOL LTV    LOAN    OCCUPIED
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
6.50- 6.99%                         11    $2,988,336.99        3.05%     6.791%       665   $271,667     80.65%   43.41%    100.00%
7.00- 7.49%                          5     2,371,469.68        2.42      7.300        667    474,294     85.71    48.14     100.00
7.50- 7.99%                         78    17,727,952.81       18.12      7.732        654    227,281     81.28    25.35      91.51
8.00- 8.49%                        102    17,592,669.96       17.98      8.226        666    172,477     85.40    13.80      94.30
8.50- 8.99%                        251    34,519,950.34       35.28      8.703        669    137,530     89.47    12.72      92.47
9.00- 9.49%                         28     6,182,392.65        6.32      9.102        646    220,800     91.75     6.32      93.68
9.50- 9.99%                         23     2,129,013.60        2.18      9.785        671     92,566     97.36    58.33     100.00
10.00-10.49%                         3       198,634.91        0.20     10.150        653     66,212     97.87    61.31     100.00
10.50-10.99%                        20     1,668,579.95        1.71     10.812        661     83,429     99.74    52.23     100.00
11.00-11.49%                         7       700,903.35        0.72     11.248        667    100,129     96.24     0.00     100.00
11.50-11.99%                       114     9,719,889.09        9.93     11.924        664     85,262     98.89    33.56      99.10
12.00-12.49%                         8       683,719.43        0.70     12.157        669     85,465     99.50    23.53     100.00
12.50-12.99%                         7       589,392.65        0.60     12.767        653     84,199     96.48    35.95     100.00
13.00-13.49%                         3       285,878.13        0.29     13.340        662     95,293    100.00     0.00     100.00
13.50-13.99%                         6       498,876.76        0.51     13.891        633     83,146    100.00    13.81     100.00
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                              666   $97,857,660.30      100.00%     8.863%       663   $146,933     88.58%   20.52%     94.29%
============================  ========  ===============  ==========   ========   ========  =========  ========   ======   ========

                                                        DISTRIBUTION BY FICO
                               NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                                 OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE    ORIG.      FULL      PCT.
                              MORTGAGE      BALANCE       BY AGG.       AVG.       AVG.    PRINCIPAL   TOTAL      DOC.     OWNER
FICO                           LOANS      OUTSTANDING    PRIN. BAL.    COUPON      FICO     BALANCE   POOL LTV    LOAN    OCCUPIED
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
500-519                              1      $137,504.99        0.14%     7.750%       511   $137,505     85.00%  100.00%    100.00%
520-539                              6       639,001.50        0.65      9.317        529    106,500     78.08   100.00     100.00
540-559                              4       655,689.01        0.67      9.024        551    163,922     76.37    33.89      74.42
560-579                             11     1,875,910.23        1.92      8.179        565    170,537     74.90    62.30      78.80
580-599                             17     3,501,250.41        3.58      8.399        591    205,956     70.55    25.99      95.64
600-619                             51     7,577,203.64        7.74      8.961        610    148,573     85.08    46.14      97.55
620-639                            110    15,681,764.16       16.03      9.035        630    142,561     88.61    28.12      96.85
640-659                            126    18,891,135.50       19.30      9.074        648    149,930     90.76    12.52      94.02
660-679                            107    17,746,178.08       18.13      8.710        668    165,852     90.39    19.01      92.99
680-699                             77    11,437,091.84       11.69      8.825        688    148,534     90.33     8.60      93.10
700-719                             54     6,498,828.46        6.64      8.740        710    120,349     88.95     9.81      91.80
720-739                             44     5,165,106.88        5.28      8.760        729    117,389     90.71    22.47      93.42
740 & Above                         57     7,991,730.68        8.17      8.841        765    140,206     91.67     7.18      98.11
N/A                                  1        59,264.92        0.06      7.875     N/A        59,265     75.00     0.00     100.00
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                              666   $97,857,660.30      100.00%     8.863%       663   $146,933     88.58%   20.52%     94.29%
============================  ========  ===============  ==========   ========   ========  =========  ========   ======   ========

                                                   DISTRIBUTION BY LIEN POSITION
                               NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                                 OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE    ORIG.      FULL      PCT.
                              MORTGAGE      BALANCE       BY AGG.       AVG.       AVG.    PRINCIPAL   TOTAL      DOC.     OWNER
LIENS POSITION                 LOANS      OUTSTANDING    PRIN. BAL.    COUPON      FICO     BALANCE   POOL LTV    LOAN    OCCUPIED
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
First                              447    80,291,720.65       82.05%     8.307%       662   $179,624     86.31%   16.86%     93.15%
Second                             219    17,565,939.65       17.95     11.406        671     80,210     99.00    37.25      99.50
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                              666   $97,857,660.30      100.00%     8.863%       663   $146,933     88.58%   20.52%     94.29%
============================  ========  ===============  ==========   ========   ========  =========  ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               NOVEMBER 15, 2002

                                                   DISTRIBUTION BY TOTAL POOL LTV
                               NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                                 OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE    ORIG.      FULL      PCT.
                              MORTGAGE      BALANCE       BY AGG.       AVG.       AVG.    PRINCIPAL   TOTAL      DOC.     OWNER
TOTAL POOL LTV                 LOANS      OUTSTANDING    PRIN. BAL.    COUPON      FICO     BALANCE   POOL LTV    LOAN    OCCUPIED
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
Below 40.00%                         4      $277,687.98        0.28%     7.987%       593    $69,422     25.21%   82.04%    100.00%
40 - 49.99%                          6       576,242.38        0.59      8.311        641     96,040     47.36    16.08      90.85
50 - 59.99%                         11     2,643,025.95        2.70      7.863        642    240,275     55.71    19.58     100.00
60 - 69.99%                         21     3,108,575.74        3.18      8.116        649    148,027     65.76    27.05      91.78
70 - 79.99%                         58    12,753,244.07       13.03      8.076        648    219,884     74.90    13.47      84.43
80 - 84.99%                         53     9,239,208.61        9.44      8.182        645    174,325     80.46    20.98      83.97
85 - 89.99%                         34     6,130,404.99        6.26      8.404        648    180,306     87.25    19.73      94.96
90 - 94.99%                        109    18,844,317.60       19.26      8.556        667    172,884     91.89    18.40      92.49
95 - 100.00%                       370    44,284,952.98       45.25      9.552        675    119,689     97.49    22.73      99.80
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                              666   $97,857,660.30      100.00%     8.863%       663   $146,933     88.58%   20.52%     94.29%
============================  ========  ===============  ==========   ========   ========  =========  ========   ======   ========

                                             DISTRIBUTION BY PRIMARY MORTGAGE INSURANCE
                               NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                                 OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE    ORIG.      FULL      PCT.
                              MORTGAGE      BALANCE       BY AGG.       AVG.       AVG.    PRINCIPAL   TOTAL      DOC.     OWNER
PRIMARY MORTGAGE INSURANCE     LOANS      OUTSTANDING    PRIN. BAL.    COUPON      FICO     BALANCE   POOL LTV    LOAN    OCCUPIED
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
Radian                             182   $31,575,577.63       32.27%     8.631%       672   $173,492     93.18%    4.42%     96.29%
MGIC                                43     6,328,077.10        6.47      8.568        678    147,165     92.85     0.00      98.23
Republic                             4       445,904.84        0.46      8.499        689    111,476     91.97    18.72      81.28
N/A                                437    59,508,100.73       60.81      9.021        657    136,174     85.66    31.25      92.91
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                              666   $97,857,660.30      100.00%     8.863%       663   $146,933     88.58%   20.52%     94.29%
============================  ========  ===============  ==========   ========   ========  =========  ========   ======   ========

                                                   DISTRIBUTION BY DOCUMENTATION
                               NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                                 OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE    ORIG.      FULL      PCT.
                              MORTGAGE      BALANCE       BY AGG.       AVG.       AVG.    PRINCIPAL   TOTAL      DOC.     OWNER
DOCUMENTATION                  LOANS      OUTSTANDING    PRIN. BAL.    COUPON      FICO     BALANCE   POOL LTV    LOAN    OCCUPIED
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
NI/NA                              230   $38,152,752.06       38.99%     8.641%       673   $165,882     89.31%    0.00%     96.03%
Stated                             222    31,508,372.23       32.20      9.049        671    141,930     87.50     0.00      94.72
Full                               160    20,079,396.33       20.52      9.044        639    125,496     89.37   100.00      94.29
Limited                             54     8,117,139.68        8.29      8.744        650    150,317     87.41     0.00      84.50
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                              666   $97,857,660.30      100.00%     8.863%       663   $146,933     88.58%   20.52%     94.29%
============================  ========  ===============  ==========   ========   ========  =========  ========   ======   ========

                                                    DISTRIBUTION BY LOAN PURPOSE
                               NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                                 OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE    ORIG.      FULL      PCT.
                              MORTGAGE      BALANCE       BY AGG.       AVG.       AVG.    PRINCIPAL   TOTAL      DOC.     OWNER
LOAN PURPOSE                   LOANS      OUTSTANDING    PRIN. BAL.    COUPON      FICO     BALANCE   POOL LTV    LOAN    OCCUPIED
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
Purchase                           457   $62,328,914.96       63.69%     9.075%       676   $136,387     92.77%   15.09%     96.14%
Cashout Refi                       171    29,932,879.24       30.59      8.497        640    175,046     80.93    31.42      90.14
Rate/Term Refi                      38     5,595,866.10        5.72      8.472        653    147,260     82.91    22.62      95.93
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                              666   $97,857,660.30      100.00%     8.863%       663   $146,933     88.58%   20.52%     94.29%
============================  ========  ===============  ==========   ========   ========  =========  ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               NOVEMBER 15, 2002

                                                  DISTRIBUTION BY OCCUPANCY STATUS
                               NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                                 OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE    ORIG.      FULL      PCT.
                              MORTGAGE      BALANCE       BY AGG.       AVG.       AVG.    PRINCIPAL   TOTAL      DOC.     OWNER
OCCUPANCY STATUS               LOANS      OUTSTANDING    PRIN. BAL.    COUPON      FICO     BALANCE   POOL LTV    LOAN    OCCUPIED
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
Owner Occupied                     621   $92,273,036.23       94.29%     8.889%       664   $148,588     89.10%   20.52%    100.00%
Non Owner                           39     4,646,137.46        4.75      8.487        661    119,132     79.88    24.70       0.00
Second Home                          6       938,486.61        0.96      8.217        653    156,414     80.85     0.00       0.00
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                              666   $97,857,660.30      100.00%     8.863%       663   $146,933     88.58%   20.52%     94.29%
============================  ========  ===============  ==========   ========   ========  =========  ========   ======   ========

                                                   DISTRIBUTION BY PROPERTY TYPE
                               NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                                 OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE    ORIG.      FULL      PCT.
                              MORTGAGE      BALANCE       BY AGG.       AVG.       AVG.    PRINCIPAL   TOTAL      DOC.     OWNER
PROPERTY TYPE                  LOANS      OUTSTANDING    PRIN. BAL.    COUPON      FICO     BALANCE   POOL LTV    LOAN    OCCUPIED
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
Single Family                      454   $61,734,826.62       63.09%     8.897%       662   $135,980     88.90%   23.58%     95.18%
2-4 Family                          68    17,053,364.08       17.43      8.507        666    250,785     85.30    11.39      86.94
PUD                                101    15,085,469.73       15.42      8.949        664    149,361     89.59    18.64      98.19
Condo                               41     3,883,521.07        3.97      9.560        674     94,720     94.93    18.47      97.18
Man. Housing                         2       100,478.80        0.10      8.672        605     50,239     55.01    50.65     100.00
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                              666   $97,857,660.30      100.00%     8.863%       663   $146,933     88.58%   20.52%     94.29%
============================  ========  ===============  ==========   ========   ========  =========  ========   ======   ========

                                                       DISTRIBUTION BY STATE
                               NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                                 OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE    ORIG.      FULL      PCT.
                              MORTGAGE      BALANCE       BY AGG.       AVG.       AVG.    PRINCIPAL   TOTAL      DOC.     OWNER
STATE                          LOANS      OUTSTANDING    PRIN. BAL.    COUPON      FICO     BALANCE   POOL LTV    LOAN    OCCUPIED
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
California - South                 162   $20,544,558.53       20.99%     9.576%       669   $126,818     91.96%   37.89%     94.90%
New York                            49    11,795,307.17       12.05      8.525        664    240,721     85.19     9.68      97.46
Illinois                            41     8,027,407.49        8.20      8.595        673    195,790     87.91     3.64      97.41
California - North                  60     7,242,987.26        7.40      9.313        663    120,716     90.52    38.14      91.95
New Jersey                          32     6,674,596.64        6.82      8.768        661    208,581     90.39    16.95      89.91
Florida                             41     5,906,437.07        6.04      8.658        655    144,059     88.39    14.48      89.13
Arizona                             35     5,660,351.07        5.78      8.412        673    161,724     83.83     5.41     100.00
Massachusetts                       15     3,866,746.48        3.95      8.187        650    257,783     83.18    25.07      90.94
Virginia                            17     3,613,982.33        3.69      8.244        647    212,587     84.49     5.85      98.61
Texas                               32     3,236,651.31        3.31      9.016        672    101,145     90.15    12.62      92.75
Georgia                             25     3,196,344.31        3.27      8.504        664    127,854     90.27    11.42      89.05
All Others                         157    18,092,290.64       18.49      8.763        657    115,238     88.77    21.29      93.67
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                              666   $97,857,660.30      100.00%     8.863%       663   $146,933     88.58%   20.52%     94.29%
============================  ========  ===============  ==========   ========   ========  =========  ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               NOVEMBER 15, 2002

                                                     DISTRIBUTION BY ZIP CODES
                               NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                                 OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE    ORIG.      FULL      PCT.
                              MORTGAGE      BALANCE       BY AGG.       AVG.       AVG.    PRINCIPAL   TOTAL      DOC.     OWNER
ZIP CODES                      LOANS      OUTSTANDING    PRIN. BAL.    COUPON      FICO     BALANCE   POOL LTV    LOAN    OCCUPIED
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
11368                                3      $992,554.73        1.01%     8.647%       644   $330,852     87.74%    0.00%    100.00%
93422                                2       803,349.97        0.82      8.251        664    401,675    100.00   100.00     100.00
60639                                3       795,467.94        0.81      8.753        661    265,156     92.99     0.00     100.00
90631                                3       785,431.00        0.80      9.077        721    261,810    100.00     0.00     100.00
70110                                3       736,448.64        0.75      8.797        681    245,483     95.00     0.00     100.00
90027                                1       679,060.99        0.69      7.875        610    679,061     80.00   100.00     100.00
11221                                2       667,344.44        0.68      8.461        723    333,672     83.27     0.00      55.15
11238                                1       648,448.36        0.66      8.625        647    648,448     76.92     0.00     100.00
20833                                1       648,324.90        0.66      8.250        585    648,325     54.17     0.00     100.00
85219                                1       648,052.27        0.66      7.500        716    648,052     56.52     0.00     100.00
All Others                         646    90,453,177.06       92.43      8.897        663    140,020     88.97    20.56      94.16
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                              666   $97,857,660.30      100.00%     8.863%       663   $146,933     88.58%   20.52%     94.29%
============================  ========  ===============  ==========   ========   ========  =========  ========   ======   ========

                                            DISTRIBUTION BY REMAINING MONTHS TO MATURITY
                               NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                                 OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE    ORIG.      FULL      PCT.
                              MORTGAGE      BALANCE       BY AGG.       AVG.       AVG.    PRINCIPAL   TOTAL      DOC.     OWNER
REMAINING MONTHS TO MATURITY   LOANS      OUTSTANDING    PRIN. BAL.    COUPON      FICO     BALANCE   POOL LTV    LOAN    OCCUPIED
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
0 - 180                            282   $27,471,474.93       28.07%    10.353%       665    $97,417     93.12%   26.59%     96.88%
181 - 240                            2       223,710.49        0.23      8.026        593    111,855     65.24    35.65     100.00
241 - 360                          382    70,162,474.88       71.70      8.283        663    183,671     86.88    18.09      93.26
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                              666   $97,857,660.30      100.00%     8.863%       663   $146,933     88.58%   20.52%     94.29%
============================  ========  ===============  ==========   ========   ========  =========  ========   ======   ========

                                                 DISTRIBUTION BY AMORTIZATION TYPE
                               NUMBER      AGGREGATE      PCT. OF                                     WEIGHTED    PCT.
                                 OF        PRINCIPAL     MORT. POOL   WEIGHTED   WEIGHTED   AVERAGE    ORIG.      FULL      PCT.
                              MORTGAGE      BALANCE       BY AGG.       AVG.       AVG.    PRINCIPAL   TOTAL      DOC.     OWNER
AMORTIZATION TYPE              LOANS      OUTSTANDING    PRIN. BAL.    COUPON      FICO     BALANCE   POOL LTV    LOAN    OCCUPIED
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
Fixed Rate                         408   $72,713,079.60       74.30%     8.283%       662   $178,218     86.27%   18.19%     93.00%
Fixed Balloon                      258    25,144,580.70       25.70     10.543        668     97,460     95.29    27.26      98.03
----------------------------  --------  ---------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                              666   $97,857,660.30      100.00%     8.863%       663   $146,933     88.58%   20.52%     94.29%
============================  ========  ===============  ==========   ========   ========  =========  ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               NOVEMBER 15, 2002

GROUP I LOAN CAP, GROUP II LOAN CAP AND WAC CAP. The information in the following table has been prepared in accordance with the following (i) six-month LIBOR remains constant at 20.00%, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.

          DISTRIBUTION DATE                           DISTRIBUTION DATE
        GROUP I LOAN CAP (%)                        GROUP I LOAN CAP (%)
        GROUP II LOAN CAP (%)                       GROUP II LOAN CAP (%)
             WAC CAP (%)                                 WAC CAP (%)
------------------------------------        ------------------------------------

               Dec-02                                      Jan-07
               7.8832                                      11.2982
               7.8830                                      9.2517
               7.8831                                      10.3975

               Jan-03                                      Feb-07
               7.3945                                      12.8550
               7.3946                                      10.5248
               7.3946                                      11.8289

               Feb-03                                      Mar-07
               7.8916                                      13.3126
               7.8918                                      10.8975
               7.8917                                      12.2484

               Mar-03                                      Apr-07
               8.4594                                      12.8077
               8.4597                                      10.2303
               8.4596                                      11.6713

               Apr-03                                      May-07
               7.4054                                      12.8059
               7.4057                                      10.2269
               7.4055                                      11.6681

               May-03                                      Jun-07
               8.1749                                      13.2310
               8.1752                                      10.5643
               8.1750                                      12.0537

               Jun-03                                      Jul-07
               7.6504                                      13.2292
               7.6506                                      10.5608
               7.6505                                      12.0505

               Jul-03                                      Aug-07
               7.6530                                      12.8007
               7.6532                                      10.2168
               7.6531                                      11.6586

               Aug-03                                      Sep-07
               7.9104                                      12.7989
               7.9106                                      10.2134
               7.9105                                      11.6554

               Sep-03                                      Oct-07
               7.1931                                      12.4179
               7.1933                                      9.9003
               7.1932                                      11.3037

               Oct-03                                      Nov-07
               8.4794                                      13.7006
               8.4795                                      10.9209
               8.4795                                      12.4697

               Nov-03                                      Dec-07
               7.6601                                      13.2421
               7.6601                                      10.5534
               7.6601                                      12.0508


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               NOVEMBER 15, 2002

               Dec-03                                      Jan-08
               7.4216                                      12.0366
               7.4216                                      9.5909
               7.4216                                      10.9523

               Jan-04                                      Feb-08
               8.1904                                      13.6950
               8.1903                                      10.9102
               8.1904                                      12.4596

               Feb-04                                      Mar-08
               7.6629                                      13.6931
               7.6628                                      10.9066
               7.6629                                      12.4562

               Mar-04                                      Apr-08
               7.6638                                      12.4077
               7.6637                                      9.8809
               7.6638                                      11.2854

               Apr-04                                      May-08
               8.1933                                      13.6894
               8.1932                                      10.8996
               8.1933                                      12.4494

               May-04                                      Jun-08
               7.9212                                      12.8044
               7.9210                                      10.1931
               7.9211                                      11.6431

               Jun-04                                      Jul-08
               7.4270                                      12.8027
               7.4268                                      10.1898
               7.4269                                      11.6400

               Jul-04                                      Aug-08
               8.1963                                      13.2276
               8.1960                                      10.5261
               8.1962                                      12.0247

               Aug-04                                      Sep-08
               7.6685                                      12.0234
               7.6682                                      9.5661
               7.6683                                      10.9286

               Sep-04                                      Oct-08
               7.6694                                      14.1685
               7.6691                                      11.2707
               7.6693                                      12.8767

               Oct-04                                      Nov-08
               9.0999                                      12.7957
               8.5273                                      10.1768
               8.8525                                      11.6275

               Nov-04                                      Dec-08
               8.2729                                      12.3941
               7.7519                                      9.8556
               8.0476                                      11.2611

               Dec-04                                      Jan-09
               9.7505                                      13.6744
               9.1359                                      10.8717
               9.4846                                      12.4227

               Jan-05                                      Feb-09
               8.8072                                      12.7904
               8.2516                                      10.1671
               8.5666                                      11.6182


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               NOVEMBER 15, 2002

               Feb-05                                      Mar-09
               8.2737                                      14.1589
               7.7513                                      11.2528
               8.0473                                      12.8595

               Mar-05                                      Apr-09
               10.1126                                     12.7869
               9.4735                                      10.1607
               9.8355                                      11.6120

               Apr-05                                      May-09
               9.8820                                      13.2114
               8.9226                                      10.4960
               9.4657                                      11.9958

               May-05                                      Jun-09
               9.8819                                      12.0087
               8.9217                                      9.5389
               9.4650                                      10.9024

               Jun-05                                      Jul-09
               9.5630                                      14.1512
               8.6330                                      11.2387
               9.1589                                      12.8459

               Jul-05                                      Aug-09
               9.8817                                      12.7800
               8.9199                                      10.1479
               9.4635                                      11.5997

               Aug-05                                      Sep-09
               8.9833                                      12.3789
               8.1082                                      9.8278
               8.6025                                      11.2342

               Sep-05                                      Oct-09
               10.2223                                     13.6577
               9.2256                                      10.8411
               9.7883                                      12.3931

               Oct-05                                      Nov-09
               10.8004                                     12.7748
               9.3868                                      10.1385
               10.1844                                     11.5905

               Nov-05                                      Dec-09
               10.1248                                     12.7731
               8.7985                                      10.1354
               9.5465                                      11.5874

               Dec-05                                      Jan-10
               11.1716                                     13.1971
               9.7069                                      10.4700
               10.5325                                     11.9705

               Jan-06                                      Feb-10
               10.4502                                     11.9957
               9.0790                                      9.5152
               9.8515                                      10.8795

               Feb-06                                      Mar-10
               10.1231                                     14.1359
               8.7937                                      11.2110
               9.5422                                      12.8189

               Mar-06                                      Apr-10
               11.9970                                     13.6466
               10.4202                                     10.8211
               11.3076                                     12.3736

               Apr-06                                      May-10
               11.2441                                     13.1900
               9.4744                                      10.4572
               10.4698                                     11.9580


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               NOVEMBER 15, 2002

               May-06                                      Jun-10
               10.8917                                     12.3639
               9.1762                                      9.8006
               10.1406                                     11.2077

               Jun-06                                      Jul-10
               12.0174                                     13.6411
               10.1230                                     10.8112
               11.1875                                     12.3639

               Jul-06                                      Aug-10
               11.6158                                     12.7594
               9.7832                                      10.1107
               10.8124                                     11.5633

               Aug-06                                      Sep-10
               10.8888                                     12.7577
               9.1696                                      10.1076
               10.1346                                     11.5603

               Sep-06                                      Oct-10
               11.6137                                     13.1812
               9.7785                                      10.4414
               10.8081                                     11.9425

               Oct-06                                      Nov-10
               12.4323                                     11.9813
               10.1857                                     9.4894
               11.4455                                     10.8540

               Nov-06                                      Dec-10
               12.0299                                     14.1189
               9.8543                                      11.1806
               11.0736                                     12.7890

               Dec-06                                      Jan-11
               12.4294                                     12.7509
               10.1798                                     10.0956
               11.4400                                     11.5484


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               NOVEMBER 15, 2002

          DISTRIBUTION DATE                           DISTRIBUTION DATE
        GROUP I LOAN CAP (%)                        GROUP I LOAN CAP (%)
        GROUP II LOAN CAP (%)                       GROUP II LOAN CAP (%)
             WAC CAP (%)                                 WAC CAP (%)
------------------------------------        ------------------------------------

               Feb-11                                      Nov-15
               11.9765                                     12.6610
               9.4809                                      9.9405
               10.8457                                     11.3909

               Mar-11                                      Dec-15
               14.6360                                     12.6596
               11.5843                                     9.9382
               13.2524                                     11.3885

               Apr-11                                      Jan-16
               13.1707                                     13.0802
               10.4228                                     10.2671
               11.9242                                     11.7657

               May-11                                      Feb-16
               13.1690                                     11.8899
               10.4198                                     9.3316
               11.9211                                     10.6938

               Jun-11                                      Mar-16
               12.7425                                     14.0116
               10.0807                                     10.9955
               11.5336                                     12.6008

               Jul-11                                      Apr-16
               13.1655                                     13.0761
               10.4137                                     10.2601
               11.9151                                     11.7583

               Aug-11                                      May-16
               11.9671                                     13.0748
               9.4642                                      10.2578
               10.8291                                     11.7559

               Sep-11                                      Jun-16
               13.6159                                     12.6517
               10.7665                                     9.9247
               12.3197                                     11.3744

               Oct-11                                      Jul-16
               13.1604                                     13.0721
               10.4046                                     10.2532
               11.9060                                     11.7511

               Nov-11                                      Aug-16
               12.3362                                     11.8825
               9.7515                                      9.3190
               11.1591                                     10.6807

               Dec-11                                      Sep-16
               13.6106                                     13.5202
               10.7572                                     10.6021
               12.3104                                     12.1515

               Jan-12                                      Oct-16
               12.7309                                     13.0682
               10.0603                                     10.2465
               11.5133                                     11.7441

               Feb-12                                      Nov-16
               12.3314                                     12.2502
               9.7432                                      9.6040
               11.1507                                     11.0079


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               NOVEMBER 15, 2002

               Mar-12                                      Dec-16
               14.0913                                     13.5162
               11.1319                                     10.5952
               12.7405                                     12.1442

               Apr-12                                      Jan-17
               12.7260                                     12.6429
               10.0518                                     9.9095
               11.5047                                     11.3585

               May-12                                      Feb-17
               12.7243                                     12.2467
               10.0489                                     9.5978
               11.5019                                     11.0014

               Jun-12                                      Mar-17
               13.1468                                     14.5132
               10.3810                                     11.3728
               11.8823                                     13.0362

               Jul-12                                      Apr-17
               13.1451                                     12.6393
               10.3781                                     9.9033
               11.8794                                     11.3520

               Aug-12                                      May-17
               12.7195                                     12.2432
               10.0405                                     9.5918
               11.4934                                     10.9951

               Sep-12                                      Jun-17
               12.7179                                     13.5085
               10.0377                                     10.5819
               11.4906                                     12.1303

               Oct-12                                      Jul-17
               12.3189                                     13.0571
               9.7213                                      10.2271
               11.1288                                     11.7237

               Nov-12                                      Aug-17
               13.5915                                     12.2399
               10.7240                                     9.6398
               12.2770                                     11.0353

               Dec-12                                      Sep-17
               13.1368                                     13.0874
               10.3637                                     10.3029
               11.8649                                     11.8626

               Jan-13                                      Oct-17
               11.9411                                     13.3019
               9.4190                                      10.2617
               10.7837                                     11.9265

               Feb-13                                      Nov-17
               13.5864                                     12.8713
               10.7152                                     9.9277
               12.2681                                     11.5390

               Mar-13                                      Dec-17
               14.0699                                     13.2989
               11.0949                                     10.2555
               12.7032                                     11.9207

               Apr-13                                      Jan-18
               11.9366                                     12.0885
               9.4113                                      9.3204
               10.7759                                     10.8344

               May-13                                      Feb-18
               14.0664                                     13.7544
               11.0889                                     10.6028
               12.6971                                     12.3258


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               NOVEMBER 15, 2002

               Jun-13                                      Mar-18
               12.7036                                     14.2440
               10.0131                                     10.9783
               11.4656                                     12.7629

               Jul-13                                      Apr-18
               12.3051                                     12.8641
               9.6976                                      9.9129
               11.1047                                     11.5250

               Aug-13                                      May-18
               13.5763                                     12.8627
               10.6980                                     9.9100
               12.2506                                     11.5223

               Sep-13                                      Jun-18
               12.6989                                     13.2900
               10.0051                                     10.2373
               11.4575                                     11.9035

               Oct-13                                      Jul-18
               12.6974                                     13.2885
               10.0025                                     10.2343
               11.4548                                     11.9007

               Nov-13                                      Aug-18
               13.1190                                     12.8584
               10.3332                                     9.9013
               11.8338                                     11.5140

               Dec-13                                      Sep-18
               13.1174                                     12.8570
               10.3305                                     9.8984
               11.8311                                     11.5113

               Jan-14                                      Oct-18
               12.2961                                     12.4539
               9.6823                                      9.5864
               11.0891                                     11.1489

               Feb-14                                      Nov-18
               13.1143                                     13.7407
               10.3251                                     10.5750
               11.8256                                     12.2994

               Mar-14                                      Dec-18
               14.0493                                     13.2812
               11.0598                                     10.2196
               12.6673                                     11.8866

               Apr-14                                      Jan-19
               12.2917                                     12.0725
               9.6748                                      9.2879
               11.0814                                     10.8035

               May-14                                      Feb-19
               13.5617                                     13.7362
               10.6729                                     10.5659
               12.2249                                     12.2907

               Jun-14                                      Mar-19
               12.6852                                     14.2252
               9.9818                                      10.9402
               11.4336                                     12.7267

               Jul-14                                      Apr-19
               12.6837                                     12.0685
               9.9793                                      9.2800
               11.4310                                     10.7959


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               NOVEMBER 15, 2002

               Aug-14                                      May-19
               13.1050                                     14.2221
               10.3093                                     10.9340
               11.8093                                     12.7208

               Sep-14                                      Jun-19
               11.9123                                     12.8444
               9.3697                                      9.8731
               10.7333                                     11.4871

               Oct-14                                      Jul-19
               14.0378                                     12.4416
               11.0401                                     9.5619
               12.6472                                     11.1256

               Nov-14                                      Aug-19
               12.6779                                     13.7272
               9.9693                                      10.5482
               11.4207                                     12.2737

               Dec-14                                      Sep-19
               12.2803                                     12.8402
               9.6553                                      9.8649
               11.0613                                     11.4792

               Jan-15                                      Oct-19
               13.5491                                     12.8388
               10.6515                                     9.8622
               12.2029                                     11.4766

               Feb-15                                      Nov-19
               12.6735                                     13.2653
               9.9619                                      10.1881
               11.4131                                     11.8564

               Mar-15                                      Dec-19
               14.0298                                     13.2639
               11.0266                                     10.1853
               12.6331                                     11.8538

               Apr-15                                      Jan-20
               12.6707                                     12.4336
               9.9571                                      9.5462
               11.4081                                     11.1104

               May-15                                      Feb-20
               13.0916                                     13.2611
               10.2865                                     10.1798
               11.7858                                     11.8484

               Jun-15                                      Mar-20
               11.9001                                     13.7169
               9.3491                                      10.5280
               10.7120                                     12.2542

               Jul-15                                      Apr-20
               14.0236                                     12.8306
               11.0159                                     9.8461
               12.6221                                     11.4611

               Aug-15                                      May-20
               12.6651                                     13.2569
               9.9475                                      10.1716
               11.3982                                     11.8405

               Sep-15                                      Jun-20
               12.2680                                     12.0504
               9.6344                                      9.2445
               11.0396                                     10.7617

               Oct-15                                      Jul-20
               13.5356                                     14.2008
               10.6286                                     10.8924
               12.1791                                     12.6806


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               NOVEMBER 15, 2002

          DISTRIBUTION DATE                           DISTRIBUTION DATE
        GROUP I LOAN CAP (%)                        GROUP I LOAN CAP (%)
        GROUP II LOAN CAP (%)                       GROUP II LOAN CAP (%)
             WAC CAP (%)                                 WAC CAP (%)
------------------------------------        ------------------------------------

               Aug-20                                      May-25
               12.8251                                     13.6353
               9.8357                                      10.3784
               11.4509                                     12.1063

               Sep-20                                      Jun-25
               12.4230                                     12.7545
               9.5258                                      9.7070
               11.0907                                     11.3235

               Oct-20                                      Jul-25
               13.7067                                     12.7534
               10.5085                                     9.7052
               12.2353                                     11.3217

               Nov-20                                      Aug-25
               12.8211                                     13.1775
               9.8280                                      10.0269
               11.4434                                     11.6972

               Dec-20                                      Sep-25
               12.8198                                     11.9786
               9.8254                                      9.1137
               11.4410                                     10.6322

               Jan-21                                      Oct-25
               13.2457                                     14.1165
               10.1503                                     10.7393
               11.8198                                     12.5289

               Feb-21                                      Nov-25
               12.0403                                     12.7494
               9.2252                                      9.6983
               10.7429                                     11.3147

               Mar-21                                      Dec-25
               14.1889                                     12.3501
               10.8698                                     9.3936
               12.6586                                     10.9595

               Apr-21                                      Jan-26
               13.6982                                     13.6265
               10.4923                                     10.3635
               12.2195                                     12.0914

               May-21                                      Feb-26
               13.2402                                     12.7465
               10.1400                                     9.6934
               11.8097                                     11.3096

               Jun-21                                      Mar-26
               12.4115                                     14.1111
               9.5039                                      10.7301
               11.0692                                     12.5196

               Jul-21                                      Apr-26
               13.6940                                     12.7444
               10.4844                                     9.6902
               12.2117                                     11.3064

               Aug-21                                      May-26
               12.8092                                     13.1683
               9.8056                                      10.0116
               11.4215                                     11.6816


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               NOVEMBER 15, 2002

               Sep-21                                      Jun-26
               12.8079                                     11.9703
               9.8031                                      9.1000
               11.4191                                     10.6182

               Oct-21                                      Jul-26
               13.2335                                     14.1069
               10.1274                                     10.7232
               11.7973                                     12.5126

               Nov-21                                      Aug-26
               12.0292                                     12.7408
               9.2045                                      9.6840
               10.7226                                     11.3002

               Dec-21                                      Sep-26
               14.1759                                     12.3417
               10.8455                                     9.3800
               12.6348                                     10.9456

               Jan-22                                      Oct-26
               12.8027                                     13.6174
               9.7936                                      10.3488
               11.4097                                     12.0763

               Feb-22                                      Nov-26
               12.0256                                     12.7381
               9.1978                                      9.6796
               10.7160                                     11.2957

               Mar-22                                      Dec-26
               14.6965                                     12.7371
               11.2391                                     9.6782
               13.0947                                     11.2943

               Apr-22                                      Jan-27
               13.2255                                     13.1608
               10.1128                                     9.9995
               11.7829                                     11.6694

               May-22                                      Feb-27
               13.2242                                     11.9636
               10.1104                                     9.0893
               11.7805                                     10.6072

               Jun-22                                      Mar-27
               12.7964                                     14.0990
               9.7819                                      10.7106
               11.3982                                     12.4998

               Jul-22                                      Apr-27
               13.2216                                     13.6120
               10.1057                                     10.3400
               11.7758                                     12.0674

               Aug-22                                      May-27
               12.0185                                     13.1574
               9.1848                                      9.9941
               10.7032                                     11.6639

               Sep-22                                      Jun-27
               13.6749                                     12.3343
               10.4493                                     9.3683
               12.1771                                     10.9337

               Oct-22                                      Jul-27
               13.2178                                     13.6094
               10.0986                                     10.3362
               11.7688                                     12.0634

               Nov-22                                      Aug-27
               12.3905                                     12.7304
               9.4652                                      9.6682
               11.0311                                     11.2840


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               NOVEMBER 15, 2002

               Dec-22                                      Sep-27
               13.6709                                     12.7296
               10.4419                                     9.6670
               12.1698                                     11.2829

               Jan-23                                      Oct-27
               12.7877                                     13.1533
               9.7660                                      9.9882
               11.3824                                     11.6578

               Feb-23                                      Nov-27
               12.3869                                     11.9568
               9.4586                                      9.0792
               11.0246                                     10.5969

               Mar-23                                      Dec-27
               14.6793                                     14.0911
               11.2077                                     10.6992
               13.0636                                     12.4882

               Apr-23                                      Jan-28
               12.7840                                     12.7267
               9.7593                                      9.6629
               11.3758                                     11.2785

               May-23                                      Feb-28
               12.3833                                     11.9550
               9.4522                                      9.0762
               11.0181                                     10.5941

               Jun-23                                      Mar-28
               13.6631                                     14.6108
               10.4277                                     11.0922
               12.1556                                     12.9473

               Jul-23                                      Apr-28
               13.2064                                     12.7249
               10.0778                                     9.6602
               11.7482                                     11.2759

               Aug-23                                      May-28
               12.3799                                     12.3266
               9.4458                                      9.3578
               11.0119                                     10.9225

               Sep-23                                      Jun-28
               13.2039                                     13.6011
               10.0734                                     10.3247
               11.7438                                     12.0517

               Oct-23                                      Jul-28
               13.2027                                     13.1471
               10.0711                                     9.9799
               11.7416                                     11.6492

               Nov-23                                      Aug-28
               12.7757                                     12.3250
               9.7442                                      9.3558
               11.3607                                     10.9205

               Dec-23                                      Sep-28
               13.2003                                     13.1461
               10.0668                                     9.9788
               11.7372                                     11.6478

               Jan-24                                      Oct-28
               11.9992                                     13.1453
               9.1496                                      9.9782
               10.6683                                     11.6473


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               NOVEMBER 15, 2002

               Feb-24                                      Nov-28
               13.6530                                     12.7210
               10.4094                                     9.6556
               12.1375                                     11.2711

               Mar-24                                      Dec-28
               13.6518                                     13.1446
               10.4072                                     9.9776
               12.1353                                     11.6463

               Apr-24                                      Jan-29
               11.9960                                     11.9492
               9.1439                                      9.0702
               10.6625                                     10.5872

               May-24                                      Feb-29
               14.1368                                     13.5968
               10.7745                                     10.3209
               12.5642                                     12.0474

               Jun-24                                      Mar-29
               12.7676                                     14.0818
               9.7297                                      10.6894
               11.3464                                     12.4774

               Jul-24                                      Apr-29
               12.3675                                     12.7190
               9.4238                                      9.6549
               10.9898                                     11.2696

               Aug-24                                      May-29
               13.6457                                     12.7187
               10.3966                                     9.6547
               12.1246                                     11.2695

               Sep-24                                      Jun-29
               12.7642                                     13.1422
               9.7238                                      9.9766
               11.3404                                     11.6455

               Oct-24                                      Jul-29
               12.7631                                     13.1421
               9.7219                                      9.9766
               11.3385                                     11.6456

               Nov-24                                      Aug-29
               13.1874                                     12.7176
               10.0439                                     9.6551
               11.7144                                     11.2700

               Dec-24                                      Sep-29
               13.1863                                     12.7180
               10.0420                                     9.6554
               11.7124                                     11.2706

               Jan-25                                      Oct-29
               12.3611                                     12.3201
               9.4125                                      9.3545
               10.9786                                     10.9188

               Feb-25                                      Nov-29
               13.1841                                     13.5948
               10.0381                                     10.3231
               11.7085                                     12.0492

               Mar-25                                      Dec-29
               14.1246                                     13.1414
               10.7531                                     9.9795
               12.5427                                     11.6481

               Apr-25                                      Jan-30
               12.3580                                     11.9467
               9.4071                                      9.0737
               10.9731                                     10.5902


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               NOVEMBER 15, 2002

          DISTRIBUTION DATE                           DISTRIBUTION DATE
        GROUP I LOAN CAP (%)                        GROUP I LOAN CAP (%)
        GROUP II LOAN CAP (%)                       GROUP II LOAN CAP (%)
             WAC CAP (%)                                 WAC CAP (%)
------------------------------------        ------------------------------------

               Feb-30                                      Jun-31
               13.5944                                     12.7390
               10.3263                                     9.7316
               12.0520                                     11.3424

               Mar-30                                      Jul-31
               14.0806                                     12.7413
               10.6962                                     9.7428
               12.4839                                     11.3524

               Apr-30                                      Aug-31
               11.9471                                     13.1715
               9.0770                                      10.0807
               10.5936                                     11.7441

               May-30                                      Sep-31
               14.0817                                     11.9807
               10.7009                                     9.1794
               12.4873                                     10.6915

               Jun-30                                      Oct-31
               12.7196                                     14.1273
               9.6671                                      10.8427
               11.2808                                     12.6194

               Jul-30                                      Nov-31
               12.3218                                     12.7677
               9.3663                                      9.8186
               10.9309                                     11.4203

               Aug-30                                      Dec-31
               13.5974                                     12.3794
               10.3384                                     9.5356
               12.0639                                     11.0908

               Sep-30                                      Jan-32
               12.7216                                     13.6728
               9.6754                                      10.5653
               11.2885                                     12.2757

               Oct-30                                      Feb-32
               12.7216                                     12.8060
               9.6775                                      9.9322
               11.2923                                     11.5272

               Nov-30                                      Mar-32
               13.1482                                     12.8213
               10.0047                                     10.0056
               11.6727                                     11.5853

               Dec-30                                      Apr-32
               13.1493                                     13.7350
               10.0086                                     10.7936
               11.6766                                     12.4687

               Jan-31                                      May-32
               12.3277                                     13.3186
               9.3890                                      10.6011
               10.9513                                     12.1825


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               NOVEMBER 15, 2002

               Feb-31                                      Jun-32
               13.1521                                     12.5362
               10.0198                                     10.1998
               11.6870                                     11.6067

               Mar-31                                      Jul-32
               14.0935                                     13.9444
               10.7428                                     11.5438
               12.5298                                     13.0288

               Apr-31                                      Aug-32
               12.3338                                     13.1637
               9.4093                                      11.5666
               10.9701                                     12.6240

               May-31
               13.6135
               10.3914
               12.1139


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               NOVEMBER 15, 2002

GROUP I LOAN CAP, EFFECTIVE GROUP II LOAN CAP AND EFFECTIVE WAC CAP. The Effective Group II Loan Cap (The Group II Loan Cap plus the purchased interest rate cap) and the Effective WAC Cap (the WAC Cap plus the purchased interest rate cap) are provided in the following table. The information in the following table has been prepared in accordance with (i) one- and six-month LIBOR remains constant at 20.00%, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.

          DISTRIBUTION DATE                           DISTRIBUTION DATE
        GROUP I LOAN CAP (%)                        GROUP I LOAN CAP (%)
     EFF. GROUP II LOAN CAP (%)                  EFF. GROUP II LOAN CAP (%)
          EFF. WAC CAP (%)                            EFF. WAC CAP (%)
------------------------------------        ------------------------------------

               Dec-02                                      Jan-07
               7.8832                                      11.2982
               12.7183                                     15.7666
               9.8943                                      13.2647

               Jan-03                                      Feb-07
               7.3945                                      12.8550
               13.5500                                     17.9467
               9.9656                                      15.0972

               Feb-03                                      Mar-07
               7.8916                                      13.3126
               14.5020                                     17.8485
               10.6634                                     15.3113

               Mar-03                                      Apr-07
               8.4594                                      12.8077
               14.8955                                     17.1892
               11.1679                                     14.7396

               Apr-03                                      May-07
               7.4054                                      12.8059
               13.6739                                     16.9687
               10.0521                                     14.6426

               May-03                                      Jun-07
               8.1749                                      13.2310
               14.9003                                     17.7710
               11.0231                                     15.2353

               Jun-03                                      Jul-07
               7.6504                                      13.2292
               14.1778                                     17.5427
               10.4223                                     15.1346

               Jul-03                                      Aug-07
               7.6530                                      12.8007
               13.9911                                     17.2063
               10.3510                                     14.7480

               Aug-03                                      Sep-07
               7.9104                                      12.7989
               14.6963                                     17.2106
               10.8051                                     14.7501


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               NOVEMBER 15, 2002

               Sep-03                                      Oct-07
               7.1931                                      12.4179
               13.3745                                     16.4672
               9.8346                                      14.2100

               Oct-03                                      Nov-07
               8.4794                                      13.7006
               15.5390                                    18.4168*
               11.5005                                    15.7891*

               Nov-03                                      Dec-07
               7.6601                                      13.2421
               14.2533                                     10.5534
               10.4847                                     12.0508

               Dec-03                                      Jan-08
               7.4216                                      12.0366
               13.6120                                     9.5909
               10.0757                                     10.9523

               Jan-04                                      Feb-08
               8.1904                                      13.6950
               15.2593                                     10.9102
               11.2235                                     12.4596

               Feb-04                                      Mar-08
               7.6629                                      13.6931
               14.2856                                     10.9066
               10.5067                                     12.4562

               Mar-04                                      Apr-08
               7.6638                                      12.4077
               13.8685                                     9.8809
               10.3301                                     11.2854

               Apr-04                                      May-08
               8.1933                                      13.6894
               15.2939                                     10.8996
               11.2470                                     12.4494

               May-04                                      Jun-08
               7.9212                                      12.8044
               14.5734                                     10.1931
               10.7842                                     11.6431

               Jun-04                                      Jul-08
               7.4270                                      12.8027
               13.8809                                     10.1898
               10.2068                                     11.6400

               Jul-04                                      Aug-08
               8.1963                                      13.2276
               15.0983                                     10.5261
               11.1714                                     12.0247

               Aug-04                                      Sep-08
               7.6685                                      12.0234
               14.3502                                     9.5661
               10.5508                                     10.9286

               Sep-04                                      Oct-08
               7.6694                                      14.1685
               14.3609                                     11.2707
               10.5582                                     12.8767


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               NOVEMBER 15, 2002

               Oct-04                                      Nov-08
               9.0999                                      12.7957
               15.2290                                     10.1768
               11.7479                                     11.6275

               Nov-04                                      Dec-08
               8.2729                                      12.3941
               14.0561                                     9.8556
               10.7733                                     11.2611

               Dec-04                                      Jan-09
               9.7505                                      13.6744
               16.3362                                     10.8717
               12.5999                                     12.4227

               Jan-05                                      Feb-09
               8.8072                                      12.7904
               14.9811                                     10.1671
               11.4804                                     11.6182

               Feb-05                                      Mar-09
               8.2737                                      14.1589
               14.0817                                     11.2528
               10.7903                                     12.8595

               Mar-05                                      Apr-09
               10.1126                                     12.7869
               16.4715                                     10.1607
               12.8699                                     11.6120

               Apr-05                                      May-09
               9.8820                                      13.2114
               15.9052                                     10.4960
               12.4956                                     11.9958

               May-05                                      Jun-09
               9.8819                                      12.0087
               15.6880                                     9.5389
               12.4031                                     10.9024

               Jun-05                                      Jul-09
               9.5630                                      14.1512
               15.4083                                     11.2387
               12.1030                                     12.8459

               Jul-05                                      Aug-09
               9.8817                                      12.7800
               15.7041                                     10.1479
               12.4135                                     11.5997

               Aug-05                                      Sep-09
               8.9833                                      12.3789
               14.4896                                     9.8278
               11.3793                                     11.2342

               Sep-05                                      Oct-09
               10.2223                                     13.6577
               16.4967                                     10.8411
               12.9545                                     12.3931


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               NOVEMBER 15, 2002

               Oct-05                                      Nov-09
               10.8004                                     12.7748
               16.1977                                     10.1385
               13.1523                                     11.5905

               Nov-05                                      Dec-09
               10.1248                                     12.7731
               15.4048                                     10.1354
               12.4272                                     11.5874

               Dec-05                                      Jan-10
               11.1716                                     13.1971
               16.7704                                     10.4700
               13.6146                                     11.9705

               Jan-06                                      Feb-10
               10.4502                                     11.9957
               15.9155                                     9.5152
               12.8366                                     10.8795

               Feb-06                                      Mar-10
               10.1231                                     14.1359
               15.4248                                     11.2110
               12.4396                                     12.8189

               Mar-06                                      Apr-10
               11.9970                                     13.6466
               17.5277                                     10.8211
               14.4152                                     12.3736

               Apr-06                                      May-10
               11.2441                                     13.1900
               16.3365                                     10.4572
               13.4722                                     11.9580

               May-06                                      Jun-10
               10.8917                                     12.3639
               15.6171                                     9.8006
               12.9606                                     11.2077

               Jun-06                                      Jul-10
               12.0174                                     13.6411
               17.4759                                     10.8112
               14.4088                                     12.3639

               Jul-06                                      Aug-10
               11.6158                                     12.7594
               16.6700                                     10.1107
               13.8315                                     11.5633

               Aug-06                                      Sep-10
               10.8888                                     12.7577
               15.8491                                     10.1076
               13.0648                                     11.5603

               Sep-06                                      Oct-10
               11.6137                                     13.1812
               16.9118                                     10.4414
               13.9394                                     11.9425

               Oct-06                                      Nov-10
               12.4323                                     11.9813
               17.0971                                     9.4894
               14.4813                                     10.8540


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               NOVEMBER 15, 2002

               Nov-06                                      Dec-10
               12.0299                                     14.1189
               16.7736                                     11.1806
               14.1149                                     12.7890

               Dec-06                                      Jan-11
               12.4294                                     12.7509
               17.1071                                     10.0956
               14.4867                                     11.5484


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               NOVEMBER 15, 2002

          DISTRIBUTION DATE                           DISTRIBUTION DATE
        GROUP I LOAN CAP (%)                        GROUP I LOAN CAP (%)
     EFF. GROUP II LOAN CAP (%)                  EFF. GROUP II LOAN CAP (%)
          EFF. WAC CAP (%)                            EFF. WAC CAP (%)
------------------------------------        ------------------------------------

               Feb-11                                      Nov-15
               11.9765                                     12.6610
               9.4809                                      9.9405
               10.8457                                     11.3909

               Mar-11                                      Dec-15
               14.6360                                     12.6596
               11.5843                                     9.9382
               13.2524                                     11.3885

               Apr-11                                      Jan-16
               13.1707                                     13.0802
               10.4228                                     10.2671
               11.9242                                     11.7657

               May-11                                      Feb-16
               13.1690                                     11.8899
               10.4198                                     9.3316
               11.9211                                     10.6938

               Jun-11                                      Mar-16
               12.7425                                     14.0116
               10.0807                                     10.9955
               11.5336                                     12.6008

               Jul-11                                      Apr-16
               13.1655                                     13.0761
               10.4137                                     10.2601
               11.9151                                     11.7583

               Aug-11                                      May-16
               11.9671                                     13.0748
               9.4642                                      10.2578
               10.8291                                     11.7559

               Sep-11                                      Jun-16
               13.6159                                     12.6517
               10.7665                                     9.9247
               12.3197                                     11.3744

               Oct-11                                      Jul-16
               13.1604                                     13.0721
               10.4046                                     10.2532
               11.9060                                     11.7511

               Nov-11                                      Aug-16
               12.3362                                     11.8825
               9.7515                                      9.3190
               11.1591                                     10.6807

               Dec-11                                      Sep-16
               13.6106                                     13.5202
               10.7572                                     10.6021
               12.3104                                     12.1515

               Jan-12                                      Oct-16
               12.7309                                     13.0682
               10.0603                                     10.2465
               11.5133                                     11.7441


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               NOVEMBER 15, 2002

               Feb-12                                      Nov-16
               12.3314                                     12.2502
               9.7432                                      9.6040
               11.1507                                     11.0079

               Mar-12                                      Dec-16
               14.0913                                     13.5162
               11.1319                                     10.5952
               12.7405                                     12.1442

               Apr-12                                      Jan-17
               12.7260                                     12.6429
               10.0518                                     9.9095
               11.5047                                     11.3585

               May-12                                      Feb-17
               12.7243                                     12.2467
               10.0489                                     9.5978
               11.5019                                     11.0014

               Jun-12                                      Mar-17
               13.1468                                     14.5132
               10.3810                                     11.3728
               11.8823                                     13.0362

               Jul-12                                      Apr-17
               13.1451                                     12.6393
               10.3781                                     9.9033
               11.8794                                     11.3520

               Aug-12                                      May-17
               12.7195                                     12.2432
               10.0405                                     9.5918
               11.4934                                     10.9951

               Sep-12                                      Jun-17
               12.7179                                     13.5085
               10.0377                                     10.5819
               11.4906                                     12.1303

               Oct-12                                      Jul-17
               12.3189                                     13.0571
               9.7213                                      10.2271
               11.1288                                     11.7237

               Nov-12                                      Aug-17
               13.5915                                     12.2399
               10.7240                                     9.6398
               12.2770                                     11.0353

               Dec-12                                      Sep-17
               13.1368                                     13.0874
               10.3637                                     10.3029
               11.8649                                     11.8626

               Jan-13                                      Oct-17
               11.9411                                     13.3019
               9.4190                                      10.2617
               10.7837                                     11.9265


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               NOVEMBER 15, 2002

               Feb-13                                      Nov-17
               13.5864                                     12.8713
               10.7152                                     9.9277
               12.2681                                     11.5390

               Mar-13                                      Dec-17
               14.0699                                     13.2989
               11.0949                                     10.2555
               12.7032                                     11.9207

               Apr-13                                      Jan-18
               11.9366                                     12.0885
               9.4113                                      9.3204
               10.7759                                     10.8344

               May-13                                      Feb-18
               14.0664                                     13.7544
               11.0889                                     10.6028
               12.6971                                     12.3258

               Jun-13                                      Mar-18
               12.7036                                     14.2440
               10.0131                                     10.9783
               11.4656                                     12.7629

               Jul-13                                      Apr-18
               12.3051                                     12.8641
               9.6976                                      9.9129
               11.1047                                     11.5250

               Aug-13                                      May-18
               13.5763                                     12.8627
               10.6980                                     9.9100
               12.2506                                     11.5223

               Sep-13                                      Jun-18
               12.6989                                     13.2900
               10.0051                                     10.2373
               11.4575                                     11.9035

               Oct-13                                      Jul-18
               12.6974                                     13.2885
               10.0025                                     10.2343
               11.4548                                     11.9007

               Nov-13                                      Aug-18
               13.1190                                     12.8584
               10.3332                                     9.9013
               11.8338                                     11.5140

               Dec-13                                      Sep-18
               13.1174                                     12.8570
               10.3305                                     9.8984
               11.8311                                     11.5113

               Jan-14                                      Oct-18
               12.2961                                     12.4539
               9.6823                                      9.5864
               11.0891                                     11.1489

               Feb-14                                      Nov-18
               13.1143                                     13.7407
               10.3251                                     10.5750
               11.8256                                     12.2994


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               NOVEMBER 15, 2002

               Mar-14                                      Dec-18
               14.0493                                     13.2812
               11.0598                                     10.2196
               12.6673                                     11.8866

               Apr-14                                      Jan-19
               12.2917                                     12.0725
               9.6748                                      9.2879
               11.0814                                     10.8035

               May-14                                      Feb-19
               13.5617                                     13.7362
               10.6729                                     10.5659
               12.2249                                     12.2907

               Jun-14                                      Mar-19
               12.6852                                     14.2252
               9.9818                                      10.9402
               11.4336                                     12.7267

               Jul-14                                      Apr-19
               12.6837                                     12.0685
               9.9793                                      9.2800
               11.4310                                     10.7959

               Aug-14                                      May-19
               13.1050                                     14.2221
               10.3093                                     10.9340
               11.8093                                     12.7208

               Sep-14                                      Jun-19
               11.9123                                     12.8444
               9.3697                                      9.8731
               10.7333                                     11.4871

               Oct-14                                      Jul-19
               14.0378                                     12.4416
               11.0401                                     9.5619
               12.6472                                     11.1256

               Nov-14                                      Aug-19
               12.6779                                     13.7272
               9.9693                                      10.5482
               11.4207                                     12.2737

               Dec-14                                      Sep-19
               12.2803                                     12.8402
               9.6553                                      9.8649
               11.0613                                     11.4792

               Jan-15                                      Oct-19
               13.5491                                     12.8388
               10.6515                                     9.8622
               12.2029                                     11.4766

               Feb-15                                      Nov-19
               12.6735                                     13.2653
               9.9619                                      10.1881
               11.4131                                     11.8564

               Mar-15                                      Dec-19
               14.0298                                     13.2639
               11.0266                                     10.1853
               12.6331                                     11.8538


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               NOVEMBER 15, 2002

               Apr-15                                      Jan-20
               12.6707                                     12.4336
               9.9571                                      9.5462
               11.4081                                     11.1104

               May-15                                      Feb-20
               13.0916                                     13.2611
               10.2865                                     10.1798
               11.7858                                     11.8484

               Jun-15                                      Mar-20
               11.9001                                     13.7169
               9.3491                                      10.5280
               10.7120                                     12.2542

               Jul-15                                      Apr-20
               14.0236                                     12.8306
               11.0159                                     9.8461
               12.6221                                     11.4611

               Aug-15                                      May-20
               12.6651                                     13.2569
               9.9475                                      10.1716
               11.3982                                     11.8405

               Sep-15                                      Jun-20
               12.2680                                     12.0504
               9.6344                                      9.2445
               11.0396                                     10.7617

               Oct-15                                      Jul-20
               13.5356                                     14.2008
               10.6286                                     10.8924
               12.1791                                     12.6806


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               NOVEMBER 15, 2002

          DISTRIBUTION DATE                           DISTRIBUTION DATE
        GROUP I LOAN CAP (%)                        GROUP I LOAN CAP (%)
     EFF. GROUP II LOAN CAP (%)                  EFF. GROUP II LOAN CAP (%)
          EFF. WAC CAP (%)                            EFF. WAC CAP (%)
------------------------------------        ------------------------------------

               Aug-20                                      May-25
               12.8251                                     13.6353
               9.8357                                      10.3784
               11.4509                                     12.1063

               Sep-20                                      Jun-25
               12.4230                                     12.7545
               9.5258                                      9.7070
               11.0907                                     11.3235

               Oct-20                                      Jul-25
               13.7067                                     12.7534
               10.5085                                     9.7052
               12.2353                                     11.3217

               Nov-20                                      Aug-25
               12.8211                                     13.1775
               9.8280                                      10.0269
               11.4434                                     11.6972

               Dec-20                                      Sep-25
               12.8198                                     11.9786
               9.8254                                      9.1137
               11.4410                                     10.6322

               Jan-21                                      Oct-25
               13.2457                                     14.1165
               10.1503                                     10.7393
               11.8198                                     12.5289

               Feb-21                                      Nov-25
               12.0403                                     12.7494
               9.2252                                      9.6983
               10.7429                                     11.3147

               Mar-21                                      Dec-25
               14.1889                                     12.3501
               10.8698                                     9.3936
               12.6586                                     10.9595

               Apr-21                                      Jan-26
               13.6982                                     13.6265
               10.4923                                     10.3635
               12.2195                                     12.0914

               May-21                                      Feb-26
               13.2402                                     12.7465
               10.1400                                     9.6934
               11.8097                                     11.3096

               Jun-21                                      Mar-26
               12.4115                                     14.1111
               9.5039                                      10.7301
               11.0692                                     12.5196

               Jul-21                                      Apr-26
               13.6940                                     12.7444
               10.4844                                     9.6902
               12.2117                                     11.3064


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               NOVEMBER 15, 2002

               Aug-21                                      May-26
               12.8092                                     13.1683
               9.8056                                      10.0116
               11.4215                                     11.6816

               Sep-21                                      Jun-26
               12.8079                                     11.9703
               9.8031                                      9.1000
               11.4191                                     10.6182

               Oct-21                                      Jul-26
               13.2335                                     14.1069
               10.1274                                     10.7232
               11.7973                                     12.5126

               Nov-21                                      Aug-26
               12.0292                                     12.7408
               9.2045                                      9.6840
               10.7226                                     11.3002

               Dec-21                                      Sep-26
               14.1759                                     12.3417
               10.8455                                     9.3800
               12.6348                                     10.9456

               Jan-22                                      Oct-26
               12.8027                                     13.6174
               9.7936                                      10.3488
               11.4097                                     12.0763

               Feb-22                                      Nov-26
               12.0256                                     12.7381
               9.1978                                      9.6796
               10.7160                                     11.2957

               Mar-22                                      Dec-26
               14.6965                                     12.7371
               11.2391                                     9.6782
               13.0947                                     11.2943

               Apr-22                                      Jan-27
               13.2255                                     13.1608
               10.1128                                     9.9995
               11.7829                                     11.6694

               May-22                                      Feb-27
               13.2242                                     11.9636
               10.1104                                     9.0893
               11.7805                                     10.6072

               Jun-22                                      Mar-27
               12.7964                                     14.0990
               9.7819                                      10.7106
               11.3982                                     12.4998

               Jul-22                                      Apr-27
               13.2216                                     13.6120
               10.1057                                     10.3400
               11.7758                                     12.0674


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               NOVEMBER 15, 2002

               Aug-22                                      May-27
               12.0185                                     13.1574
               9.1848                                      9.9941
               10.7032                                     11.6639

               Sep-22                                      Jun-27
               13.6749                                     12.3343
               10.4493                                     9.3683
               12.1771                                     10.9337

               Oct-22                                      Jul-27
               13.2178                                     13.6094
               10.0986                                     10.3362
               11.7688                                     12.0634

               Nov-22                                      Aug-27
               12.3905                                     12.7304
               9.4652                                      9.6682
               11.0311                                     11.2840

               Dec-22                                      Sep-27
               13.6709                                     12.7296
               10.4419                                     9.6670
               12.1698                                     11.2829

               Jan-23                                      Oct-27
               12.7877                                     13.1533
               9.7660                                      9.9882
               11.3824                                     11.6578

               Feb-23                                      Nov-27
               12.3869                                     11.9568
               9.4586                                      9.0792
               11.0246                                     10.5969

               Mar-23                                      Dec-27
               14.6793                                     14.0911
               11.2077                                     10.6992
               13.0636                                     12.4882

               Apr-23                                      Jan-28
               12.7840                                     12.7267
               9.7593                                      9.6629
               11.3758                                     11.2785

               May-23                                      Feb-28
               12.3833                                     11.9550
               9.4522                                      9.0762
               11.0181                                     10.5941

               Jun-23                                      Mar-28
               13.6631                                     14.6108
               10.4277                                     11.0922
               12.1556                                     12.9473

               Jul-23                                      Apr-28
               13.2064                                     12.7249
               10.0778                                     9.6602
               11.7482                                     11.2759

               Aug-23                                      May-28
               12.3799                                     12.3266
               9.4458                                      9.3578
               11.0119                                     10.9225


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               NOVEMBER 15, 2002

               Sep-23                                      Jun-28
               13.2039                                     13.6011
               10.0734                                     10.3247
               11.7438                                     12.0517

               Oct-23                                      Jul-28
               13.2027                                     13.1471
               10.0711                                     9.9799
               11.7416                                     11.6492

               Nov-23                                      Aug-28
               12.7757                                     12.3250
               9.7442                                      9.3558
               11.3607                                     10.9205

               Dec-23                                      Sep-28
               13.2003                                     13.1461
               10.0668                                     9.9788
               11.7372                                     11.6478

               Jan-24                                      Oct-28
               11.9992                                     13.1453
               9.1496                                      9.9782
               10.6683                                     11.6473

               Feb-24                                      Nov-28
               13.6530                                     12.7210
               10.4094                                     9.6556
               12.1375                                     11.2711

               Mar-24                                      Dec-28
               13.6518                                     13.1446
               10.4072                                     9.9776
               12.1353                                     11.6463

               Apr-24                                      Jan-29
               11.9960                                     11.9492
               9.1439                                      9.0702
               10.6625                                     10.5872

               May-24                                      Feb-29
               14.1368                                     13.5968
               10.7745                                     10.3209
               12.5642                                     12.0474

               Jun-24                                      Mar-29
               12.7676                                     14.0818
               9.7297                                      10.6894
               11.3464                                     12.4774

               Jul-24                                      Apr-29
               12.3675                                     12.7190
               9.4238                                      9.6549
               10.9898                                     11.2696

               Aug-24                                      May-29
               13.6457                                     12.7187
               10.3966                                     9.6547
               12.1246                                     11.2695

               Sep-24                                      Jun-29
               12.7642                                     13.1422
               9.7238                                      9.9766
               11.3404                                     11.6455


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               NOVEMBER 15, 2002

               Oct-24                                      Jul-29
               12.7631                                     13.1421
               9.7219                                      9.9766
               11.3385                                     11.6456

               Nov-24                                      Aug-29
               13.1874                                     12.7176
               10.0439                                     9.6551
               11.7144                                     11.2700

               Dec-24                                      Sep-29
               13.1863                                     12.7180
               10.0420                                     9.6554
               11.7124                                     11.2706

               Jan-25                                      Oct-29
               12.3611                                     12.3201
               9.4125                                      9.3545
               10.9786                                     10.9188

               Feb-25                                      Nov-29
               13.1841                                     13.5948
               10.0381                                     10.3231
               11.7085                                     12.0492

               Mar-25                                      Dec-29
               14.1246                                     13.1414
               10.7531                                     9.9795
               12.5427                                     11.6481

               Apr-25                                      Jan-30
               12.3580                                     11.9467
               9.4071                                      9.0737
               10.9731                                     10.5902


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               NOVEMBER 15, 2002

          DISTRIBUTION DATE                           DISTRIBUTION DATE
        GROUP I LOAN CAP (%)                        GROUP I LOAN CAP (%)
     EFF. GROUP II LOAN CAP (%)                  EFF. GROUP II LOAN CAP (%)
          EFF. WAC CAP (%)                            EFF. WAC CAP (%)
------------------------------------        ------------------------------------

               Feb-30                                      Jun-31
               13.5944                                     12.7390
               10.3263                                     9.7316
               12.0520                                     11.3424

               Mar-30                                      Jul-31
               14.0806                                     12.7413
               10.6962                                     9.7428
               12.4839                                     11.3524

               Apr-30                                      Aug-31
               11.9471                                     13.1715
               9.0770                                      10.0807
               10.5936                                     11.7441

               May-30                                      Sep-31
               14.0817                                     11.9807
               10.7009                                     9.1794
               12.4873                                     10.6915

               Jun-30                                      Oct-31
               12.7196                                     14.1273
               9.6671                                      10.8427
               11.2808                                     12.6194

               Jul-30                                      Nov-31
               12.3218                                     12.7677
               9.3663                                      9.8186
               10.9309                                     11.4203

               Aug-30                                      Dec-31
               13.5974                                     12.3794
               10.3384                                     9.5356
               12.0639                                     11.0908

               Sep-30                                      Jan-32
               12.7216                                     13.6728
               9.6754                                      10.5653
               11.2885                                     12.2757

               Oct-30                                      Feb-32
               12.7216                                     12.8060
               9.6775                                      9.9322
               11.2923                                     11.5272

               Nov-30                                      Mar-32
               13.1482                                     12.8213
               10.0047                                     10.0056
               11.6727                                     11.5853

               Dec-30                                      Apr-32
               13.1493                                     13.7350
               10.0086                                     10.7936
               11.6766                                     12.4687

               Jan-31                                      May-32
               12.3277                                     13.3186
               9.3890                                      10.6011
               10.9513                                     12.1825


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               NOVEMBER 15, 2002

               Feb-31                                      Jun-32
               13.1521                                     12.5362
               10.0198                                     10.1998
               11.6870                                     11.6067

               Mar-31                                      Jul-32
               14.0935                                     13.9444
               10.7428                                     11.5438
               12.5298                                     13.0288

               Apr-31                                      Aug-32
               12.3338                                     13.1637
               9.4093                                      11.5666
               10.9701                                     12.6240

               May-31
               13.6135
               10.3914
               12.1139

*Represents the final month of the interest rate cap agreement.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               NOVEMBER 15, 2002

APPENDIX A - INTEREST RATE CAP NOTIONAL AMOUNT AMORTIZATION SCHEDULE

This transaction will contain a 1-month LIBOR interest rate cap agreement (the "Interest Rate Cap") with an initial notional amount of $96,939,323. The Interest Rate Cap will have a term of 60 months and a strike rate of 1-month LIBOR equal to 8.00%. Interest Rate Cap payments will be available only to pay basis risk shortfall carry forward amounts on the Class A2-A, Class A2-B, Class M-1, Class M-2, Class B-1, Class B-2 and Class B-3 Certificates in the manner described herein. The notional amount of the Interest Rate Cap will amortize as specified in the amortization schedule below.

                      INTEREST RATE                                INTEREST RATE
 DEAL AGE             CAP NOTIONAL             DEAL AGE            CAP NOTIONAL
(IN MONTHS)            AMOUNT ($)             (IN MONTHS)           AMOUNT ($)
-----------           -------------           -----------          -------------
     1                 96,939,323                 31                49,965,278
     2                 95,907,016                 32                48,741,270
     3                 94,762,701                 33                47,546,930
     4                 93,508,758                 34                46,381,543
     5                 92,147,977                 35                45,244,414
     6                 90,683,558                 36                44,134,862
     7                 89,119,096                 37                43,052,222
     8                 87,458,576                 38                41,995,847
     9                 85,706,354                 39                40,965,105
    10                 83,867,141                 40                39,959,378
    11                 81,945,990                 41                38,978,063
    12                 79,948,267                 42                38,020,572
    13                 77,998,810                 43                37,086,332
    14                 76,096,459                 44                36,174,782
    15                 74,240,083                 45                35,285,375
    16                 72,428,579                 46                34,417,577
    17                 70,660,867                 47                33,570,868
    18                 68,935,896                 48                32,744,740
    19                 67,252,639                 49                31,938,695
    20                 65,610,093                 50                31,152,250
    21                 64,007,280                 51                30,384,932
    22                 62,443,246                 52                29,636,279
    23                 60,917,058                 53                28,905,842
    24                 59,427,806                 54                28,193,180
    25                 57,974,602                 55                27,497,865
    26                 56,556,580                 56                26,819,478
    27                 55,172,893                 57                26,157,610
    28                 53,822,716                 58                25,511,863
    29                 52,505,243                 59                24,881,847
    30                 51,219,686                 60                24,267,183


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAMP 2002-HE
DISTRIBUTION BY CREDIT SCORE

POOL=ALL

                                             PCT
                                              OF
                                             MORT
                                             POOL
                NUMBER       AGGREGATE        BY                                                                  PCT
                  OF         PRINCIPAL       AGG                      WEIGHTED   WEIGHTED               PCT      FULL      PCT
               MORTGAGE       BALANCE        PRIN    ADJUSTED   ADJ     ORIG       AVG        PCT      OWNER      DOC    CASHOUT
CREDIT SCORE    LOANS       OUTSTANDING      BAL     BALANCE    PCT     LTV        FICO     SFD/PUD   OCCUPIED   LOAN     REFI
------------   --------   ---------------   ------   --------   ---   --------   --------   -------   --------   -----   -------
Unavailable           1        $59,264.92     0.01      $0.00     0    75.0000               100.00     100.00    0.00      0.00
500 - 549           200    $30,251,057.38     6.82      $0.00     0    79.1932    525.646     92.55      98.69   76.92     71.44
550 - 574           146    $25,222,885.95     5.69      $0.00     0    82.3375    561.759     92.43      95.07   69.97     57.02
575 - 599           210    $34,569,723.02     7.80      $0.00     0    84.2886    589.021     94.39      94.70   54.87     55.40
600 - 619           301    $46,914,510.37    10.58      $0.00     0    90.3826    610.205     87.39      96.15   60.60     43.22
620 - 649           710   $108,672,508.31    24.51      $0.00     0    92.3629    635.293     82.37      96.88   30.23     32.38
650 - 679           584    $92,056,422.01    20.76      $0.00     0    94.0328    663.586     81.97      93.46   27.34     25.02
680 - 699           238    $39,154,113.63     8.83      $0.00     0    93.2697    689.086     82.98      91.72   28.98     25.13
700 - 749           311    $47,660,574.11    10.75      $0.00     0    94.4558    719.964     81.91      93.69   23.14     14.46
750 - 799           100    $17,489,955.10     3.94      $0.00     0    94.0897    765.723     71.69      92.43   15.98     10.49
800 - 999            10     $1,373,777.67     0.31      $0.00     0    88.9996    803.943     54.60     100.00   23.25     20.98
TOTAL             2,811   $443,424,792.47   100.00      $0.00     0    90.7623    642.761     84.52      94.98   38.75     34.39

GSAMP 2002-HE
DISTRIBUTION BY ORIG LTV

POOL=ALL

                                                          PCT
                                                           OF
                                                          MORT
                                                          POOL
                             NUMBER       AGGREGATE        BY                                                  PCT
                               OF         PRINCIPAL       AGG     WEIGHTED   WEIGHTED               PCT        FULL       PCT
                            MORTGAGE       BALANCE        PRIN      ORIG       AVG        PCT      OWNER       DOC      CASHOUT
ORIG LTV                     LOANS       OUTSTANDING      BAL       LTV        FICO     SFD/PUD   OCCUPIED     LOAN      REFI
-------------------------   --------   ---------------   ------   --------   --------   -------   --------   --------   -------
0 - 60                            59     $8,472,000.19     1.91    50.8441    624.264     88.79      92.25      32.67     78.20
60 <- 70                         116    $16,268,443.04     3.67    67.0863    605.902     82.31      81.67      34.12     75.19
70 <- 80                         392    $74,097,074.45    16.71    77.9812    613.293     81.06      90.07      37.03     61.11
80 <- 85                         174    $29,158,622.58     6.58    84.6053    594.437     85.72      87.90      61.01     64.36
85 <- 90                         343    $67,122,007.31    15.14    89.7124    631.539     81.32      90.12      43.69     39.14
90 <- 95                         430    $71,327,584.68    16.09    94.8291    652.049     84.08      98.91      34.08     18.84
95 <- 100                      1,297   $176,979,060.22    39.91    99.9742    667.836     87.16      99.81      36.53     16.88
TOTAL                          2,811   $443,424,792.47   100.00    90.7623    642.761     84.52      94.98      38.75     34.39

GSAMP 2002-HE
DISTRIBUTION BY CURRENT PRINCIPAL BALANCE

POOL=ALL

                                                          PCT
                                                           OF
                                                          MORT
                                                          POOL
                             NUMBER       AGGREGATE        BY                                                  PCT
                               OF         PRINCIPAL       AGG     WEIGHTED   WEIGHTED               PCT        FULL       PCT
                            MORTGAGE       BALANCE        PRIN      ORIG       AVG        PCT      OWNER       DOC      CASHOUT
CURRENT PRINCIPAL BALANCE    LOANS       OUTSTANDING      BAL       LTV        FICO     SFD/PUD   OCCUPIED     LOAN      REFI
-------------------------   --------   ---------------   ------   --------   --------   -------   --------   --------   -------
$1.01 <- $50,000                 393    $13,511,344.38     3.05    95.5318    651.426     81.84      93.18      36.16     16.34
$50,000.01 <- $200,000         1,580   $181,539,317.16    40.94    90.5729    638.066     85.49      93.86      43.20     32.35
$200,000.01 <- $300,000          548   $134,084,063.27    30.24    91.0144    643.905     83.15      96.27      38.61     34.34
$300,000.01 <- $400,000          193    $66,439,117.72    14.98    91.9302    649.735     81.58      94.17      31.59     35.05
$400,000.01 <- $500,000           66    $29,886,470.56     6.74    89.1220    644.988     91.00      95.61      35.33     51.43
$500,000.01 <- $600,000           22    $12,015,069.85     2.71    88.2687    639.751     86.11     100.00      26.95     46.03
$600,000.01 <- $700,000            8     $5,200,275.70     1.17    78.8572    646.489     87.53     100.00      37.65     25.53
$700,000.01 <- $800,000            1       $749,133.83     0.17    90.0000    734.000    100.00     100.00       0.00      0.00
TOTAL                          2,811   $443,424,792.47   100.00    90.7623    642.761     84.52      94.98      38.75     34.39

GSAMP 2002-HE
DISTRIBUTION BY DOCUMENTATION

POOL=ALL

                                                          PCT
                                                           OF
                                                          MORT
                                                          POOL
                             NUMBER       AGGREGATE        BY                                                  PCT
                               OF         PRINCIPAL       AGG     WEIGHTED   WEIGHTED               PCT        FULL       PCT
                            MORTGAGE       BALANCE        PRIN      ORIG       AVG        PCT      OWNER       DOC      CASHOUT
DOCUMENTATION                LOANS       OUTSTANDING      BAL       LTV        FICO     SFD/PUD   OCCUPIED     LOAN      REFI
-------------------------   --------   ---------------   ------   --------   --------   -------   --------   --------   -------
Full                           1,129   $171,830,576.24    38.75    90.4053    618.810     86.73      95.85     100.00     43.59
Limited                          340    $59,047,797.22    13.32    91.6224    632.719     85.72      89.36       0.00     37.13
NI/NA                            273    $44,702,930.65    10.08    89.5904    670.037     72.05      96.49       0.00     12.56
Stated                         1,069   $167,843,488.36    37.85    91.1372    663.555     85.17      95.67       0.00     29.81
TOTAL                          2,811   $443,424,792.47   100.00    90.7623    642.761     84.52      94.98      38.75     34.39

GSAMP 2002-HE
DISTRIBUTION BY PROPERTY TYPE

POOL=ALL

                                                          PCT
                                                           OF
                                                          MORT
                                                          POOL
                             NUMBER       AGGREGATE        BY                                                  PCT
                               OF         PRINCIPAL       AGG     WEIGHTED   WEIGHTED               PCT        FULL       PCT
                            MORTGAGE       BALANCE        PRIN      ORIG       AVG        PCT      OWNER       DOC      CASHOUT
PROPERTY TYPE                LOANS       OUTSTANDING      BAL       LTV        FICO     SFD/PUD   OCCUPIED     LOAN      REFI
-------------------------   --------   ---------------   ------   --------   --------   -------   --------   --------   -------
2-4 FAMILY                       159    $32,429,606.08     7.31    85.4091    660.659      0.00      82.06      24.86     35.56
CONDO                            276    $35,658,470.67     8.04    93.7397    661.428      0.00      96.54      40.48     21.47
MANUFACTURED HOUSING               7       $544,039.18     0.12    73.7524    616.379      0.00      81.50      56.69     60.76
PUD                              379    $66,297,981.87    14.95    92.0456    641.600    100.00      97.44      36.98     28.52
SINGLE FAMILY                  1,990   $308,494,694.67    69.57    90.7350    639.017    100.00      95.65      40.36     36.97
TOTAL                          2,811   $443,424,792.47   100.00    90.7623    642.761     84.52      94.98      38.75     34.39

GSAMP 2002-HE
DISTRIBUTION BY LOAN PURPOSE

POOL=ALL

                                                          PCT
                                                           OF
                                                          MORT
                                                          POOL
                             NUMBER       AGGREGATE        BY                                                  PCT
                               OF         PRINCIPAL       AGG     WEIGHTED   WEIGHTED               PCT        FULL       PCT
                            MORTGAGE       BALANCE        PRIN      ORIG       AVG        PCT      OWNER       DOC      CASHOUT
LOAN PURPOSE                 LOANS       OUTSTANDING      BAL       LTV        FICO     SFD/PUD   OCCUPIED     LOAN      REFI
-------------------------   --------   ---------------   ------   --------   --------   -------   --------   --------   -------
CASHOUT REFI                     851   $152,488,041.03    34.39    84.3528    616.337     87.20      92.97      49.12    100.00
PURCHASE                       1,797   $266,987,856.68    60.21    94.9035    660.447     82.64      96.35      31.91      0.00
RATE/TERM REFI                   163    $23,948,894.76     5.40    85.4056    613.762     88.49      92.54      49.00      0.00
TOTAL                          2,811   $443,424,792.47   100.00    90.7623    642.761     84.52      94.98      38.75     34.39

GSAMP 2002-HE
DISTRIBUTION BY OCCUPANCY STATUS

POOL=ALL

                                                          PCT
                                                           OF
                                                          MORT
                                                          POOL
                             NUMBER       AGGREGATE        BY                                                  PCT
                               OF         PRINCIPAL       AGG     WEIGHTED   WEIGHTED               PCT        FULL       PCT
                            MORTGAGE       BALANCE        PRIN      ORIG       AVG        PCT      OWNER       DOC      CASHOUT
OCCUPANCY STATUS             LOANS       OUTSTANDING      BAL       LTV        FICO     SFD/PUD   OCCUPIED     LOAN      REFI
-------------------------   --------   ---------------   ------   --------   --------   -------   --------   --------   -------
NON-OWNER                        138    $18,544,805.22     4.18    81.3470    660.861     64.75       0.00      36.23     49.29
OWNER OCCUPIED                 2,648   $421,165,039.31    94.98    91.2613    641.890     85.40     100.00      39.10     33.66
SECOND HOME                       25     $3,714,947.94     0.84    81.1906    651.079     83.40       0.00      11.30     42.62
TOTAL                          2,811   $443,424,792.47   100.00    90.7623    642.761     84.52      94.98      38.75     34.39